Execution Copy

                                WACHOVIA ASSET SECURITIZATION, INC. 2002-HE1 TRUST,

                                                      Issuer,

                                                        and

                                               JPMORGAN CHASE BANK,

                                                 Indenture Trustee

                                             ________________________

                                                     INDENTURE

                                             ________________________

                                          Dated as of September 27, 2002

                                        WACHOVIA ASSET SECURITIZATION, INC.
                                        ASSET-BACKED NOTES, SERIES 2002-HE1

         Section 4.02          Registration of and Limitations on Transfer and Exchange of Notes;

EXHIBITS

Exhibit A.........-        Form of Notes
Appendix A .......-        Definitions

         This Indenture,  dated as of September 27, 2002, is between Wachovia Asset  Securitization,  Inc. 2002-HE1
Trust, a Delaware  statutory  trust, as issuer (the "Issuer"),  and JPMorgan Chase Bank, as indenture  trustee (the
"Indenture Trustee").

                                                    WITNESSETH:

         Each party  hereto  agrees as follows  for the  benefit of the other  party and for the equal and  ratable benefit of the  Noteholders  of the  Issuer's  Wachovia  Asset  Securitization,  Inc.  Asset-Backed  Notes,  Series
2002-HE1 (the "Notes").

                                                 GRANTING CLAUSE:

         The Issuer hereby Grants to the Indenture  Trustee,  all of the Issuer's right,  title and interest in and to all of the  following:  (a) the Initial  Mortgage Loans and any  Subsequent  Mortgage  Loans  (together with the
Cut-Off  Date  Principal  Balances  and any  Additional  Balances  arising  thereafter  to and  including  the date immediately  preceding the  commencement  of the Rapid  Amortization  Period),  and all monies due or to become due thereunder;  (b) the Note Payment  Account,  and all funds on deposit or credited thereto from time to time and all proceeds thereof;  (c) the Capitalized  Interest Account, and all funds on deposit or credited thereto from time to time (other than any income  thereon),  and the  Pre-Funding  Account  and the  Funding  Account,  and all funds on deposit  or  credited  thereto  from time to time;  (d) the  Policy  and all  hazard  insurance  policies;  (e) all accounts,  chattel  paper,  deposit  accounts,  documents,  general  intangibles,  goods,  instruments,  investment property,  letter-of-credit  rights,  letters of credit,  money,  and oil, gas and other  minerals,  consisting of, arising from, or relating to, and of the  foregoing;  and (f) all present and future  claims,  demands,  causes and choses in action in respect of any or all of the  foregoing  and all  payments  on or under,  and all  proceeds  of every kind and nature  whatsoever in respect of, any or all of the foregoing and all payments on or under,  and all proceeds of every kind and nature  whatsoever in the conversion  thereof,  voluntary or  involuntary,  into cash or other liquid property,  all cash proceeds,  accounts,  accounts  receivable,  notes, drafts,  acceptances,  checks, deposit  accounts,  rights to  payment of any and every  kind,  and other  forms of  obligations  and  receivables, instruments  and other property which at any time  constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the "Trust Estate" or the "Collateral").

         The  foregoing  Grant is made in trust to secure the  payment of  principal  of and  interest  on, and any other amounts owing in respect of, the Notes, equally and ratably without prejudice,  priority or distinction,  and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

         The  foregoing  Grant shall  inure to the  benefit of the  Enhancer in respect of draws made on the Policy and amounts  owing from time to time  pursuant to the  Insurance  Agreement  (regardless  of whether  such  amounts relate to the Notes or the  Certificates),  and such Grant shall  continue in full force and effect for the benefit of the Enhancer until all such amounts owing to it have been repaid in full.

         Each  of the  Mortgage  Loan  Schedules  is  hereby  incorporated  by  reference  and  made a part of this
Indenture.

         The Indenture  Trustee,  as trustee on behalf of the  Noteholders,  acknowledges  such Grant,  accepts the trust under this Indenture in accordance  with the provisions  hereof and agrees to perform its duties as Indenture
Trustee as required herein.

                                                     ARTICLE I

                                                    Definitions

          Section 1.01  Definitions.  For all purposes of this Indenture,  except as otherwise  expressly provided herein or unless the context  otherwise  requires,  capitalized terms not otherwise defined herein shall have the meanings assigned  to such terms in the  Definitions  attached  hereto as  Appendix A, which is  incorporated  by  reference herein.  All other capitalized terms used herein shall have the meanings specified herein.

          Section 1.02  Incorporation  by  Reference  of  Trust  Indenture  Act.  Whenever  this  Indenture  refers  to a provision of the Trust  Indenture Act (the "TIA"),  such provision is  incorporated by reference in and made a part of this Indenture.  The following TIA terms used in this Indenture have the following meanings:

                  "Commission" means the Securities and Exchange Commission.

                  "indenture securities" means the Notes.

                  "indenture security holder" means a Noteholder.

                  "indenture to be qualified" means this Indenture.

                  "indenture trustee" or "institutional trustee" means the Indenture Trustee.

                  "obligor" on the  indenture  securities  means the Issuer and any other  obligor on the indenture securities.

                  All other TIA terms used in this Indenture  that are defined by TIA,  defined by TIA reference to another statute or defined by Commission rule have the meaning assigned to them by such definitions.

          Section 1.03  Rules of Construction.  Unless the context otherwise requires:

          (a)      a term has the meaning assigned to it;

          (b)      an accounting  term not otherwise  defined has the meaning  assigned to it in  accordance  with  generally accepted accounting principles as in effect from time to time;

          (c)      "or" includes "and/or";

          (d)      "including" means "including without limitation";

          (e)      words in the singular include the plural and words in the plural include the singular;

          (f)      the term "proceeds" has the meaning ascribed thereto in the UCC; and

          (g)      any  agreement,  instrument or statute  defined or referred to herein or in any  instrument or certificate delivered  in  connection  herewith  means such  agreement,  instrument  or  statute as from time to time  amended, modified or  supplemented  and includes (in the case of agreements or  instruments)  references to all  attachments thereto and  instruments  incorporated  therein;  references to a Person are also to its permitted  successors  and assigns.

                                                   ARTICLE II

                                            Original Issuance of Notes

          Section 2.01  Form. The Notes together with the Indenture  Trustee's  certificate of  authentication,  shall be in substantially the form set forth in Exhibit A, with such appropriate  insertions,  omissions,  substitutions and other  variations as are required or permitted by this Indenture and may have such letters,  numbers or other marks of identification and such legends or endorsements placed thereon as may,  consistently  herewith, be determined by the officers  executing the Notes,  as evidenced by their  execution  thereof.  Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of such Note.

         The Notes shall be  typewritten,  printed,  lithographed  or engraved  or produced by any  combination  of these methods,  all as determined by the Authorized  Officers executing such Notes, as evidenced by their execution of such Notes.

         The terms of the Notes set forth in Exhibit A are part of the terms of this Indenture.

          Section 2.02  Execution,  Authentication  and Delivery.  The Notes shall be executed on behalf of the Issuer by any of its  Authorized  Officers.  The  signature  of any such  Authorized  Officer  on the  Notes may be manual or facsimile.

         Notes bearing the manual or facsimile  signature of individuals who were at any time  Authorized  Officers of the Issuer  shall bind the  Issuer,  notwithstanding  that such  individuals  or any of them have ceased to hold such  offices  prior to the  authentication  and delivery of such Notes or did not hold such offices at the date of such Notes.

         The Indenture  Trustee shall upon Issuer Request  authenticate  and deliver Notes for original issue in an aggregate  initial  principal amount of $950,000,000.  The Class A Notes shall have an initial  principal amount of
$950,000,000.

         Each Note  shall be dated  the date of its  authentication.  The Notes  shall be  issuable  as  registered
Notes,  and the Notes shall be issuable in minimum  denominations  of $25,000 and  integral  multiples of $1,000 in excess thereof.

         No Note shall be entitled to any benefit under this  Indenture or be valid or obligatory  for any purpose, unless there appears on such Note a certificate  of  authentication  substantially  in the form provided for herein executed  by the  Indenture  Trustee  by the  manual  signature  of one of its  authorized  signatories,  and  such certificate  upon any Note  shall be  conclusive  evidence,  and the only  evidence,  that  such Note has been duly authenticated and delivered hereunder.

                                                       ARTICLE III

                                                     Covenants

          Section 3.01  Collection  of  Payments  with  Respect  to the  Mortgage  Loans.  The  Indenture  Trustee  shall establish and maintain with itself the Note Payment  Account in which the Indenture  Trustee shall,  subject to the terms of this paragraph,  deposit,  on the same day as it is received from the Servicer,  each remittance  received by the Indenture  Trustee with respect to the Mortgage Loans.  The Indenture  Trustee shall distribute all payments of principal of and interest on the Notes,  subject to Section 3.03 as provided in Section 3.05  herein from monies on deposit in the Note Payment Account.

          Section 3.02  Maintenance  of Office or Agency.  The Issuer will  maintain  in the City of New York,  New York, an office or agency where,  subject to  satisfaction  of conditions set forth herein,  Notes may be surrendered for registration  of transfer or exchange,  and where notices and demands to or upon the Issuer in respect of the Notes and this  Indenture may be served.  The Issuer  hereby  initially  appoints the  Indenture  Trustee to serve as its agent for the  foregoing  purposes.  If at any time the Issuer  shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof,  such surrenders,  notices and demands may be made or served at the Corporate  Trust Office,  and the Issuer hereby  appoints the Indenture  Trustee as its agent to receive all such surrenders, notices and demands.

          Section 3.03  Money  for  Payments  to Be Held in  Trust;  Paying  Agent.  As  provided  in  Section 3.01,  all payments of amounts due and payable with respect to any Notes that are to be made from amounts  withdrawn  from the
Note Payment  Account  pursuant to Section 3.01  shall be made on behalf of the Issuer by the Indenture  Trustee or by the Paying  Agent,  and no amounts so  withdrawn  from the Note  Payment  Account for payments of Notes shall be paid over to the  Issuer  except as  provided  in this  Section 3.03.  The Issuer  hereby  appoints  the  Indenture
Trustee to act as  initial  Paying  Agent  hereunder.  The Issuer  will  cause  each  Paying  Agent  other than the
Indenture  Trustee to execute and deliver to the  Indenture  Trustee an instrument in which such Paying Agent shall agree with the  Indenture  Trustee  (and if the  Indenture  Trustee  acts as Paying  Agent,  it hereby so  agrees), subject to the provisions of this Section 3.03, that such Paying Agent will:

          (a)      hold all sums  held by it for the  payment  of  amounts  due with  respect  to the  Notes in trust for the benefit of the Persons entitled  thereto until such sums shall be paid to such Persons or otherwise  disposed of as herein provided and pay such sums to such Persons as herein provided;

          (b)      give the Indenture  Trustee and the Enhancer  written  notice of any default by the Issuer of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

          (c)      at any time  during the  continuance  of any such  default,  upon the  written  request  of the  Indenture
Trustee,  except in the case where the same party is both the  Indenture  Trustee  and the Paying  Agent,  in which case no such written  request will be needed,  forthwith pay to the Indenture  Trustee all sums so held in trust by such Paying Agent;

          (d)      immediately  resign as Paying  Agent and  forthwith  pay to the  Indenture  Trustee all sums held by it in trust for the  payment  of Notes,  if at any time it ceases to meet the  standards  required  to be met by a Paying
Agent at the time of its appointment;

          (e)      comply with all  requirements of the Code with respect to the withholding  from any payments made by it on any Notes of any  applicable  withholding  taxes  imposed  thereon  and with  respect to any  applicable  reporting requirements in connection therewith; and

          (f)      deliver to the Indenture  Trustee,  except in the case where the same party is both the Indenture  Trustee and the Paying Agent, in which case no such delivery is required,  a copy of the statement to Noteholders  prepared with respect to each Payment Date by the Servicer pursuant to Section 4.01 of the Servicing Agreement.

         The  Issuer  may at any time,  for the  purpose  of  obtaining  the  satisfaction  and  discharge  of this
Indenture or for any other purpose,  by Issuer Request direct any Paying Agent to pay to the Indenture  Trustee all sums held in trust by such Paying  Agent,  such sums to be held by the  Indenture  Trustee  upon the same trusts as those  upon  which the sums were held by such  Paying  Agent;  and upon such  payment  by any  Paying  Agent to the
Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Subject to applicable  laws with respect to escheat of funds,  any money held by the Indenture  Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and  remaining  unclaimed  for one year after  such  amount has become  due and  payable  shall be  discharged  from such trust and be paid to the
Issuer on Issuer  Request;  and the Noteholder of such Note shall  thereafter,  as an unsecured  general  creditor, look only to the Issuer for  payment  thereof  (but only to the extent of the amounts so paid to the  Issuer),  and all  liability  of the  Indenture  Trustee or such Paying  Agent with  respect to such trust money shall  thereupon cease;  provided,  however, that the Indenture Trustee or such Paying Agent, before being required to make any such repayment,  shall at the expense and written  direction of the Issuer cause to be published  once, in an Authorized
Newspaper,  notice that such money remains unclaimed and that, after a date specified  therein,  which shall not be less than 30 days from the date of such  publication,  any unclaimed  balance of such money then  remaining will be repaid to the Issuer.  The  Indenture  Trustee may also adopt and employ,  at the expense and written  direction of the Issuer,  any other reasonable means of notification of such repayment  (including,  but not limited to, mailing notice of such  repayment  to  Noteholders  the Notes  which  have been  called but have not been  surrendered  for redemption  or whose  right to or interest  in monies due and  payable  but not  claimed is  determinable  from the records of the Indenture Trustee or of any Paying Agent, at the last address of record for each such Noteholder).

          Section 3.04  Existence.  The  Issuer  will keep in full  effect its  existence,  rights  and  franchises  as a statutory trust under the laws of the State of Delaware  (unless it becomes,  or any successor  Issuer hereunder is or  becomes,  organized  under the laws of any other state or of the United  States of  America,  in which case the
Issuer will keep in full effect its  existence,  rights and franchises  under the laws of such other  jurisdiction)
and will obtain and preserve its qualification to do business in each  jurisdiction in which such  qualification is or shall be necessary to protect the validity and  enforceability of this Indenture,  the Notes, the Mortgage Loans and each other instrument or agreement included in the Trust Estate.

          Section 3.05  Priority of Distributions; Defaulted Interest.

          (a)      In accordance with  Section 3.04(b)  of the Servicing  Agreement,  the priority of  distributions  on each
Payment Date from Principal  Collections and Interest  Collections with respect to the Mortgage Loans, any optional advance of  delinquent  principal  and/or  interest on the  Mortgage  Loans made by the  Servicer in respect of the related  Collection  Period,  any Deficiency  Amount with respect to Mortgage Loans or the Notes deposited into the
Note Payment  Account (to be applied  solely with  respect to the payment of amounts  described in clauses (ii) and
(vii) under this  paragraph  (a),  and any amounts  transferred  to the Note Payment  Account from the  Pre-Funding
Account,  the Funding Account and/or the Capitalized  Interest  Account pursuant to Sections 3.18, 3.19 and 3.20 of the Servicing Agreement, is as follows:

              (i)      from  available  Interest  Collections  (exclusive  of the pro rata  portion of interest  attributable  to
         Additional  Balances  represented by the Additional  Balance Increase Amount that have been withdrawn from the Custodial  Account  pursuant to  Section 3.04(a)  of the Servicing  Agreement),  to the Enhancer,  the
         amount of the premium  for the Policy and any unpaid  premium for the  Policy,  with  interest  thereon as provided in the Insurance Agreement;

               (ii)     from any remaining  Interest  Collections  (exclusive of the pro rata portion of interest  attributable to
         Additional  Balances  represented by the Additional  Balance  Increase  Amount),  excluding any Relief Act
         Shortfalls  allocated thereto pursuant to  Section 3.05(e),  and any Deficiency Amount with respect to the
         Notes  deposited  into the Note  Payment  Account  pursuant to  Section 3.28(a)(ii),  to the Note  Payment
         Account,  for payment by the Paying Agent to the Noteholders,  interest for the related Interest Period at the related Note Rate on the Note Balance immediately prior to such Payment Date;

               (iii)    during the Revolving Period, to the Funding Account,  Principal Collections,  to the extent not previously applied  to  purchase  Additional  Balances  during  the  related  Collection  Period  and that  have been withdrawn from the Custodial Account pursuant to Section 3.04(d) of the Servicing Agreement;

               (iv)     during the Revolving  Period,  to the Funding  Account,  from Excess  Spread,  the amount  necessary to be
         applied  on  such  Payment  Date  so  that  the   Overcollateralization   Amount  is  not  less  than  the
         Overcollateralization Target Amount;

               (v)      during the Amortization  Periods,  to the Note Payment Account,  from Excess Spread,  the amount necessary to be applied  on such  Payment  Date for  payment by the  Paying  Agent to the  Noteholders,  so that the
         Overcollateralization Amount is not less than the Overcollateralization Target Amount;

               (vi)     at the request of the holders of the  Certificates,  from  remaining  Excess Spread and during the Managed
         Amortization  Period, from Principal  Collections,  to the Distribution  Account,  for distribution to the holders of the Certificates, an amount equal to the Additional Balance Increase Amount;

               (vii)    to the Note Payment  Account,  the  Principal  Distribution  Amount for payment by the Paying Agent to the
         Noteholders,  including  any amount on deposit in the Note Payment  Account on such Payment Date  pursuant to Section 3.28(a)(iii);

               (viii)   to the Enhancer,  to reimburse it for prior draws made on the Policy,  with  interest  thereon as provided in the Insurance Agreement;

               (ix)     to the Note Payment  Account from  remaining  Excess  Spread,  any  Liquidation  Loss Amounts  (other than amounts  allocated  in respect of the  Excluded  Amount) not  otherwise  covered by  payments  pursuant to clauses (v) or (vii) above on such Payment Date or prior  Payment  Dates,  for payment by the Paying Agent to the Noteholders;

              (x)      to the Enhancer, any other amounts owed to the Enhancer pursuant to the Insurance Agreement;

              (xi)     to the Note  Payment  Account from any  remaining  Excess  Spread,  for payment by the Paying Agent to the
         Noteholders  any Interest  Shortfalls,  together with interest  thereon at the Note Rate (as adjusted from time to time);

              (xii)    to the Indenture  Trustee,  any amounts owing to the Indenture  Trustee  pursuant to  Section 6.07  to the extent remaining unpaid; and

              (xiii)   any remaining  amount,  to the Distribution  Account,  for distribution to the holders of the Certificates by the Certificate Paying Agent in accordance with the Trust Agreement.

         For purposes of the  foregoing,  the Note Balance on each  Payment  Date during the  Amortization  Periods will be reduced (any such reduction,  an "Unpaid  Principal  Amount") by the  Liquidation  Loss Amounts (other than amounts  allocated  in respect of the  Excluded  Amount) for such  Payment  Date,  but only to the extent that such
Liquidation  Loss  Amounts are not  otherwise  covered by payments  made  pursuant to clauses (v),  (vii),  or (ix)
above, or by a draw on the Policy, and the Overcollateralization Amount is zero.

          (b)      On each Payment Date, the Paying Agent shall apply,  from amounts on deposit in the Note Payment  Account, and in accordance  with the Servicing  Certificate,  the amounts set forth above in the order of priority set forth
in Section   3.05(a).

          (c)      Amounts  paid to  Noteholders  shall be paid in respect  of the Notes in  accordance  with the  applicable percentage  as set forth in  paragraph  (d)  below.  Interest  on the Notes  will be  computed  on the basis of the actual  number of days in each  Interest  Period and a 360-day  year.  Any  installment  of interest  or  principal payable on any Note that is  punctually  paid or duly  provided  for by the Issuer on the  applicable  Payment Date shall be paid to the Noteholder of record thereof on the immediately  preceding  Record Date by wire transfer to an account specified in writing by such Noteholder  reasonably  satisfactory to the Indenture Trustee,  or by check or money order mailed to such  Noteholder at such  Noteholder's  address  appearing in the Note  Register,  the amount required to be distributed to such Noteholder on such Payment Date pursuant to such Noteholder's  Notes;  provided, that the  Indenture  Trustee  shall not pay to any such  Noteholder  any amounts  required  to be  withheld  from a payment to such Noteholder by the Code.

          (d)      Principal  of each Note shall be due and  payable in full on the Final  Payment  Date as  provided  in the applicable  form of Note set forth in Exhibit A. All  principal  payments on the Notes shall be made in  accordance with the  priorities set forth in paragraphs (a) and (b) above to the  Noteholders  entitled  thereto in accordance with the related  Percentage  Interests  represented  thereby.  Upon written notice to the Indenture Trustee by the
Issuer,  the  Indenture  Trustee  shall notify the Person in the name of which a Note is registered at the close of business on the Record Date  preceding the Final Payment Date or other final  Payment  Date,  as  applicable.  Such notice  shall be mailed no later than five  Business  Days  prior to the Final  Payment  Date or such  other  final
Payment Date and, unless such Note is then a Book-Entry  Note,  shall specify that payment of the principal  amount and any interest due with respect to such Note at the Final  Payment Date or such other final  Payment Date will be payable  only upon  presentation  and  surrender of such Note,  and shall  specify the place where such Note may be presented and surrendered for such final payment.

         On each Payment Date, the  Overcollateralization  Amount  available to cover any Liquidation  Loss Amounts
(other  than  amounts  allocated  in respect of the  Excluded  Amount) on such  Payment  Date shall be deemed to be reduced by an amount  equal to such  Liquidation  Loss  Amounts  (except to the extent that such  Liquidation  Loss
Amounts were covered on such Payment Date by a payment in respect of Liquidation Loss Amounts).

          (e)      With  respect  to any  Payment  Date,  interest  payments  on the Notes  will be reduced by any Relief Act
Shortfalls  for the  related  Collection  Period on a pro rata  basis in  accordance  with the  amount of  interest payable on the Notes on such Payment Date, absent such reduction.

          Section 3.06      Protection of Trust Estate.

          (a)      The Issuer  shall from time to time execute and deliver all such  supplements  and  amendments  hereto and all such financing  statements,  continuation  statements,  instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

               (i)      maintain or preserve  the lien and  security  interest  (and the  priority  thereof) of this  Indenture or carry out more effectively the purposes hereof;

               (ii)     perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

               (iii)    cause the Trust to enforce any of the Mortgage Loans; or

               (iv)     preserve  and  defend  title  to the  Trust  Estate  and  the  rights  of the  Indenture  Trustee  and the
         Noteholders in such Trust Estate against the claims of all persons and parties.

          (b)      Except as otherwise  provided in this  Indenture,  the  Indenture  Trustee shall not remove any portion of the Trust Estate that  consists of money or is evidenced by an  instrument,  certificate  or other writing from the jurisdiction  in which it was  held at the  date of the most  recent  Opinion  of  Counsel  delivered  pursuant  to
Section 3.07  (or from the  jurisdiction  in which it was held as described in the Opinion of Counsel  delivered at the  Closing  Date  pursuant  to  Section 3.07,  if no  Opinion  of  Counsel  has yet been  delivered  pursuant  to
Section 3.07)  unless the Indenture  Trustee shall have first received an Opinion of Counsel to the effect that the lien and security  interest  created by this Indenture with respect to such property will continue to be maintained after giving effect to such action or actions.

          Section 3.07      Opinions as to Trust Estate.

         On the Closing  Date,  the Issuer  shall  furnish to the  Indenture  Trustee,  the  Enhancer and the Owner
Trustee an Opinion of Counsel at the expense of the Issuer  stating  that,  upon  delivery  of the Loan  Agreements relating to the Initial  Mortgage Loans to the Indenture  Trustee or the Servicer,  in the State of North Carolina,
the Indenture Trustee will have a perfected, first priority security interest in such Mortgage Loans.

         On or before  December  31st in each  calendar  year,  beginning in 2002,  the Issuer shall furnish to the
Indenture  Trustee and the Enhancer an Opinion of Counsel at the expense of the Issuer either  stating that, in the opinion of such counsel,  no further action is necessary to maintain a perfected,  first priority security interest in the  Mortgage  Loans until  December  31 in the  following  calendar  year or, if any such action is required to maintain such security  interest in the Mortgage Loans,  such Opinion of Counsel shall also describe the recording, filing,  re-recording and refiling of this Indenture,  any indentures  supplemental  hereto and any other requisite documents and the execution and filing of any financing  statements and  continuation  statements that will, in the opinion of such counsel,  be required to maintain the security  interest in the Mortgage Loans until December 31 in the following calendar year.

          Section 3.08      Performance of Obligations; Servicing Agreement.

          (a)      The Issuer shall  punctually  perform and observe all of its obligations and agreements  contained in this
Indenture, the Basic Documents and in the instruments and agreements included in the Trust Estate.

          (b)      The Issuer may contract  with other Persons to assist it in  performing  its duties under this  Indenture, and any performance of such duties by a Person identified to the Indenture  Trustee in an Officer's  Certificate of
the Issuer shall be deemed to be action taken by the Issuer.

          (c)      The Issuer  shall not take any action or permit any action to be taken by others  that would  release  any
Person from any of such  Person's  covenants or  obligations  under any of the  documents  relating to the Mortgage
Loans or under any instrument  included in the Trust Estate, or that would result in the amendment,  hypothecation, subordination,  termination  or discharge  of, or impair the  validity or  effectiveness  of, any of the  documents relating to the Mortgage Loans or any such instrument,  except such actions as the Servicer is expressly  permitted to take in the Servicing Agreement.

          (d)      The  Issuer  may  retain  an  administrator  and may enter  into  contracts  with  other  Persons  for the performance of the Issuer's  obligations  hereunder,  and performance of such  obligations by such Persons shall be deemed to be performance of such obligations by the Issuer.

          Section 3.09      Negative Covenants.  So long as any Notes are Outstanding, the Issuer shall not:

          (a)      except as expressly  permitted by this Indenture,  sell,  transfer,  exchange or otherwise  dispose of the
Trust Estate, unless directed to do so by the Indenture Trustee pursuant to Section 5.04 hereof;

          (b)      claim any credit on, or make any  deduction  from the  principal  or  interest  payable in respect of, the
Notes (other than amounts  properly  withheld  from such  payments  under the Code) or assert any claim against any present or former  Noteholder  by reason of the payment of the taxes levied or assessed  upon any part of the Trust
Estate;
(c)      (i) permit the validity or  effectiveness  of this  Indenture  to be impaired,  or permit the lien of this
Indenture  to be  amended,  hypothecated,  subordinated,  terminated  or  discharged,  or permit  any  Person to be released  from any  covenants  or  obligations  with  respect to the Notes  under this  Indenture  except as may be expressly  permitted hereby,  (ii) permit any lien, charge,  excise,  claim,  security interest,  mortgage or other encumbrance  (other  than the lien of this  Indenture)  to be  created on or extend to or  otherwise  arise upon or burden the Trust  Estate or any part thereof or any  interest  therein or the proceeds  thereof or (iii) permit the lien of this Indenture not to constitute a valid first priority security interest in the Trust Estate; or

          (d)      impair or cause to be impaired the Issuer's  interest in the Mortgage Loans, the Purchase  Agreement or in
any other  Basic  Document,  if any such  action  would  materially  and  adversely  affect  the  interests  of the
Noteholders.

          Section 3.10      Annual  Statement as to  Compliance.  The Issuer shall deliver to the  Indenture  Trustee and the
Enhancer,  within 120 days after the end of each fiscal year of the Issuer  (commencing with the fiscal year ending on December 31, 2002),  an Officer's  Certificate  stating,  as to the  Authorized  Officer  signing such Officer's
Certificate, that:

          (a)      a review of the  activities of the Issuer  during such year and of its  performance  under this  Indenture and the Trust Agreement has been made under such Authorized Officer's supervision; and

          (b)      to the best of such Authorized  Officer's  knowledge,  based on such review,  the Issuer has complied with all conditions and covenants under this Indenture and the provisions of the Trust  Agreement  throughout such year, or, if there has been a default  in its  compliance  with any such  condition  or  covenant,  specifying  each such default known to such Authorized Officer and the nature and status thereof.

          Section 3.11      Recordation  of  Assignments.  The Issuer  shall  enforce the  obligation,  if any, of the Seller under the Purchase  Agreement to submit or cause to be  submitted  for  recordation  all  Assignments  of Mortgages within 60 days of receipt of recording information by the Servicer.

          Section 3.12      Representations  and  Warranties  Concerning  the  Mortgage  Loans.  The  Indenture  Trustee,  as
pledgee of the Mortgage Loans, shall have the benefit of the  representations  and warranties made by the Seller in
Sections  3.1 of the  Purchase  Agreement,  concerning  the  Mortgage  Loans and the right to enforce the  remedies against the Seller provided in such Section 3.1,  as applicable,  to the same extent as though such representations and warranties were made directly to the Indenture Trustee.

          Section 3.13      Assignee  of Record of the  Mortgage  Loans.  As pledgee of the  Mortgage  Loans,  the  Indenture
Trustee shall hold title to the Mortgage  Loans by being named as payee in the  endorsements  or assignments of the
Loan  Agreements  and assignee in the  Assignments  of Mortgage to be delivered  under  Section 2.1 of the Purchase
Agreement.  Except as expressly  provided in the Purchase  Agreement or in the Servicing  Agreement with respect to any specific  Mortgage  Loan,  the Indenture  Trustee shall not execute any  endorsement or assignment or otherwise release or transfer such title to any of the Mortgage  Loans until such time as the  remaining  Trust Estate may be released  pursuant to  Section 8.05(b).  The  Indenture  Trustee's  holding of such title shall in all  respects be subject to its fiduciary obligations to the Noteholders hereunder.

          Section 3.14      Servicer as Agent and Bailee of the Indenture  Trustee.  Solely for purposes of perfection  under
Section 9-313  or 9-314 of the UCC or other similar  applicable  law, rule or regulation of the state in which such property is held by the Servicer,  the Issuer and the Indenture  Trustee  hereby  acknowledge  that the Servicer is acting as agent and  bailee of the  Indenture  Trustee in holding  amounts  on  deposit  in the  Custodial  Account pursuant to  Section 3.03  of the  Servicing  Agreement  that are allocable to the Mortgage  Loans,  as well as the agent and bailee of the Indenture  Trustee in holding any Related  Documents  released to the Servicer  pursuant to
Section 3.07(b)  of the  Servicing  Agreement,  and any other items  constituting  a part of the Trust Estate which from time to time come into the possession of the Servicer.  It is intended  that, by the Servicer's  acceptance of such agency  pursuant to  Section 3.03  of the  Servicing  Agreement,  the Indenture  Trustee,  as a pledgee of the
Mortgage Loans, will be deemed to have possession of such Related  Documents,  such monies and such other items for purposes of Section 9-313 or 9-314 of the UCC of the state in which such property is held by the Servicer.

          Section 3.15      Investment  Company  Act.  The  Issuer  shall not  become an  "investment  company"  or under the
"control" of an "investment  company" as such terms are defined in the  Investment  Company Act of 1940, as amended
(or any successor or amendatory  statute),  and the rules and regulations  thereunder (taking into account not only the  general  definition  of the term  "investment  company"  but also any  available  exceptions  to such  general definition);  provided,  however,  that the Issuer shall be in compliance  with this  Section 3.15 if it shall have obtained an order exempting it from  regulation as an "investment  company" so long as it is in compliance with the conditions imposed in such order.

          Section 3.16      Issuer May Consolidate, etc.

          (a)      The Issuer shall not consolidate or merge with or into any other Person, unless:

               (i)      the Person (if other than the Issuer)  formed by or  surviving  such  consolidation  or merger  shall be a
         Person  organized  and  existing  under  the laws of the  United  States  of  America  or any state or the
         District of Columbia  and shall  expressly  assume,  by an  indenture  supplemental  hereto,  executed and delivered to the Indenture  Trustee,  in form reasonably  satisfactory to the Indenture  Trustee,  the due and punctual  payment of the principal of and interest on all Notes and to the  Certificate  Paying Agent, on behalf of the  Certificateholders  and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

               (ii)     immediately  after  giving  effect to such  transaction,  no Event of Default  shall have  occurred and be continuing;

               (iii)    the Enhancer  shall have  consented  thereto and each Rating  Agency  shall have  notified the Issuer that such transaction will not cause a Rating Event, without taking into account the Policy;

               (iv)     the Issuer  shall have  received an Opinion of Counsel  (and shall have  delivered  copies  thereof to the
         Indenture  Trustee  and the  Enhancer)  to the effect  that such  transaction  will not have any  material adverse tax consequence to the Issuer, any Noteholder or any Certificateholder;

               (v)      any action that is necessary to maintain the lien and security  interest  created by this Indenture  shall have been taken; and

               (vi)     the Issuer shall have  delivered to the Indenture  Trustee and the Enhancer an Officer's  Certificate  and
         an Opinion of Counsel each  stating  that such  consolidation  or merger and such  supplemental  indenture comply with this  Article III and that all  conditions  precedent  herein  provided  for  relating to such transaction have been complied with (including any filing required by the Exchange Act).

          (b)      The Issuer shall not convey or transfer any of its properties or assets,  including  those included in the
Trust Estate, to any Person, unless:

               (i)      the  Person  that  acquires  by  conveyance  or  transfer  the  properties  and  assets of the  Issuer the conveyance  or transfer of which is hereby  restricted  shall (A) be a United  States  citizen or a Person organized  and  existing  under the laws of the  United  States of America  or any  state,  (B)  expressly assumes,  by an indenture  supplemental  hereto,  executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture  Trustee,  the due and punctual  payment of the principal of and interest on all Notes and the  performance  or  observance of every  agreement  and covenant of this  Indenture on the part of the Issuer to be performed or observed,  all as provided herein,  (C) expressly agrees by means of such  supplemental  indenture  that all right,  title and  interest so conveyed  or  transferred  shall be subject and subordinate to the rights of Noteholders of the Notes, (D) unless  otherwise  provided in such supplemental  indenture,  expressly  agrees to indemnify,  defend and hold harmless the Issuer against and from any loss,  liability  or expense  arising  under or related to this  Indenture  and the Notes and (E)
         expressly  agrees by means of such  supplemental  indenture  that such  Person (or if a group of  Persons, then one specified Person) shall make all filings with the Commission (and any other  appropriate  Person)
         required by the Exchange Act in connection with the Notes;

               (ii)     immediately  after giving effect to such  transaction,  no Default or Event of Default shall have occurred and be continuing;

               (iii)    the Enhancer  shall have  consented  thereto,  and each Rating  Agency shall have notified the Issuer that such transaction will not cause a Rating Event, if determined without regard to the Policy;

               (iv)     the Issuer  shall have  received an Opinion of Counsel  (and shall have  delivered  copies  thereof to the
         Indenture  Trustee)  to the  effect  that  such  transaction  will  not  have  any  material  adverse  tax consequence to the Issuer or any Noteholder;

               (v)      any action that is necessary to maintain the lien and security  interest  created by this Indenture  shall have been taken; and

               (vi)     the Issuer  shall have  delivered to the  Indenture  Trustee an  Officer's  Certificate  and an Opinion of
         Counsel each stating that such  conveyance or transfer and such  supplemental  indenture  comply with this
         Article III and that all conditions  precedent  herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act).

          Section 3.17      Successor or Transferee.

          (a)      Upon any  consolidation or merger of the Issuer in accordance with  Section 3.16(a),  the Person formed by or surviving  such  consolidation  or merger (if other than the Issuer) shall succeed to, and be  substituted  for, and may exercise  every right and power of, the Issuer under this  Indenture with the same effect as if such Person had been named as the Issuer herein.

          (b)      Upon  a  conveyance  or  transfer  of  all  the  assets  and   properties   of  the  Issuer   pursuant  to
Section 3.16(b),  the Issuer shall be released from every  covenant and agreement of this  Indenture to be observed or performed on the part of the Issuer with respect to the Notes  immediately  upon the delivery of written  notice to the Indenture Trustee of such conveyance or transfer.

          Section 3.18      No  Other  Business.  The  Issuer  shall  not  engage  in  any  business  other  than  financing, purchasing,  owning and selling and managing the Mortgage Loans and the issuance of the Notes and  Certificates  in the manner contemplated by this Indenture and the Basic Documents and all activities incidental thereto.

          Section 3.19      No Borrowing.  The Issuer shall not issue, incur,  assume,  guarantee or otherwise become liable, directly or indirectly, for any indebtedness except for the Notes.

          Section 3.20      Guarantees,  Loans,  Advances and Other Liabilities.  Except as contemplated by this Indenture or the other Basic  Documents,  the Issuer shall not make any loan or advance or credit to, or guarantee  (directly or indirectly or by an instrument  having the effect of assuring  another's  payment or  performance on any obligation or capability of so doing or otherwise),  endorse or otherwise become contingently liable,  directly or indirectly, in  connection  with the  obligations,  stocks or dividends of, or own,  purchase,  repurchase or acquire (or agree contingently  to do so) any stock,  obligations,  assets or  securities  of, or any other  interest in, or make any capital contribution to, any other Person.

          Section 3.21      Capital  Expenditures.  The Issuer  shall not make any  expenditure  (by  long-term  or operating lease or otherwise) for capital assets (either realty or personalty).

          Section 3.22      Owner Trustee Not Liable for  Certificates or Related  Documents.  The recitals  contained herein shall be taken as the  statements  of the  Issuer,  and the  Owner  Trustee  and the  Indenture  Trustee  assume no responsibility  for the correctness of the recitals  contained herein.  The Owner Trustee and the Indenture Trustee make no  representations  as to the validity or sufficiency of this Indenture or any other Basic  Document,  of the
Certificates  (other than the signatures of the Owner Trustee or the Indenture  Trustee on the Certificates) or the
Notes,  or of any  Related  Documents.  The  Owner  Trustee  and the  Indenture  Trustee  shall at no time have any responsibility  or  liability  with respect to the  sufficiency  of the Trust Estate or its ability to generate the payments  to be  distributed  to  Certificateholders  under the  Trust  Agreement  or the  Noteholders  under  this
Indenture,  including,  the  compliance  by the  Depositor or the Seller with any warranty or  representation  made under any Basic  Document or in any related  document or the accuracy of any such  warranty or  representation,  or any action of the  Certificate  Paying Agent,  the  Certificate  Registrar or any other person taken in the name of the Owner Trustee or the Indenture Trustee.

          Section 3.23      Restricted  Payments.  The Issuer  shall not,  directly or  indirectly,  (i) pay any  dividend or make any  distribution  (by  reduction  of  capital  or  otherwise),  whether in cash,  property,  securities  or a combination  thereof,  to the Owner Trustee or any owner of a beneficial  interest in the Issuer or otherwise  with respect to any  ownership  or equity  interest or security in or of the Issuer,  (ii) redeem,  purchase,  retire or otherwise  acquire for value any such  ownership  or equity  interest  or security or (iii) set aside or  otherwise segregate any amounts for any such purpose;  provided,  however, that the Issuer may make, or cause to be made, (x)
distributions  to the Owner  Trustee and the  Certificateholders  as  contemplated  by, and to the extent funds are available for such purpose  under,  the Trust  Agreement and (y) payments to the Servicer  pursuant to the terms of the Servicing  Agreement.  The Issuer will not, directly or indirectly,  make payments to or distributions from the
Custodial Account except in accordance with this Indenture and the other Basic Documents.

          Section 3.24      Notice of Events of Default.  The Issuer shall give the Indenture  Trustee,  the Enhancer and the
Rating Agencies prompt written notice of each Event of Default hereunder and under the Trust Agreement.

          Section 3.25      Further  Instruments  and Acts. Upon request of the Indenture  Trustee,  the Issuer shall execute and deliver such further  instruments  and do such further acts as may be  reasonably  necessary or proper to carry out more effectively the purposes of this Indenture.

          Section 3.26      Statements  to  Noteholders.  On  each  Payment  Date,  each  of the  Indenture  Trustee  and the
Certificate  Registrar  shall make  available  to the  Depositor,  the Owner  Trustee,  each  Rating  Agency,  each
Noteholder  and each  Certificateholder,  with a copy to the Enhancer,  the Servicing  Certificate  provided to the
Indenture  Trustee by the Servicer  relating to such Payment Date and  delivered  pursuant to  Section 4.01  of the
Servicing Agreement.

         The  Indenture  Trustee will make the Servicing  Certificate  (and, at its option,  any  additional  files containing  the same  information  in an  alternative  format)  available  each  month to  Securityholders  and the
Enhancer,  and other parties to this Indenture via mail,  courier,  facsimile  transmission,  email,  the Indenture
Trustee's  internet website or other electronic  means.  The Indenture  Trustee's  internet website shall initially be  located  at  "www.jpmorgan.com/absmbs".  Assistance  in using  the  website  can be  obtained  by  calling  the
Indenture  Trustee's  customer  service  desk at (877)  722-1095.  The  Indenture  Trustee  shall have the right to change  the way the  statement  to  Securityholders  are  distributed  in  order  to make  such  distribution  more convenient  and/or more  accessible  to the above  parties  and the  Indenture  Trustee  shall  provide  timely and adequate  notification  to all above  parties  regarding  any such  changes.  The  Indenture  Trustee  may  require registration and acceptance of a disclaimer in connection with providing access to its website.

          Section 3.27      Determination  of Note Rate.  On the second LIBOR  Business  Day  immediately  preceding  (i) the
Closing Date in the case of the first Interest  Period and (ii) the first day of each succeeding  Interest  Period, the  Indenture  Trustee  shall  determine  LIBOR and the Note Rate for such  Interest  Period and shall  inform the
Issuer, the Servicer and the Depositor by means facsimile transmission, in writing or other electronic means.

          Section 3.28      Payments under the Policy.

          (a)      (i) If the  Servicing  Certificate  specifies a  Deficiency  Amount for any Payment  Date,  the  Indenture
Trustee shall make a draw on the Policy in an amount  specified in the Servicing  Certificate for such Payment Date or, if no amount is  specified,  the  Indenture  Trustee shall make a draw on the Policy in the amount by which the amount on deposit in the Note Payment Account is less than interest due on the Notes on such Payment Date.

                  (ii)     The Indenture  Trustee  shall  deposit or cause to be deposited  such draw on the Policy into the Note  Payment  Account  on such  Payment  Date to the  extent  such  amount  relates  to clause (a) of the definition of "Deficiency Amount."

                  (iii)    To the  extent  such  amount  relates  to clause (b) of the  definition  of  "Deficiency
Amount,"  the  Indenture  Trustee  shall (i) during the  Revolving  Period,  deposit  such  amount into the Funding
Account as  Principal  Collections  and (ii) during the  Amortization  Periods,  deposit  such amount into the Note
Payment Account.

          (b)      The  Indenture   Trustee  shall  submit,  if  a  Deficiency  Amount  is  specified  in  any  statement  to
Securityholders  prepared pursuant to Section 4.01 of the Servicing Agreement,  the Notice of Nonpayment and Demand
for  Payment of Insured  Amounts (in the form  attached  as Exhibit A to the Policy) to the  Enhancer no later than
12:00 noon, New York City time, on the second (2nd) Business Day prior to the applicable Payment Date.

          Section 3.29      Replacement  Enhancement.  The Issuer (or the  Servicer on its behalf)  may, at its  expense,  in accordance with and upon  satisfaction  of the conditions set forth herein,  but shall not be required to, obtain a surety bond,  letter of credit,  guaranty or reserve  account as a Permitted  Investment  for amounts on deposit in the Capitalized  Interest Account,  or may arrange for any other form of additional credit  enhancement;  provided, that after prior notice  thereto,  no Rating  Agency shall have informed the Issuer that a Rating Event would occur as a result thereof  (without taking the Policy into account);  and provided  further,  that the issuer of any such instrument  or  facility  and the  timing  and  mechanism  for  drawing  on such  additional  enhancement  shall be acceptable  to the  Indenture  Trustee  and the  Enhancer.  It  shall be a  condition  to  procurement  of any such additional  credit  enhancement that there be delivered to the Indenture Trustee and the Enhancer (a) an Opinion of
Counsel,  acceptable  in form to the  Indenture  Trustee and the  Enhancer,  from  counsel to the  provider of such additional credit  enhancement with respect to the  enforceability  thereof and such other matters as the Indenture
Trustee or the  Enhancer  may  require  and (b) an Opinion of Counsel to the effect  that the  procurement  of such additional  enhancement  would not (i) adversely  affect in any material respect the tax status of the Notes or the
Certificates  or (ii) cause the  Issuer to be taxable as an  association  (or a publicly  traded  partnership)  for federal  income tax purposes or to be classified as a taxable  mortgage pool within the meaning of  Section 7701(i)
of the Code.

          Section 3.30      Additional Representations of Issuer.

         The Issuer hereby represents and warrants to the Indenture Trustee that as of the Closing Date:

          (a)      This Indenture  creates a valid and  continuing  security  interest (as defined in the applicable  UCC) in the Mortgage Notes in favor of the Indenture  Trustee,  which security interest is prior to all other Liens (except as expressly  permitted  otherwise  in this  Indenture),  and is  enforceable  as such as against  creditors of and purchasers from the Issuer.

          (b)      The Mortgage Notes constitute "instruments" within the meaning of the applicable UCC.

          (c)      The Issuer  owns and has good and  marketable  title to the  Mortgage  Notes free and clear of any Lien of any Person.

          (d)      The original  executed copy of each Loan Agreement  (except for any Loan Agreement with respect to which a
Lost Note Affidavit has been delivered to the Servicer) has been delivered to the Servicer.

          (e)      The Issuer has  received a written  acknowledgment  from the  Servicer  that the Servicer (in the capacity described  in  Section 3.14  hereof) is acting  solely as agent of the  Indenture  Trustee  for the  benefit of the
Noteholders.

          (f)      Other than the security interest granted to the Indenture  Trustee pursuant to this Indenture,  the Issuer has not pledged,  assigned,  sold, granted a security interest in, or otherwise conveyed any of the Mortgage Notes.
The Issuer has not  authorized the filing of and is not aware of any financing  statements  against the Issuer that include a description  of collateral  covering the Mortgage  Notes other than any financing  statement  relating to the  security  interest  granted  to the  Indenture  Trustee  hereunder  or any  security  interest  that  has been terminated. The Issuer is not aware of any judgment or tax lien filings against the Issuer.

          (g)      None of the Mortgage  Notes has any marks or notations  indicating  that they have been pledged,  assigned or otherwise  conveyed to any Person other than the Indenture  Trustee,  except for (i) any  endorsements  that are part of a complete chain of  endorsements  from the originator of the Mortgage Note to the Indenture  Trustee,  and
(ii) any marks or notations pertaining to Liens that have been terminated or released.

                                                  ARTICLE IV

                                The Notes; Satisfaction And Discharge Of Indenture

          Section 4.01      The Notes.

         The Notes shall be registered in the name of a nominee  designated by the  Depository.  Beneficial  Owners will hold  interests in the Notes through the book-entry  facilities of the Depository in the minimum  initial Note
Balance of $25,000 and integral multiples of $1,000 in excess thereof.

         The Indenture  Trustee may for all purposes  (including the making of payments due on the Notes) deal with the  Depository  as the  authorized  representative  of the  Beneficial  Owners  with  respect to the Notes for the purposes of exercising the rights of Noteholders  hereunder.  Except as provided in the next  succeeding  paragraph of this  Section 4.01,  the  rights of  Beneficial  Owners  with  respect  to the Notes  shall be  limited to those established by law and agreements  between such Beneficial  Owners and the Depository and Depository  Participants.
Except as provided in  Section 4.08,  Beneficial  Owners shall not be entitled to definitive  certificates  for the
Notes as to which they are the Beneficial  Owners.  Requests and  directions  from, and votes of, the Depository as
Noteholder  of the Notes shall not be deemed  inconsistent  if they are made with respect to  different  Beneficial
Owners.  The  Indenture  Trustee may  establish  a  reasonable  record date in  connection  with  solicitations  of consents  from or voting by  Noteholders  and give  notice to the  Depository  of such  record  date.  Without  the consent  of the  Issuer  and the  Indenture  Trustee,  no Note may be  transferred  by the  Depository  except to a successor Depository that agrees to hold such Note for the account of the Beneficial Owners.

         In the event the Depository Trust Company resigns or is removed as Depository,  the Indenture Trustee,  at the  request of the  Servicer  and with the  approval  of the  Issuer may  appoint a  successor  Depository.  If no successor  Depository has been appointed  within 30 days of the effective date of the  Depository's  resignation or removal,  each Beneficial Owner shall be entitled to certificates  representing  the Notes it beneficially  owns in the manner prescribed in Section 4.08.

         The Notes shall, on original  issue, be executed on behalf of the Issuer by the Owner Trustee,  not in its individual  capacity but solely as Owner Trustee and upon Issuer  Order,  authenticated  by the Note  Registrar and delivered by the Indenture Trustee to or upon the order of the Issuer.

          Section 4.02      Registration of and Limitations on Transfer and Exchange of Notes; Appointment of Certificate
Registrar.  The Issuer shall cause to be kept at the Indenture Trustee's Corporate Trust Office a Note Register
in which, subject to such reasonable regulations as it may prescribe, the Note Registrar shall provide for the registration of Notes and of transfers and exchanges of Notes as herein provided.  The Issuer hereby appoints the
Indenture Trustee as the initial Note Registrar.

         Subject to the restrictions  and limitations set forth below,  upon surrender for registration of transfer of any Note at the Corporate  Trust Office,  the Issuer shall execute,  and the Note Registrar  shall  authenticate and deliver,  in the name of the  designated  transferee or  transferees,  one or more new Notes in the  authorized initial Note Balance evidencing the same aggregate Percentage Interests.

         Subject to the  foregoing,  at the option of the  Noteholders,  Notes may be exchanged  for other Notes of like  tenor,  in each  case in the  authorized  initial  Note  Balance  evidencing  the same  aggregate  Percentage
Interests,  upon  surrender  of the Notes to be  exchanged at the  Corporate  Trust  Office of the Note  Registrar.
Whenever  any Notes are so  surrendered  for  exchange,  the Issuer  shall  execute  and the Note  Registrar  shall authenticate  and deliver  the Notes which the  Noteholder  making the  exchange is entitled to receive.  Each Note presented or surrendered  for  registration of transfer or exchange shall (if so required by the Note Registrar) be duly endorsed by, or be  accompanied by a written  instrument of transfer in form  reasonably  satisfactory  to the
Note  Registrar  duly  executed by, the  Noteholder  thereof or his attorney  duly  authorized in writing with such signature  guaranteed by a commercial bank or trust company  located or having a correspondent  located in The City of New York.  Notes  delivered upon any such transfer or exchange will evidence the same  obligations,  and will be entitled to the same rights and privileges, as the Notes surrendered.

         No service  charge shall be imposed for any  registration  of transfer or exchange of Notes,  but the Note
Registrar  shall require  payment of a sum sufficient to cover any tax or  governmental  charge that may be imposed in connection with any registration of transfer or exchange of Notes.

         All Notes  surrendered for  registration of transfer and exchange shall be cancelled by the Note Registrar and delivered to the Indenture Trustee for subsequent destruction without liability on the part of either.

         The Issuer hereby appoints the Indenture  Trustee as Certificate  Registrar to keep at its Corporate Trust
Office a  Certificate  Register  pursuant  to  Section 3.13  of the  Trust  Agreement  in  which,  subject  to such reasonable  regulations  as it may prescribe,  the  Certificate  Registrar  shall provide for the  registration  of
Certificates  and of  transfers  and  exchanges  thereof  pursuant  to  Section 3.09  of the Trust  Agreement.  The
Indenture Trustee hereby accepts such appointment.

         Each  purchaser of a Note, by its  acceptance of the Note,  shall be deemed to have  represented  that the acquisition  of such Note by the  purchaser  does not  constitute  or give rise to a prohibited  transaction  under
Section 406 of ERISA or Section 4975 of the Code, for which no statutory,  regulatory or  administrative  exemption is available.

          Section 4.03      Mutilated,  Destroyed,  Lost or Stolen Notes.  If (i) any mutilated  Note is  surrendered  to the
Indenture  Trustee,  or the Indenture  Trustee receives  evidence to its  satisfaction of the destruction,  loss or theft of any Note,  and (ii) there is  delivered  to the  Indenture  Trustee  such  security or indemnity as may be required  by it to hold the  Issuer and the  Indenture  Trustee  harmless,  then,  in the  absence of notice to the
Issuer,  the Note  Registrar or the Indenture  Trustee that such Note has been  acquired by a bona fide  purchaser, and provided that the  requirements  of  Section 8-405  of the UCC are met, the Issuer shall execute,  and upon its written  request the  Indenture  Trustee  shall  authenticate  and deliver,  in exchange for or in lieu of any such mutilated,  destroyed,  lost or stolen Note, a replacement Note of the same class;  provided,  however, that if any such  destroyed,  lost or stolen Note,  but not a mutilated  Note,  shall have become or within seven days shall be due and payable,  instead of issuing a replacement  Note,  the Issuer may pay such  destroyed,  lost or stolen Note when so due or payable without  surrender  thereof.  If, after the delivery of such  replacement Note or payment of a destroyed,  lost or stolen Note pursuant to the proviso to the preceding  sentence,  a bona fide purchaser of the original  Note in lieu of which such  replacement  Note was issued  presents for payment such  original  Note,  the
Issuer and the  Indenture  Trustee  shall be entitled to recover such  replacement  Note (or such payment) from the
Person  to whom it was  delivered  or any  Person  taking  such  replacement  Note  from  such  Person to whom such replacement  Note was  delivered  or any  assignee  of such  Person,  except a bona  fide  purchaser,  and shall be entitled to recover upon the security or indemnity  provided  therefor to the extent of any loss,  damage,  cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

         Upon the issuance of any replacement Note under this  Section 4.03,  the Issuer may require the payment by the Noteholder of such Note of a sum sufficient to cover any tax or other  governmental  charge that may be imposed in relation thereto and any other reasonable  expenses  (including the fees and expenses of the Indenture  Trustee)
connected therewith.

         Every  replacement Note issued pursuant to this  Section 4.03 in replacement of any mutilated,  destroyed, lost or stolen Note shall constitute an original additional  contractual  obligation of the Issuer,  whether or not the mutilated,  destroyed,  lost or stolen Note shall be at any time  enforceable by anyone,  and shall be entitled to all the  benefits  of this  Indenture  equally  and  proportionately  with any and all other  Notes duly  issued hereunder.

         The  provisions of this  Section 4.03  are exclusive and shall  preclude (to the extent  lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

          Section 4.04      Persons Deemed Owners.  Prior to due  presentment  for  registration of transfer of any Note, the
Issuer,  the Indenture  Trustee and any agent of the Issuer or the Indenture  Trustee may treat the Person in whose name any  Note is  registered  (as of the day of  determination)  as the  owner of such  Note  for the  purpose  of receiving  payments of  principal  of and  interest,  if any, on such Note and for all other  purposes  whatsoever, whether or not such Note be overdue,  and none of the Issuer,  the Indenture  Trustee or any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

          Section 4.05      Cancellation.   All  Notes  surrendered  for  payment,  registration  of  transfer,  exchange  or redemption  shall,  if  surrendered to any Person other than the Indenture  Trustee,  be delivered to the Indenture
Trustee  and shall be  promptly  cancelled  by the  Indenture  Trustee.  The Issuer may at any time  deliver to the
Indenture  Trustee for  cancellation any Notes previously  authenticated  and delivered  hereunder which the Issuer may have  acquired  in any  manner  whatsoever,  and all Notes so  delivered  shall be  promptly  cancelled  by the
Indenture  Trustee.  No Notes shall be  authenticated in lieu of or in exchange for any Notes cancelled as provided in this  Section 4.05,  except  as  expressly  permitted  by this  Indenture.  All  cancelled  Notes may be held or disposed of by the Indenture  Trustee in accordance with its standard  retention or disposal policy as in effect at the time unless the Issuer  shall direct by an Issuer  Request that they be destroyed or returned to it;  provided, however,  that such Issuer  Request is timely and the Notes have not been  previously  disposed of by the Indenture
Trustee.

          Section 4.06      Book-Entry  Notes.  The  Notes,  upon  original  issuance,   shall  be  issued  in  the  form  of
typewritten Notes  representing the Book-Entry Notes, to be delivered to The Depository Trust Company,  the initial
Depository,  by, or on behalf of, the Issuer.  Such Notes shall  initially be  registered  on the Note  Register in the name of Cede & Co., the nominee of the initial  Depository,  and no Beneficial Owner shall receive a Definitive
Note  representing such Beneficial  Owner's interest in such Note,  except as provided in Section 4.08.  Unless and until  definitive,  fully registered Notes (the "Definitive  Notes") have been issued to Beneficial Owners pursuant to Section 4.08:

          (a)      the provisions of this Section 4.06 shall be in full force and effect;

          (b)      the Note  Registrar  and the  Indenture  Trustee  shall be  entitled to deal with the  Depository  for all purposes of this  Indenture  (including  the payment of  principal  of and  interest on the Notes and the giving of instructions  or  directions  hereunder)  as the sole  holder of the  Notes,  and shall have no  obligation  to the
Beneficial Owners;

          (c)      to the  extent  that the  provisions  of this  Section 4.06  conflict  with any other  provisions  of this
Indenture, the provisions of this Section 4.06 shall control;

          (d)      the rights of Beneficial  Owners shall be exercised  only through the  Depository  and shall be limited to those  established  by law and  agreements  between such Owners of Notes and the  Depository  and/or the Depository
Participants.  Unless and until Definitive Notes are issued pursuant to Section 4.08,  the initial  Depository will make book-entry  transfers among the Depository  Participants and receive and transmit payments of principal of and interest on the Notes to such Depository Participants; and

          (e)      whenever this Indenture  requires or permits actions to be taken based upon  instructions or directions of
Noteholders of Notes  evidencing a specified  percentage of the Note Balance of the Notes,  the Depository shall be deemed to  represent  such  percentage  only to the extent that it has  received  instructions  to such effect from
Beneficial Owners and/or Depository  Participants  owning or representing,  respectively,  such required percentage of the beneficial interest in the Notes and has delivered such instructions to the Indenture Trustee.

          Section 4.07      Notices  to  Depository.  Whenever  a notice or other  communication  to the  Noteholders  of the
Notes is required  under this  Indenture,  unless and until  Definitive  Notes shall have been issued to Beneficial
Owners pursuant to Section 4.08,  the Indenture  Trustee shall give all such notices and  communications  specified herein to be given to  Noteholders of the Notes to the  Depository,  and shall have no obligation to the Beneficial
Owners.

          Section 4.08      Definitive  Notes.  If (i) in the actual  knowledge  of a  Responsible  Officer of the  Indenture
Trustee the  Depository is no longer  willing or able to properly  discharge its  responsibilities  with respect to the Notes and the  Indenture  Trustee is unable to locate a qualified  successor,  (ii) after the  occurrence of an
Event of Default,  Beneficial Owners of Notes representing  beneficial interests aggregating at least a majority of the Note  Balance of the Notes  advise the  Depository  in writing that the  continuation  of a  book-entry  system through the  Depository is no longer in the best  interests of the Beneficial  Owners,  then the  Depository  shall notify  all  Beneficial  Owners  and  the  Indenture  Trustee  of the  occurrence  of  any  such  event  and of the availability  of  Definitive  Notes to  Beneficial  Owners  requesting  the same.  Upon  surrender to the Indenture
Trustee of the typewritten Notes  representing the Book-Entry Notes by the Depository,  accompanied by registration instructions,  the Issuer shall  execute and the Indenture  Trustee  shall  authenticate  the  Definitive  Notes in accordance  with the  instructions  of the  Depository.  None of the Issuer,  the Note  Registrar or the  Indenture
Trustee  shall be liable for any delay in delivery of such  instructions,  and each may  conclusively  rely on, and shall be  protected  in relying  on, such  instructions.  Upon the  issuance of  Definitive  Notes,  the  Indenture
Trustee shall recognize the Noteholders of the Definitive Notes as Noteholders.

          Section 4.09      Tax Treatment.  The Issuer has entered into this  Indenture,  and the Notes will be issued,  with the intention  that, for federal,  state and local income,  single  business and franchise tax purposes,  the Notes will be treated as  indebtedness  for purposes of such taxes.  The Issuer,  by entering  into this  Indenture,  and each  Noteholder,  by its acceptance of its Note (and each Beneficial Owner by its acceptance of an interest in the applicable  Book-Entry  Note),  agree to treat the Notes for federal,  state and local income,  single business and franchise tax purposes as indebtedness for purposes of such taxes.

          Section 4.10      Satisfaction  and  Discharge of Indenture.  This  Indenture  shall cease to be of further  effect with respect to the Notes except as to (i) rights of  registration of transfer and exchange,  (ii)  substitution of mutilated,  destroyed,  lost or stolen Notes,  (iii) rights of Noteholders to receive payments of principal thereof and interest  thereon,  (iv) Sections 3.03, 3.04, 3.06, 3.09, 3.16, 3.18 and 3.19, (v) the rights,  obligations and immunities of the Indenture  Trustee hereunder  (including the rights of the Indenture  Trustee under  Section 6.07 and the  obligations  of the  Indenture  Trustee  under  Section 4.11)  and  (vi)  the  rights  of  Noteholders  as beneficiaries  hereof with respect to the property so deposited  with the Indenture  Trustee  payable to all or any of them,  and the  Indenture  Trustee,  on  demand  of and at the  expense  of the  Issuer,  shall  execute  proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when:

          (a)      either:

               (i)      all Notes  theretofore  authenticated  and delivered (other than (i) Notes that have been destroyed,  lost or stolen and that have been  replaced or paid as provided in  Section 4.03  and (ii) Notes for whose payment money has  theretofore  been deposited in trust or segregated  and held in trust by the Issuer and  thereafter  repaid to the Issuer or  discharged  from such trust,  as provided in  Section 3.03)  have been  delivered  to the  Indenture
Trustee for cancellation; or

               (ii)     all Notes not theretofore delivered to the Indenture Trustee for cancellation:

                    (A)      have become due and payable;

                    (B)      will become due and payable at the Final Payment Date within one year; or

                    (C)      have been declared immediately due and payable pursuant to Section 5.02.

         and the Issuer, in the case of  Section 4.10(a)(ii)(A)  or (B) above, has irrevocably  deposited or caused to be  irrevocably  deposited  with the Indenture  Trustee cash or direct  obligations  of or  obligations guaranteed  by the  United  States of  America  (which  will  mature  prior to the date such  amounts  are payable),  in  trust  for  such  purpose,  in an  amount  sufficient  to  pay  and  discharge  the  entire indebtedness on such Notes and Certificates  then  outstanding not theretofore  delivered to the Indenture
         Trustee for cancellation  when due on the Final Payment Date, as evidenced to the Indenture  Trustee by an accountant's letter or an Officer's Certificate of the Issuer;

               (iii)    the  Issuer  has paid or  caused to be paid all  other  sums  payable  hereunder  and under the  Insurance Agreement by the Issuer; and

               (iv)     the Issuer has  delivered  to the  Indenture  Trustee and the  Enhancer an  Officer's  Certificate  and an
Opinion  of  Counsel,  each  meeting  the  applicable  requirements  of  Section 10.01  and each  stating  that all conditions  precedent  herein provided for relating to the  satisfaction  and discharge of this Indenture have been complied with and, if the Opinion of Counsel  relates to a deposit made in connection  with  Section 4.10(a)(ii)(B)
above,  such  opinion  shall  further be to the effect that such  deposit  will not have any  material  adverse tax consequences to the Issuer, any Noteholders or any Certificateholders.

          Section 4.11      Application  of Trust  Money.  All  monies  deposited  with the  Indenture  Trustee  pursuant  to
Section 4.10  hereof shall be held in trust and applied by it, in accordance  with the  provisions of the Notes and this Indenture,  to the payment,  either  directly or through any Paying Agent or Certificate  Paying Agent, as the
Indenture Trustee may determine,  to the  Securityholders of Securities,  of all sums due and to become due thereon for principal and interest;  but such monies need not be segregated  from other funds except to the extent required herein or required by law.

          Section 4.12      Subrogation and Cooperation.

          (a)      The Issuer and the  Indenture  Trustee  acknowledge  that (i) to the extent the  Enhancer  makes  payments under the  Policy on account of  principal  of or  interest  on the  Mortgage  Loans,  the  Enhancer  will be fully subrogated  to the rights the  Noteholders  to receive such  principal of and interest on the Mortgage  Loans,  and
(ii) the  Enhancer  shall be paid such  principal  and  interest  only from the sources and in the manner  provided herein and in the Insurance Agreement for the payment of such principal and interest.

         The Indenture  Trustee shall  cooperate in all respects  with any  reasonable  request by the Enhancer for action to preserve or enforce the Enhancer's  rights or interest  under this Indenture or the Insurance  Agreement, consistent  with this  Indenture and without  limiting the rights of the  Noteholders as otherwise set forth in the
Indenture,  including  upon the occurrence and  continuance of a default under the Insurance  Agreement,  a request
(which request shall be in writing) to take any one or more of the following actions:

               (i)      institute  Proceedings  for the  collection  of all  amounts  then  payable  on the  Notes or  under  this
         Indenture in respect to the Notes and all amounts  payable  under the  Insurance  Agreement and to enforce any judgment obtained and collect from the Issuer monies adjudged due;

               (ii)     sell the Trust  Estate or any  portion  thereof or rights or  interest  therein,  at one or more public or private Sales (as defined in Section 5.15 hereof) called and conducted in any manner permitted by law;

               (iii)    file or record all assignments that have not previously been recorded;

               (iv)     institute Proceedings from time to time for the complete or partial foreclosure of this Indenture; and

               (v)      exercise any remedies of a secured  party under the UCC and take any other  appropriate  action to protect and enforce the rights and remedies of the Enhancer hereunder.

         Following  the  payment  in full of the  Notes,  the  Enhancer  shall  continue  to have  all  rights  and privileges  provided to it under this  Section and  in all other  provisions of this  Indenture,  until all amounts owing to the Enhancer have been paid in full.

          Section 4.13      Repayment of Monies Held by Paying Agent.  In connection with the  satisfaction  and discharge of this  Indenture  with  respect to the Notes,  all monies then held by any Paying  Agent  (other than the  Indenture
Trustee) under the provisions of this  Indenture  with respect to such Notes shall,  upon demand of the Issuer,  be paid to the Indenture  Trustee to be held and applied according to Section 3.05;  and thereupon,  such Paying Agent shall be released from all further liability with respect to such monies.

          Section 4.14      Temporary  Notes.  Pending the  preparation of any Definitive  Notes,  the Issuer may execute and upon its written  direction,  the Indenture  Trustee may  authenticate  and make available for delivery,  temporary
Notes that are  printed,  lithographed,  typewritten,  photocopied  or  otherwise  produced,  in any  denomination, substantially  of the tenor of the  Definitive  Notes in lieu of which they are  issued  and with such  appropriate insertions,  omissions,  substitutions and other variations as the officers executing such Notes may determine,  as evidenced by their execution of such Notes.

         If  temporary  Notes  are  issued,  the  Issuer  will  cause  Definitive  Notes  to  be  prepared  without unreasonable  delay.  After the preparation of the Definitive  Notes, the temporary Notes shall be exchangeable for
Definitive  Notes upon surrender of the temporary Notes at the office or agency of the Indenture  Trustee,  without charge to the  Noteholder.  Upon surrender for  cancellation of any one or more temporary  Notes,  the Issuer shall execute and the Indenture  Trustee shall  authenticate  and make  available  for  delivery,  in exchange  therefor,
Definitive  Notes  of  authorized  denominations  and of like  tenor  and  aggregate  principal  amount.  Until  so exchanged,  such  temporary  Notes shall in all respects be entitled to the same benefits  under this  Indenture as
Definitive Notes.

                                                     ARTICLE V

                                               Default And Remedies

          Section 5.01      Events of Default.  The Issuer shall  deliver to the Indenture  Trustee and the Enhancer,  within five days  after  learning  of the  occurrence  of any event  that with the  giving of notice and the lapse of time would become an Event of Default  under clause (b) of the  definition of "Event of Default"  written  notice in the form of an  Officer's  Certificate  of its status and what  action  the Issuer is taking or  proposes  to take with respect thereto.

          Section 5.02      Acceleration  of Maturity;  Rescission and  Annulment.  If an Event of Default shall occur and be continuing,  then and in every such case the  Indenture  Trustee,  acting at the written  direction of the Enhancer
(so long as no Enhancer  Default exists) or the Noteholders of Notes  representing  not less than a majority of the
Note  Balance of the Notes (if an  Enhancer  Default  exists),  may  declare  the Notes to be  immediately  due and payable by a notice in writing to the Issuer (and to the Indenture  Trustee if given by Noteholders);  and upon any such  declaration,  the unpaid  principal  amount of the Notes,  together with accrued and unpaid interest  thereon through the date of acceleration, shall become immediately due and payable.

         At any time after such  declaration  of  acceleration  of maturity with respect to an Event of Default has been made and before a judgment or decree for payment of the money due has been obtained by the  Indenture  Trustee as  hereinafter  provided  in this  Article  V,  the  Enhancer  (so  long as no  Enhancer  Default  exists)  or the
Noteholders of Notes  representing a majority of the Note Balance of the Notes (if an Enhancer Default exists),  by written  notice to the Issuer and the  Indenture  Trustee,  may in writing  waive the related  Event of Default and rescind and annul such declaration and its consequences if:

          (a)      the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay:

               (i)      all  payments  of  principal  of and  interest on the Notes and all other  amounts  that would then be due hereunder or upon the Notes if the Event of Default giving rise to such acceleration had not occurred;

               (ii)     all sums paid or advanced by the Indenture  Trustee hereunder and the reasonable  compensation,  expenses, disbursements, advances and indemnification of the Indenture Trustee and its agents and counsel; and

               (iii)    all  Events of  Default,  other  than the  nonpayment  of the  principal  of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.12.

         No such rescission shall affect any subsequent default or impair any right consequent thereto.

          Section 5.03      Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.

          (a)      The Issuer  covenants  that if there is a default in the payment of (i) any  interest on any Note when the same becomes due and payable,  and such default  continues  for a period of five days,  or (ii) the principal of or any installment of the principal of any Note when the same becomes due and payable,  the Issuer shall,  upon demand of the Indenture  Trustee,  pay to it, for the benefit of the  Noteholders,  the entire amount then due and payable on the Notes for principal  and interest,  with  interest on the overdue  principal,  and in addition  thereto such further  amount as shall be sufficient  to cover the costs and expenses of  collection,  including  the  reasonable compensation,  expenses,  disbursements,  advances and indemnification owed to the Indenture Trustee and its agents and counsel.

          (b)      In case the Issuer shall fail forthwith to pay such amounts upon such demand,  the Indenture  Trustee,  in its own name and as trustee of an express trust,  subject to the provisions of Section 10.17  hereof, may institute a Proceeding  for the collection of the sums so due and unpaid,  and may prosecute  such  Proceeding to judgment or final  decree,  and may enforce the same against the Issuer or other obligor on the Notes and collect in the manner provided by law out of the  property of the Issuer or other  obligor on the Notes,  wherever  situated,  the monies adjudged or decreed to be payable.

          (c)      If an Event of Default shall occur and be  continuing,  the Indenture  Trustee,  subject to the provisions of Section 10.17 hereof, may, as more particularly  provided in Section 5.04,  in its discretion proceed to protect and enforce its rights and the rights of the Noteholders by such appropriate  Proceedings as the Indenture  Trustee shall deem most  effective to protect and enforce any such  rights,  whether for the  specific  enforcement  of any covenant or agreement in this  Indenture or in aid of the exercise of any power granted  herein,  or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

          (d)      If there shall be pending,  relative to the Issuer or any other  obligor on the Notes or any Person having or claiming an ownership  interest in the Trust  Estate,  Proceedings  under Title 11 of the United  States Code or any other applicable  federal or state bankruptcy,  insolvency or other similar law, or if a receiver,  assignee or trustee in bankruptcy or  reorganization,  liquidator,  sequestrator or similar  official shall have been appointed for or taken  possession  of the Issuer or its property or such other  obligor or Person,  or if there shall be any other comparable judicial  Proceedings  relative to the Issuer or other any other obligor on the Notes, or relative to the creditors or property of the Issuer or such other  obligor,  then the  Indenture  Trustee,  irrespective  of whether  the  principal  of any Notes  shall then be due and  payable as therein  expressed  or by  declaration  or otherwise,  and  irrespective  of  whether  the  Indenture  Trustee  shall  have made any  demand  pursuant  to the provisions of this Section, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

               (i)      to file and prove a claim or claims for the entire  amount of principal  and interest  owing and unpaid in respect of the Notes and to file such other  papers or  documents  as may be  necessary  or  advisable  in order to have the claims of the Indenture  Trustee  (including  any claim for reasonable  compensation  to the Indenture Trustee and each predecessor  Indenture Trustee, and their respective agents,  attorneys and counsel,  and for  reimbursement of all expenses and liabilities  incurred,  and all advances made, by the
         Indenture  Trustee and each  predecessor  Indenture  Trustee,  except as a result of  negligence,  willful misconduct or bad faith) and of the Noteholders allowed in such Proceedings;

               (ii)     unless  prohibited  by  applicable  law and  regulations,  to vote on  behalf  of the  Noteholders  in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

               (iii)    to collect and  receive  any monies or other  property  payable or  deliverable  on any such claims and to distribute  all  amounts  received  with  respect to the claims of the  Noteholders  and of the  Indenture
         Trustee on their behalf; and

               (iv)     to file such proofs of claim and other  papers or  documents  as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Noteholders allowed in any judicial  proceedings  relative to the Issuer, its creditors and its property;

and any  trustee,  receiver,  liquidator,  custodian or other  similar  official in any such  Proceeding  is hereby authorized by each of such Noteholders to make payments to the Indenture  Trustee,  and, in the event the Indenture
Trustee  shall consent to the making of payments  directly to such  Noteholders,  to pay to the  Indenture  Trustee such amounts as shall be sufficient to cover  reasonable  compensation to the Indenture  Trustee,  each predecessor
Indenture  Trustee and their  respective  agents,  attorneys and counsel,  and all other  expenses and  liabilities incurred,  and all advances made, by the Indenture  Trustee and each  predecessor  Indenture  Trustee,  except as a result of negligence, willful misconduct or bad faith.

          (e)      Nothing  herein  contained  shall be deemed to authorize the Indenture  Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization,  arrangement,  adjustment or composition  affecting the Notes or the rights of any Noteholder  thereof or to authorize the Indenture  Trustee to vote in respect  of the claim of any  Noteholder  in any such  proceeding  except,  as  aforesaid,  to vote for the election of a trustee in bankruptcy or similar Person.

          (f)      All rights of action and of  asserting  claims  under this  Indenture,  or under any of the Notes,  may be enforced by the  Indenture  Trustee  without the  possession of any of the Notes or the  production  thereof in any trial or other  Proceedings  relative  thereto,  and any such action or  proceedings  instituted  by the  Indenture
Trustee shall be brought in its own name as trustee of an express trust,  and any recovery of judgment,  subject to the payment of the  expenses,  disbursements,  indemnification  and  compensation  of the Indenture  Trustee,  each predecessor  Indenture Trustee and their respective  agents and attorneys,  shall be for the ratable benefit of the
Noteholders.

          (g)      In any Proceedings to which the Indenture  Trustee shall be a party  (including any Proceedings  involving the  interpretation  of any  provision of this  Indenture),  the  Indenture  Trustee shall be held to represent all
Noteholders, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

          Section 5.04      Remedies; Priorities.

          (a)      If an Event of Default shall have occurred and be continuing,  then the Indenture Trustee,  subject to the provisions of Section 10.17  hereof,  with the written consent of the Enhancer may, or, at the written direction of the Enhancer, shall, do one or more of the following, in each case subject to Section 5.05:

               (i)      institute  Proceedings  in its own name and as  trustee  of an  express  trust for the  collection  of all amounts then payable on the Notes or under this  Indenture  with respect  thereto,  whether by declaration or otherwise,  and all amounts payable under the Insurance Agreement,  enforce any judgment obtained,  and collect from the Issuer and any other obligor on the Notes monies adjudged due;

               (ii)     institute  Proceedings  from time to time for the complete or partial  foreclosure  of this Indenture with respect to the Trust Estate;

               (iii)    exercise any remedies of a secured  party under the UCC and take any other  appropriate  action to protect and enforce the rights and remedies of the Indenture Trustee and the Noteholders; and

               (iv)     sell the Trust  Estate or any  portion  thereof or rights or  interest  therein,  at one or more public or private sales called and conducted in any manner permitted by law;

provided,  however,  that the Indenture  Trustee may not sell or otherwise  liquidate the Trust Estate following an
Event of Default,  unless (A) the Indenture  Trustee  obtains the written  consent of the  Enhancer,  so long as no
Enhancer  Default exists,  or, if an Enhancer  Default  exists,  the Noteholders of 100% of the Note Balance of the
Notes,  (B) the proceeds of such sale or liquidation  distributable  to Noteholders  are sufficient to discharge in full all amounts then due and unpaid upon the Notes for  principal  and interest and to reimburse  the Enhancer for any amounts  drawn under the Policy and any other  amounts due the Enhancer  under the  Insurance  Agreement or (C)
the Indenture  Trustee  determines  that the Mortgage Loans will not continue to provide  sufficient  funds for the payment  of  principal  of and  interest  on the  Notes as they  would  have  become  due if the Notes had not been declared  due and  payable,  and the  Indenture  Trustee  obtains  the  written  consent  of the  Enhancer  and the
Noteholders of 66 2/3% of the Note Balance of the Notes.  In determining  such  sufficiency or  insufficiency  with respect to clause  (B) and (C) above,  the  Indenture  Trustee  may,  but need not,  obtain and rely,  and shall be protected in relying in good faith,  upon an opinion of an  Independent  investment  banking or accounting  firm of national  reputation as to the  feasibility of such proposed  action and as to the  sufficiency of the Trust Estate for such purpose.  Notwithstanding  the foregoing,  provided that a Servicing Default shall not have occurred,  any
Sale (as defined in  Section 5.15  hereof) of the Trust Estate shall be made subject to the continued  servicing of the  Mortgage  Loans by the  Servicer as  provided  in the  Servicing  Agreement.  Notwithstanding  any sale of the
Mortgage  Loans pursuant to this  Section 5.04(a),  the Indenture  Trustee  shall,  for so long as any principal or accrued interest on the Notes remains unpaid,  continue to act as Indenture  Trustee  hereunder and to draw amounts payable under the Policy in accordance with its terms.

          (b)      If the  Indenture  Trustee  collects  any money or property  pursuant to this  Article V, it shall pay out such money or property in the following order:

                  FIRST:   to the Indenture Trustee for amounts due under Section 6.07;

                  SECOND:  to the  Noteholders  for  amounts  due and  unpaid on the  related  Notes for  interest, including accrued and unpaid interest on the Notes for any prior Payment Date,  ratably,  without preference  or priority of any kind,  according  to the amounts due and payable on such Notes for interest  from amounts  available in the Trust Estate for such  Noteholders,  but  excluding  any
                  Interest Shortfalls;

                  THIRD:   to the  Noteholders  for  amounts  due and unpaid on the  related  Notes for  principal, ratably,  without  preference  or priority of any kind,  according to the amounts due and payable on such Notes for  principal,  from amounts  available in the Trust Estate for such  Noteholders, until the Note Balance of such Notes have been reduced to zero;

                  FOURTH:  to the payment of all amounts due and owing the Enhancer under the Insurance Agreement;

                  FIFTH:   to the  Noteholders  for  amounts  due and  unpaid on the  related  Notes  for  Interest
                  Shortfalls,  if any, including any unpaid Interest  Shortfalls on the Notes for any prior Payment
                  Date,  ratably,  without  preference  or priority of any kind,  according to such amounts due and payable from amounts available in the Trust Estate for such Noteholders;

                  SIXTH:   to the  Certificate  Paying  Agent  for  amounts  due  under  Article  VIII of the Trust
                  Agreement; and

                  SEVENTH: to the  payment of the  remainder,  if any,  to the Issuer or any other  person  legally entitled thereto.

         The Indenture  Trustee may fix a record date and payment date for any payment to  Noteholders  pursuant to this  Section 5.04.  At least 15 days before such record date, the Indenture  Trustee shall mail to each Noteholder a notice that states the record date, the payment date and the amount to be paid.

          Section 5.05      Optional  Preservation  of the Trust  Estate.  If the Notes have been  declared  due and  payable under  Section 5.02  following  an Event  of  Default  and  such  declaration  and its  consequences  have not been rescinded and annulled,  the  Indenture  Trustee may (with the prior written  consent of the Enhancer so long as no
Enhancer Default exists),  but need not (but shall at the written  direction of the Enhancer so long as no Enhancer
Default  exists),  elect to take and  maintain  possession  of the Trust  Estate.  It is the desire of the  parties hereto and the  Noteholders  that  there be at all times  sufficient  funds for the  payment  of  principal  of and interest on the Notes and other  obligations  of the Issuer  including  payment to the Enhancer,  and the Indenture
Trustee  shall take such desire into account when  determining  whether or not to take and maintain  possession  of the Trust  Estate.  In  determining  whether to take and maintain  possession  of the Trust  Estate,  the Indenture
Trustee may,  but need not,  obtain and rely,  and shall be protected in relying in good faith,  upon an opinion of an  Independent  investment  banking or  accounting  firm of  national  reputation  as to the  feasibility  of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

          Section 5.06      Limitation of Suits.  No Noteholder  shall have any right to institute any  Proceeding,  judicial or otherwise,  with respect to this Indenture,  or for the  appointment of a receiver or trustee,  or for any other remedy hereunder, unless and subject to the provisions of Section 10.17 hereof:

          (a)      such  Noteholder  shall have  previously  given written  notice to the  Indenture  Trustee of a continuing
Event of Default;

          (b)      the  Noteholders of not less than 25% of the Note Balance of the Notes shall have made written  request to the  Indenture  Trustee  to  institute  such  Proceeding  in  respect  of such  Event of Default in its own name as
Indenture Trustee hereunder;

          (c)      such Noteholder or Noteholders shall have offered the Indenture Trustee  reasonable  indemnity against the costs, expenses and liabilities to be incurred by it  in complying with such request;

          (d)      the Indenture  Trustee for 60 days after its receipt of such notice,  request and offer of indemnity shall have failed to institute such Proceedings;

          (e)      the Enhancer has given its written consent to the proposed proceedings; and

          (f)      no written  direction  inconsistent  with such  written  request  shall  have been given to the  Indenture
Trustee  during  such 60-day  period by the  Noteholders  of a majority of the Note  Balance of the Notes or by the
Enhancer.
         It is understood  and intended that no  Noteholder  shall have any right in any manner  whatever by virtue of, or by availing of, any  provision of this  Indenture  to affect,  disturb or prejudice  the rights of any other
Noteholders or to obtain or to seek to obtain priority or preference  over any other  Noteholders or to enforce any right under this Indenture, except in the manner herein provided.

         In the event the Indenture Trustee shall receive  conflicting or inconsistent  requests and indemnity from two or more groups of Noteholders,  each  representing  less than a majority of the Note Balance of the Notes,  the
Indenture  Trustee shall act at the  direction of the group of  Noteholders  with the greater Note Balance.  In the event that the Indenture  Trustee shall receive  conflicting  or  inconsistent  requests and indemnity  from two or more groups of Noteholders  representing the same Note Balance,  then the Indenture  Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

          Section 5.07      Unconditional  Rights  of  Noteholders  to  Receive  Principal  and  Interest.   Subject  to  the
provisions  of  this  Indenture,  the  Noteholder  of any  Note  shall  have  the  right,  which  is  absolute  and unconditional,  to  receive  payment  of the  principal  of and  interest,  if any,  on such  Note on or after  the respective  due  dates  thereof  expressed  in  such  Note or in  this  Indenture  and to  institute  suit  for the enforcement of any such payment, and such right shall not be impaired without the consent of such Noteholder.

          Section 5.08      Restoration  of Rights and Remedies.  If the Indenture  Trustee or any  Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such  Proceeding  has been  discontinued  or abandoned for any reason or has been  determined  adversely to the Indenture  Trustee or to such  Noteholder,  then and in every such case the Issuer,  the Indenture Trustee and the Noteholders  shall,  subject to any determination in such Proceeding,  be restored  severally and respectively to their former  positions  hereunder,  and thereafter all rights and remedies of the Indenture  Trustee and the  Noteholders  shall continue as though no such Proceeding had been instituted.

          Section 5.09      Rights and  Remedies  Cumulative.  No right or remedy  herein  conferred  upon or reserved to the
Indenture  Trustee,  the Enhancer or the Noteholders is intended to be exclusive of any other right or remedy,  and every right and remedy shall,  to the extent  permitted by law, be cumulative  and in addition to every other right and remedy  given  hereunder  or now or  hereafter  existing  at law,  in equity or  otherwise.  The  assertion  or employment  of any right or remedy  hereunder,  or  otherwise,  shall  not  prevent  the  concurrent  assertion  or employment of any other appropriate right or remedy.

          Section 5.10      Delay or Omission Not a Waiver.  No delay or omission of the Indenture  Trustee,  the Enhancer or any  Noteholder  to exercise any right or remedy  accruing upon any Event of Default shall impair any such right or remedy or  constitute  a waiver of any such Event of Default or an  acquiescence  therein.  Every  right and remedy given by this Article V or by law to the  Indenture  Trustee or to the  Noteholders  may be exercised  from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

          Section 5.11      Control by Enhancer or  Noteholders.  The Enhancer (so long as no Enhancer  Default exists) or if an Enhancer  Default exists,  the  Noteholders of a majority of the Note Balance of Notes,  shall have the right to direct in  writing  the time,  method and place of  conducting  any  Proceeding  for any  remedy  available  to the
Indenture  Trustee with respect to the Notes or exercising any trust or power  conferred on the Indenture  Trustee, provided that:

          (a)      such direction shall not be in conflict with any rule of law or with this Indenture;

          (b)      subject  to the  express  terms  of  Section 5.04,  any  direction  to the  Indenture  Trustee  to sell or liquidate  the Trust  Estate shall be by the  Enhancer  (so long as no Enhancer  Default  exists) or if an Enhancer
Default exists, by the Noteholders of Notes representing not less than 100% of the Note Balance of the Notes;

          (c)      if the conditions  set forth in  Section 5.05  shall have been satisfied and the Indenture  Trustee elects to retain the Trust Estate  pursuant to such Section,  then any direction to the Indenture  Trustee by  Noteholders of Notes  representing  less than 100% of the Note Balance of the Notes to sell or liquidate the Trust Estate shall be of no force and effect; and

          (d)      the  Indenture  Trustee may take any other  action  deemed  proper by the  Indenture  Trustee  that is not inconsistent with such direction.

Notwithstanding  the rights of  Noteholders  set forth in this  Section,  subject to  Section 6.01,  the  Indenture
Trustee  need not take any action that it  determines  (in its sole  discretion)  might  involve it in liability or might materially  adversely affect the rights of any Noteholders not consenting to such action,  unless the Trustee has received satisfactory indemnity from the Enhancer or a Noteholder.

          Section 5.12      Waiver of Past  Defaults.  Prior to the  declaration of the  acceleration  of the maturity of the
Notes as provided in  Section 5.02,  the Enhancer (so long as no Enhancer Default exists) or if an Enhancer Default exists,  the  Noteholders  of not less than a majority of the Note  Balance of the Notes,  may waive in writing any past Event of Default and its  consequences,  except an Event of Default (a) with  respect to payment of  principal of or interest on any of the Notes or (b) in respect of a covenant or  provision  hereof that cannot be modified or amended  without  the consent of the  Noteholder  of each Note.  In the case of any such  waiver,  the Issuer,  the
Indenture  Trustee  and the  Noteholders  shall be  restored  to  their  respective  former  positions  and  rights hereunder;  but no such  waiver  shall  extend to any  subsequent  or other  Event of  Default  or impair any right consequent thereto.

         Upon any such waiver,  any Event of Default  arising  therefrom shall be deemed to have been cured and not to have occurred,  for every purpose of this Indenture;  but no such waiver shall extend to any subsequent or other
Event of Default or impair any right consequent thereto.

          Section 5.13      Undertaking  for  Costs.  All  parties  to this  Indenture  agree,  and each  Noteholder  by such
Noteholder's  acceptance of the related Note shall be deemed to have agreed,  that any court may in its  discretion require,  in any Proceeding for the enforcement of any right or remedy under this  Indenture,  or in any Proceeding against the Indenture Trustee for any action taken,  suffered or omitted by it as Indenture Trustee,  the filing by any party litigant in such  Proceeding of an undertaking to pay the costs of such  Proceeding,  and that such court may in its discretion assess  reasonable  costs,  including  reasonable  attorneys' fees and expenses,  against any party  litigant in such  Proceeding,  having due regard to the merits and good faith of the claims or defenses made by such party litigant;  but the provisions of this Section 5.13  shall not apply to (a) any Proceeding  instituted by the Indenture Trustee, (b) any Proceeding  instituted by any Noteholder,  or group of Noteholders,  in each case holding in the  aggregate  more than 10% of the Note Balance of the Notes or (c) any  Proceeding  instituted by any
Noteholder  for the  enforcement  of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture.

Section 5.14      Waiver of Stay or Extension  Laws.  The Issuer  covenants  (to the extent that it may lawfully do
so) that it will not at any time insist upon,  or plead or in any manner  whatsoever,  claim or take the benefit or advantage of, any stay or extension law wherever  enacted,  now or at any time hereafter in force,  that may affect the  covenants  or the  performance  of this  Indenture;  and the Issuer (to the extent that it may lawfully do so)
hereby  expressly  waives all benefit or advantage of any such law, and covenants  that it shall not hinder,  delay or impede the  execution  of any power  herein  granted to the  Indenture  Trustee,  but will suffer and permit the execution of every such power as though no such law had been enacted.

          Section 5.15      Sale of Trust Estate.

          (a)      The power to effect any sale or other  disposition (a "Sale") of any portion of the Trust Estate  pursuant to  Section 5.04  is expressly  subject to the  provisions  of  Section 5.05  and this  Section 5.15.  The power to effect  any such  Sale  shall not be  exhausted  by any one or more  Sales as to any  portion  of the Trust  Estate remaining unsold,  but shall continue  unimpaired until the entire Trust Estate shall have been sold or all amounts payable  on the Notes and under  this  Indenture  and under the  Insurance  Agreement  shall  have been  paid.  The
Indenture  Trustee  may from time to time  postpone  any public  Sale by public  announcement  made at the time and place of such  Sale.  The  Indenture  Trustee  hereby  expressly  waives  its right to any  amount  fixed by law as compensation for any Sale.

          (b)      The  Indenture  Trustee  shall not in any private  Sale sell the Trust  Estate,  or any  portion  thereof, unless:

               (i)      the Enhancer,  if no Enhancer Default exists,  or, if an Enhancer Default exists,  the Noteholders of 100%
         of the Note Balance of the Notes, direct the Indenture Trustee in writing to make such Sale,

               (ii)     the  proceeds  of such  Sale  would be not less  than the  entire  amount  that  would be  payable  to the
         Noteholders  under the Notes,  the  Certificateholders  under the Certificates and the Enhancer in respect of amounts  drawn under the Policy and any other amounts due the Enhancer  under the Insurance  Agreement, in full payment thereof in accordance with  Section 5.02,  on the Payment Date next succeeding the date of such Sale, or

               (iii)    the Indenture Trustee determines,  in its sole discretion,  that the conditions for retention of the Trust
         Estate set forth in  Section 5.05  cannot be satisfied  (in making any such  determination,  the Indenture
         Trustee  may rely and shall be  protected  in relying  in good  faith  upon an  opinion of an  Independent investment  banking firm obtained and delivered as provided in  Section 5.05),  and the Enhancer,  so long as no Enhancer Default exists,  consents in writing to such Sale, and, if an Enhancer Default exists,  the
         Noteholders  of Notes  representing  at least 66 2/3% of the Note Balance of the Notes  consent in writing to such Sale.

The  purchase by the  Indenture  Trustee of all or any portion of the Trust  Estate at a private  Sale shall not be deemed a Sale or other disposition thereof for purposes of this Section 5.15(b).

          (c)      Unless the  Enhancer,  so long as no Enhancer  Default  exists,  or, if an Enhancer  Default  exists,  the
Noteholders  of 100% of the Note Balance of the Notes,  shall have  otherwise  consented or directed the  Indenture
Trustee,  at any public Sale of all or any  portion of the Trust  Estate at which a minimum bid equal to or greater than the amount  described in paragraph (ii) of subsection  (b) of this  Section 5.15  has not been  established by the  Indenture  Trustee and no Person  bids an amount  equal to or greater  than such  amount,  then the  Indenture
Trustee  shall bid an amount at least  $1.00 more than the  highest  other  bid,  which bid shall be subject to the provisions of Section 5.15(d)(ii) herein.

          (d)      In connection with a Sale of all or any portion of the Trust Estate:

               (i)      any  Noteholder  may bid for and,  with the consent of the  Enhancer,  purchase the  property  offered for sale,  and upon  compliance  with the terms of sale may hold,  retain  and  possess  and  dispose  of such property,  without further  accountability,  and may, in paying the purchase money  therefor,  deliver any
         Notes or claims for interest  thereon in lieu of cash up to the amount which shall,  upon  distribution of the net  proceeds  of such sale,  be  payable  thereon,  and such  Notes,  in case the  amounts so payable thereon  shall be less than the amount due thereon,  shall be returned to the  Noteholders  thereof  after being appropriately stamped to show such partial payment;

               (ii)     the Indenture  Trustee may bid for and acquire the property  offered for Sale in connection  with any Sale thereof  and,  subject  to any  requirements  of,  and to  the  extent  permitted  by,  applicable  law in connection therewith, may purchase all or any portion of the Trust Estate in a private sale;

               (iii)    the Indenture Trustee shall execute and deliver an appropriate  instrument of conveyance  transferring its interest in any portion of the Trust Estate in connection with a Sale thereof;

               (iv)     the Indenture  Trustee is hereby  irrevocably  appointed the agent and  attorney-in-fact  of the Issuer to transfer  and convey its interest in any portion of the Trust Estate in  connection  with a Sale  thereof, and to take all action necessary to effect such Sale; and

               (v)      no purchaser or transferee at such a Sale shall be bound to ascertain the Indenture  Trustee's  authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

          Section 5.16      Action on Notes.  The  Indenture  Trustee's  right to seek and  recover  judgment on the Notes or under this  Indenture  shall not be affected by the seeking,  obtaining or application of any other relief under or with respect to this  Indenture.  Neither the lien of this  Indenture  nor any rights or remedies of the  Indenture
Trustee or the Noteholders  shall be impaired by the recovery of any judgment by the Indenture  Trustee against the
Issuer or by the levy of any  execution  under such  judgment  upon any portion of the Trust  Estate or upon any of the  assets  of the  Issuer.  Any  money or  property  collected  by the  Indenture  Trustee  shall be  applied  in accordance with Section 5.04(b).

          Section 5.17      Performance and Enforcement of Certain Obligations.

          (a)      Promptly  following  a written  request  from the  Enhancer  or the  Indenture  Trustee  (with the written consent of the  Enhancer),  the Issuer,  in its capacity as owner of the Mortgage  Loans,  shall,  with the written consent of the Enhancer,  take all such lawful  action as the Indenture  Trustee may request to cause the Issuer to compel or secure the  performance  and observance by the Seller and the Servicer,  as applicable,  of each of their obligations to the Issuer under or in connection with the Purchase  Agreement and the Servicing  Agreement,  and to
exercise  any and all  rights,  remedies,  powers and  privileges  lawfully  available  to the  Issuer  under or in connection  with the Purchase  Agreement  and the Servicing  Agreement to the extent and in the manner  directed by the Indenture  Trustee,  as pledgee of the Mortgage Loans,  including the transmission of notices of default on the part of the  Seller  or the  Servicer  thereunder  and the  institution  of  legal  or  administrative  actions  or proceedings to compel or secure  performance by the Seller or the Servicer of each of their  obligations  under the
Purchase Agreement and the Servicing Agreement.

          (b)      If an Event of Default shall have occurred and be  continuing,  the Indenture  Trustee,  as pledgee of the
Mortgage  Loans,  subject to the rights of the Enhancer  hereunder and under the Servicing  Agreement,  may, and at the  direction  (which  direction  shall be in writing) of the  Noteholders  of 66 2/3% of the Note  Balance of the
Notes,  shall,  exercise all rights,  remedies,  powers,  privileges and claims of the Issuer against the Seller or the Servicer under or in connection with the Purchase  Agreement and the Servicing  Agreement,  including the right or power to take any action to compel or secure  performance  or observance  by the Seller or the Servicer,  as the case may be, of each of their  obligations  to the Issuer  thereunder  and to give any  consent,  request,  notice, direction,  approval,  extension or waiver under the Purchase  Agreement and the Servicing  Agreement,  as the case may be, and any right of the  Issuer to take such  action  shall not be  suspended.  In  connection  therewith,  as determined  by the  Indenture  Trustee,  the Issuer shall take all actions  necessary to effect the transfer of the
Mortgage Loans to the Indenture Trustee.

                                                      ARTICLE VI

                                               The Indenture Trustee

          Section 6.01      Duties of Indenture Trustee.

          (a)      If an Event of Default shall have occurred and be  continuing,  the Indenture  Trustee shall  exercise the rights and powers vested in it by this  Indenture and use the same degree of care and skill in their  exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person's own affairs.

          (b)      Except during the continuance of an Event of Default:

               (i)      the  Indenture  Trustee  undertakes  to perform such duties and only such duties as are  specifically  set forth in this  Indenture  and no  implied  covenants  or  obligations  shall be read into  this  Indenture against the Indenture Trustee; and

               (ii)     in the absence of bad faith on its part, the Indenture  Trustee may conclusively  rely, as to the truth of the statements and the  correctness  of the opinions  expressed  therein,  upon  certificates,  reports or opinions  furnished  to the  Indenture  Trustee and  conforming  to the  requirements  of this  Indenture;
         provided,  however,  that the Indenture  Trustee shall examine the  certificates,  reports and opinions to determine whether or not they conform to the requirements of this Indenture.

          (c)      The Indenture Trustee may not be relieved from liability for its own negligent  action,  its own negligent failure to act or its own willful misconduct, except that:

               (i)      this paragraph does not limit the effect of paragraph (a) of this Section 6.01;

               (ii)     the  Indenture  Trustee  shall not be liable for any error of judgment made in good faith by a Responsible
         Officer  unless it is proved that the  Indenture  Trustee was  negligent  in  ascertaining  the  pertinent facts; and

               (iii)    the  Indenture  Trustee  shall not be liable with  respect to any action it takes or omits to take in good faith in accordance  with a direction  received by it pursuant to  Section 5.11  or any direction from the
         Enhancer or the  Noteholders  that the  Enhancer or the  Noteholders  are is entitled to give under any of the Basic Documents.

          (d)      The  Indenture  Trustee  shall not be  liable  for  interest  on any  money  received  by it except as the
Indenture Trustee may agree in writing with the Issuer.

          (e)      Money  held in trust by the  Indenture  Trustee  need not be  segregated  from other  funds  except to the extent required by law or the terms of this Indenture or the Trust Agreement.

          (f)      No provision of this  Indenture  shall  require the  Indenture  Trustee to expend or risk its own funds or otherwise  incur financial  liability in the  performance of any of its duties  hereunder or in the exercise of any of its rights or powers,  if it shall have  reasonable  grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (g)      Every  provision  of this  Indenture  relating to the conduct or affecting  the  liability of or affording protection to the Indenture  Trustee shall be subject to the  provisions of this  Section and  to the provisions of
TIA.

          (h)      [reserved].

          (i)      The Indenture  Trustee hereby accepts  appointment as Certificate  Paying Agent under the Trust  Agreement and agrees to be bound by the  provisions of the Trust  Agreement  relating to the  Certificate  Paying Agent.  The
Indenture Trustee hereby agrees to be bound by the provisions of Article IX of the Trust Agreement.

          (j)      The  Indenture  Trustee  shall not be required to take notice or be deemed to have notice or  knowledge of any Event of Default  (except for an Event of Default  specified in clause (a) of the definition  thereof) unless a
Responsible  Officer  of the  Indenture  Trustee  shall  have  received  written  notice or have  actual  knowledge thereof.  In the absence of receipt of such  notice or such  knowledge,  the  Indenture  Trustee  may  conclusively assume that there is no default or Event of Default.

          (k)      The Indenture  Trustee shall have no duty to see to any recording or filing of any financing  statement or continuation  statement  evidencing  a security  interest or to see to the  maintenance  of any such  recording  or filing or to any rerecording or refiling of any thereof.

          Section 6.02      Rights of Indenture Trustee.

          (a)      The Indenture  Trustee may rely and shall be protected in acting or  refraining  from acting in good faith
upon  any  resolution,   Officer's  Certificate,  opinion  of  counsel,  certificate  of  auditors,  or  any  other certificate,  statement,  instrument, report, notice, consent or other document believed by it to be genuine and to have been signed or  presented  by the proper  person.  The  Indenture  Trustee  need not  investigate  any fact or matter stated in any such document.

          (b)      Before the Indenture Trustee acts or refrains from acting,  it may require an Officer's  Certificate or an
Opinion of  Counsel.  The  Indenture  Trustee  shall not be liable for any action it takes or omits to take in good faith in reliance on any such Officer's Certificate or Opinion of Counsel.

          (c)      The Indenture  Trustee may execute any of the trusts or powers  hereunder or perform any duties  hereunder either  directly or by or through  agents or attorneys or a custodian or nominee,  and the Indenture  Trustee shall not be  responsible  for any  misconduct or negligence on the part of, or for the  supervision  of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder.

          (d)      The  Indenture  Trustee  shall not be liable for any action it takes or omits to take in good faith  which it believes to be  authorized  or within its rights or powers;  provided,  however,  that the  Indenture  Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

          (e)      The  Indenture  Trustee may consult  with  counsel,  and the advice or opinion of counsel  with respect to legal matters  relating to this  Indenture and the Notes shall be full and complete  authorization  and  protection from  liability  in  respect  to any  action  taken,  omitted  or  suffered  by it  hereunder  in good faith and in accordance with the advice or opinion of such counsel.

          (f)      The Indenture  Trustee shall not be personally  liable for any action taken,  suffered or omitted by it in good faith and believed by it to be authorized or within the  discretion or rights or powers  conferred  upon it by this Indenture,  unless it shall be proved that the Indenture  Trustee was negligent in ascertaining  the pertinent facts.

          (g)      Prior to the  occurrence  of an Event of Default  hereunder,  and after the curing or waiver of all Events of Default that may have  occurred,  the Indenture  Trustee shall not be bound to make any  investigation  into the facts or matters stated in any resolution,  certificate,  statement,  instrument, opinion, report, notice, request, consent,  order,  approval,  bond or other paper or document,  unless requested in writing to do so by the Enhancer or the Noteholders  representing a majority of the Note Balance;  provided,  however,  that if the payment within a reasonable time to the Indenture Trustee of the costs,  expenses or liabilities  likely to be incurred by it in the making of such investigation is, in the opinion of the Indenture  Trustee,  not assured to the Indenture Trustee by the  security  afforded  to it by the  terms  of this  Indenture,  the  Indenture  Trustee  may  require  indemnity satisfactory  to the Indenture  Trustee  against such cost,  expense or liability as a condition to taking any such action.

          (h)      The  Indenture  Trustee  shall be under no obligation to exercise any of the trusts or powers vested in it by this  Indenture  or to  institute,  conduct or defend any  litigation  hereunder  or in  relation  hereto at the request,  order or  direction  of any of the  Enhancer  or the  Noteholders,  pursuant  to the  provisions  of this
Indenture,  unless the Enhancer or the Noteholders shall have offered to the Indenture Trustee reasonable  security or  indemnity  against  the costs,  expenses  and  liabilities  which may be incurred  therein or thereby;  nothing contained herein shall, however,  relieve the Indenture Trustee of the obligation,  upon the occurrence of an Event of Default  (which has not been cured or waived),  to exercise  such of the rights and powers  vested in it by this
Indenture,  and to use the same degree of care and skill in their exercise as a prudent  investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

          (i)      Anything in this  Indenture to the contrary  notwithstanding,  in no event shall the Indenture  Trustee be liable for special,  indirect or consequential loss or damage of any kind whatsoever  (including but not limited to lost  profits),  even if the  Indenture  Trustee  has been  advised  of the  likelihood  of such loss or damage and regardless  of the form of action,  so long as the action taken by the  Indenture  Trustee was in  accordance  with this Indenture and the Insurance Agreement.

          Section 6.03      Individual  Rights of Indenture  Trustee.  The Indenture  Trustee in its  individual or any other capacity may become the owner or pledgee of Notes and may  otherwise  deal with the Issuer or its  Affiliates  with the same rights it would have if it were not  Indenture  Trustee.  Any Note  Registrar,  co-registrar  or co-paying agent may do the same with like rights.  However, the Indenture Trustee must comply with Sections 6.11 and 6.12.

          Section 6.04      Indenture  Trustee's  Disclaimer.  The  Indenture  Trustee shall not be (i)  responsible  for and makes no  representation  as to the validity or adequacy of this Indenture or the Notes,  (ii)  accountable for the
Issuer's  use of the  proceeds  from  the  Notes or (iii)  responsible  for any  statement  of the  Issuer  in this
Indenture  or in any  document  issued in  connection  with the sale of the Notes or in the  Notes,  other than the
Indenture Trustee's certificate of authentication thereon.

          Section 6.05      Notice of Event of Default.  If an Event of Default  shall occur and be  continuing,  and if such
Event of Default is known to a Responsible  Officer of the  Indenture  Trustee,  then the  Indenture  Trustee shall give notice thereof to the Enhancer.  The Indenture  Trustee shall mail to each Noteholder  notice of such Event of
Default  within 90 days after it occurs.  Except in the case of an Event of Default  with respect to the payment of principal  of or  interest  on any  Note,  the  Indenture  Trustee  may  withhold  such  notice if and so long as a committee of its Responsible  Officers in good faith  determines that  withholding  such notice is in the interests of the Noteholders.

          Section 6.06      Reports  by  Indenture  Trustee to  Noteholders.  The  Indenture  Trustee  shall  deliver to each
Noteholder  such  information as may be required to enable such  Noteholder to prepare its federal and state income tax returns.  In addition,  upon Issuer  Request,  the Indenture  Trustee shall promptly  furnish such  information reasonably in writing  requested by the Issuer that is reasonably  available to the Indenture Trustee to enable the
Issuer to perform its federal and state income tax reporting obligations.

          Section 6.07      Compensation  and Indemnity.  The Indenture  Trustee shall be compensated  and indemnified by the
Servicer in accordance  with  Section 6.06  of the  Servicing  Agreement.  All amounts owing the Indenture  Trustee hereunder  in excess of such  amount,  as well as any  amount  owed to the  Indenture  Trustee in  accordance  with
Section 6.06 of the Servicing  Agreement,  to the extent the Servicer has failed to pay such amount,  shall be paid solely as provided in Section 3.05  hereof (subject to the priorities set forth therein).  The Indenture  Trustee's compensation  shall not be limited by any law on  compensation  of a trustee of an express trust.  The Issuer shall reimburse the Indenture Trustee for all reasonable  out-of-pocket  expenses incurred or made by it, including costs of  collection,  in addition to the  compensation  for its  services.  Such expenses  shall include the  reasonable compensation,  expenses,  disbursements and advances of the Indenture  Trustee's agents,  counsel,  accountants and experts.  The  Issuer  shall  indemnify  the  Indenture  Trustee  against  any and all loss,  liability  or expense
(including  attorneys' fees and expenses)  incurred by it in connection with the  administration  of this trust and the performance of its duties  hereunder.  The Indenture  Trustee shall notify the Issuer promptly of any claim for which it may seek  indemnity.  Failure by the  Indenture  Trustee to so notify the  Issuer  shall not  relieve  the
Issuer of its obligations  hereunder.  The Issuer shall defend any such claim,  and the Indenture  Trustee may have separate  counsel and the Issuer shall pay the fees and expenses of such  counsel.  The Issuer is not  obligated to reimburse  any expense or  indemnify  against any loss,  liability  or expense  incurred by the  Indenture  Trustee through the Indenture Trustee's own willful misconduct, negligence or bad faith.

         The Issuer's  payment  obligations to the Indenture  Trustee pursuant to this  Section 6.07  shall survive the discharge of this  Indenture.  When the Indenture  Trustee incurs  expenses after the occurrence of an Event of
Default  specified in clause (c) or (d) of the  definition  thereof with respect to the Issuer,  such  expenses are intended  to  constitute  expenses  of  administration  under  Title  11 of the  United  States  Code or any  other applicable federal or state bankruptcy, insolvency or similar law.

          Section 6.08      Replacement  of Indenture  Trustee.  No  resignation  or removal of the Indenture  Trustee and no appointment  of a successor  Indenture  Trustee shall become  effective  until the acceptance of appointment by the successor  Indenture  Trustee  pursuant to this  Section 6.08.  The Indenture  Trustee may resign at any time by so notifying  the Issuer and the  Enhancer.  The  Enhancer (so long as no Enhancer  Default  exists) or if an Enhancer
Default exists,  the Noteholders of a majority of the Note Balance of the Notes,  may remove the Indenture  Trustee by so notifying the Indenture  Trustee and the Enhancer in writing (if given by such  Noteholders)  and may appoint a successor  Indenture  Trustee.  Unless a Servicer Default has occurred and is continuing,  the appointment of any successor  Indenture  Trustee  shall be subject to the prior  written  approval of the  Servicer.  The Issuer shall remove the Indenture Trustee if:

          (a)      the Indenture Trustee fails to comply with Section 6.11;

          (b)      the Indenture Trustee is adjudged a bankrupt or insolvent;

          (c)      a receiver or other public officer takes charge of the Indenture Trustee or its property; or

          (d)      the Indenture Trustee otherwise becomes incapable of fulfilling its duties under the Basic Documents.

         If the  Indenture  Trustee  resigns or is removed  or if a vacancy  exists in the office of the  Indenture
Trustee for any reason (the  Indenture  Trustee in such event being  referred to herein as the  retiring  Indenture
Trustee),  the Issuer shall promptly appoint a successor Indenture Trustee with the consent of the Enhancer,  which consent  shall not be  unreasonably  withheld.  In  addition,  the  Indenture  Trustee  shall resign to avoid being directly or indirectly controlled by the Issuer.

         A successor  Indenture  Trustee shall  deliver a written  acceptance  of its  appointment  to the retiring
Indenture  Trustee and to the Issuer.  Thereupon,  the  resignation  or removal of the retiring  Indenture  Trustee shall become effective,  and the successor  Indenture  Trustee shall have all the rights,  powers and duties of the
Indenture  Trustee under this Indenture.  The successor  Indenture Trustee shall mail a notice of its succession to the  Noteholders.  The retiring  Indenture  Trustee  shall  promptly  transfer all property held by it as Indenture
Trustee to the successor Indenture Trustee.

         If a  successor  Indenture  Trustee  does not take  office  within 60 days  after the  retiring  Indenture
Trustee resigns or is removed,  then the retiring  Indenture  Trustee,  the Issuer or the Noteholders of a majority of Note Balance of the Notes may petition any court of competent  jurisdiction  for the  appointment of a successor
Indenture Trustee.

         If the  Indenture  Trustee fails to comply with  Section 6.11,  any  Noteholder  may petition any court of competent  jurisdiction  for the removal of the  Indenture  Trustee and the  appointment  of a successor  Indenture
Trustee.

         Notwithstanding  the  replacement  of the  Indenture  Trustee  pursuant  to  this  Section,  the  Issuer's obligations under Section 6.07 shall continue for the benefit of the retiring Indenture Trustee.

          Section 6.09      Successor  Indenture  Trustee by Merger. If the Indenture  Trustee  consolidates  with, merges or converts  into,  or  transfers  all or  substantially  all its  corporate  trust  business  or assets  to,  another corporation or banking  association,  then the resulting,  surviving or transferee  corporation without any further act shall be the successor  Indenture  Trustee;  provided,  that such corporation or banking  association  shall be otherwise  qualified  and eligible  under  Section 6.11.  The Indenture  Trustee shall provide the Rating  Agencies with written notice of any such transaction occurring after the Closing Date.

         If at the time of any such  succession  by merger,  conversion  or  consolidation,  any of the Notes shall have  been  authenticated  but not  delivered,  then any such  successor  to the  Indenture  Trustee  may adopt the certificate of  authentication  of any predecessor  trustee,  and deliver such Notes so  authenticated.  If at such time any of the Notes shall not have been  authenticated,  any successor to the Indenture  Trustee may authenticate such  Notes  either in the name of any  predecessor  hereunder  or in the name of the  successor  to the  Indenture
Trustee;  and in all such cases,  such  certificates  shall have the full force that it is anywhere in the Notes or in this Indenture provided that the certificate of the Indenture Trustee shall have.

          Section 6.10      Appointment of Co-Indenture Trustee or Separate Indenture Trustee.

          (a)      Notwithstanding  any other  provisions  of this  Indenture,  at any time,  for the  purpose of meeting any legal  requirement  of any  jurisdiction  in which any part of the Trust  Estate may at such time be  located,  the
Indenture  Trustee shall have the power and may execute and deliver all  instruments to appoint one or more Persons to act as a  co-trustee  or  co-trustees,  or  separate  trustee or  separate  trustees,  of all or any part of the
Issuer,  and to vest in such Person or Persons,  in such  capacity  and for the  benefit of the  Noteholders,  such title to the Trust  Estate,  or any part  thereof,  and,  subject to the other  provisions  of this  Section,  such powers,  duties,  obligations,  rights and trusts as the Indenture Trustee may consider necessary or desirable.  No co-trustee  or  separate  trustee  hereunder  shall be  required  to meet the terms of  eligibility  as a successor trustee under  Section 6.11,  and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.08 hereof.

          (b)      Every  separate  trustee and  co-trustee  shall,  to the extent  permitted  by law, be  appointed  and act subject to the following provisions and conditions:

               (i)      all rights,  powers,  duties and  obligations  conferred or imposed upon the  Indenture  Trustee  shall be conferred or imposed upon and  exercised or performed by the Indenture  Trustee and such separate  trustee or co-trustee  jointly (it being  understood that such separate trustee or co-trustee is not authorized to act separately  without the Indenture  Trustee  joining in such act),  except to the extent that under any law of any  jurisdiction  in which any  particular  act or acts are to be performed the Indenture  Trustee shall be  incompetent  or  unqualified  to perform such act or acts,  in which event such rights,  powers, duties and  obligations  (including the holding of title to the Trust Estate or any portion thereof in any such  jurisdiction)  shall be exercised and performed singly by such separate  trustee or co-trustee,  but solely at the direction of the Indenture Trustee;

               (ii)     no trustee  hereunder  shall be  personally  liable by reason of any act or omission of any other  trustee hereunder; and

               (iii)    the  Indenture  Trustee  may at any time  accept  the  resignation  of or remove any  separate  trustee or co-trustee.

          (c)      Any notice,  request or other writing  given to the  Indenture  Trustee shall be deemed to have been given to each of the then  separate  trustees  and  co-trustees,  as  effectively  as if  given  to each of  them.  Every instrument  appointing any separate  trustee or co-trustee shall refer to this Indenture and the conditions of this
Article VI. Each separate  trustee and  co-trustee,  upon its acceptance of the trusts  conferred,  shall be vested with the estates or property  specified  in its  instrument  of  appointment,  either  jointly  with the  Indenture
Trustee or separately,  as may be provided therein,  subject to all the provisions of this Indenture,  specifically including  every provision of this Indenture  relating to the conduct of,  affecting the liability of, or affording protection to, the Indenture Trustee.  Every such instrument shall be filed with the Indenture Trustee.

          (d)      Any  separate  trustee or  co-trustee  may at any time  constitute  the  Indenture  Trustee,  its agent or attorney-in-fact  with full power and  authority,  to the extent not  prohibited by law, to do any lawful act under or in respect of this  Indenture on its behalf and in its name. If any separate  trustee or  co-trustee  shall die, become  incapable of acting,  resign or be removed,  all of its estates,  properties,  rights,  remedies and trusts shall vest in and be exercised by the Indenture  Trustee,  to the extent  permitted by law, without the appointment of a new or successor trustee.

          Section 6.11      Eligibility;   Disqualification.   The   Indenture   Trustee  shall  at  all  times  satisfy  the
requirements  of TIA Section 310(a).  The  Indenture  Trustee  shall  have a  combined  capital  and  surplus of at least
$50,000,000  as set forth in its most recent  published  annual report of condition and it or its parent either (a)
shall have a  long-term  debt  rating of A or better by Moody's  or (b) such other  rating so longs as such  rating would not cause any Rating Agency to lower the rating of the Class A Notes below its initial  rating  thereof.  The
Indenture  Trustee  shall  comply with TIA Section 310(b),  including  the  optional  provision  permitted  by the second sentence  of TIA Section  310(b)(9);  provided,  however,  that  there  shall be  excluded  from the  operation  of TIA Section
310(b)(1)  any  indenture  or  indentures  under  which  other  securities  of the  Issuer are  outstanding  if the requirements for such exclusion set forth in TIA Section 310(b)(1) are met.

Section 6.12      Preferential  Collection of Claims Against  Issuer.  The Indenture  Trustee shall comply with TIA
Section 311(a),  excluding any creditor  relationship  listed in TIA Section 311(b).  An Indenture Trustee that has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.

          Section 6.13      Representations and Warranties.  The Indenture Trustee hereby represents and warrants that:

          (a)      The  Indenture  Trustee is duly  organized,  validly  existing and in good  standing as a New York banking corporation  with power and  authority to own its  properties  and to conduct its business as such  properties  are currently owned and such business is currently conducted.

          (b)      The Indenture  Trustee has the power and authority to execute and deliver this  Indenture and to carry out its terms;  and the  execution,  delivery  and  performance  of this  Indenture  have been duly  authorized  by the
Indenture Trustee by all necessary corporate action.

          (c)      The  consummation  of the  transactions  contemplated  by this Indenture and the  fulfillment of the terms hereof do not conflict with,  result in any breach of any of the terms and  provisions  of, or constitute  (with or without notice or lapse of time) a default under,  the articles of organization or bylaws of the Indenture  Trustee or any agreement or other instrument to which the Indenture Trustee is a party or by which it is bound.

          (d)      To the  Indenture  Trustee's  best  knowledge,  there are no  Proceedings  or  investigations  pending  or threatened before any court,  regulatory body,  administrative agency or other governmental  instrumentality having jurisdiction  over the Indenture  Trustee or its  properties (A) asserting the  invalidity of this  Indenture,  (B)
seeking to prevent the  consummation of any of the  transactions  contemplated by this Indenture or (C) seeking any determination  or ruling that might  materially and adversely  affect the  performance by the Indenture  Trustee of its obligations under, or the validity or enforceability of, this Indenture.

          (e)      The Indenture  Trustee does not have notice of any adverse claim (as such terms are used in  Section 8-302 of the UCC in effect in the State of Delaware) with respect to the Mortgage Loans.

          Section 6.14      Directions to Indenture Trustee.  The Indenture Trustee is hereby directed:

          (a)      to accept the pledge of the Mortgage  Loans and hold the assets of the Trust in trust for the  Noteholders and the Enhancer;

          (b)      to  authenticate  and deliver the Notes  substantially  in the form  prescribed by Exhibit A in accordance with the terms of this Indenture; and

          (c)      to take all other actions as shall be required to be taken by the terms of this Indenture.

          Section 6.15      Indenture  Trustee May Own  Securities.  The Indenture  Trustee,  in its  individual or any other capacity,  may  become  the owner or  pledgee  of  Securities  with the same  rights  it would  have if it were not
Indenture Trustee.

                                                  ARTICLE VII

                                          Noteholders' Lists and Reports

          Section 7.01      Issuer to Furnish  Indenture  Trustee  Names and  Addresses  of  Noteholders.  The  Issuer  shall furnish or cause to be  furnished  to the  Indenture  Trustee (a) not more than five days after each Record Date, a list, in such form as the Indenture Trustee may reasonably  require,  of the names and addresses of the Noteholders as of such Record  Date,  and (b) at such other times as the  Indenture  Trustee  and the  Enhancer  may request in writing,  within 30 days after receipt by the Issuer of any such request,  a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished;  provided,  however, that for so long as the
Indenture Trustee is the Note Registrar, no such list need be furnished.

          Section 7.02      Preservation of Information; Communications to Noteholders.

          (a)      The Indenture  Trustee shall preserve,  in as current a form as is reasonably  practicable,  the names and addresses of the  Noteholders  contained in the most recent list furnished to the Indenture  Trustee as provided in
Section 7.01  and the names and addresses of the Noteholders  received by the Indenture  Trustee in its capacity as
Note Registrar.  The Indenture  Trustee may destroy any list furnished to it as provided in such  Section 7.01 upon receipt of a new list so furnished.

          (b)      Noteholders may communicate  pursuant to TIA Section 312(b) with other  Noteholders with respect to their rights under this Indenture or under the Notes.

          (c)      The Issuer, the Indenture Trustee and the Note Registrar shall have the protection of TIA Section 312(c).

          Section 7.03      Reports by Issuer.

          (a)      The Issuer shall:

               (i)      file with the  Indenture  Trustee,  within 15 days after the Issuer is  required to file the same with the
         Commission,  copies of the annual reports and the information,  documents and other reports  including any certifications  required to be filed with Form 10-K by the  Sarbanes-Oxley  Act of 2002 (or copies of such portions  of any of the  foregoing  as the  Commission  may  from  time to time by rules  and  regulations prescribe)  that the Issuer may be required to file with the  Commission  pursuant to  Section 13 or 15(d)
         of the Exchange Act;

               (ii)     file with the Indenture  Trustee and the Commission,  in accordance with rules and regulations  prescribed from time to time by the Commission,  such additional  information,  documents and reports with respect to compliance  by the Issuer with the  conditions  and  covenants of this  Indenture as may be required  from time to time by such rules and regulations; and

               (iii)    supply to the Indenture  Trustee (and the  Indenture  Trustee  shall  transmit by mail to all  Noteholders described in TIA Section 313(c)) such summaries of any  information,  documents and reports required to be filed by the  Issuer  pursuant  to clauses  (i) and (ii) of this  Section 7.03(a)  and by rules and  regulations prescribed from time to time by the Commission.

          (b)      Unless the Issuer  otherwise  determines,  the fiscal year of the Issuer  shall end on December 31 of each year.

          Section 7.04      Reports by  Indenture  Trustee.  If required  by TIA Section 313(a),  within 60 days after each May 15, beginning  with May 15, 2003, the Indenture  Trustee shall make  available to each  Noteholder as required by TIA Section
313(c) and to the Enhancer a brief  report dated as of such date that  complies  with TIA Section 313(a).  The  Indenture
Trustee also shall comply with TIA Section 313(b).

         A copy of each  report at the time of its  distribution  to  Noteholders  shall be filed by the  Indenture
Trustee with the  Commission,  if required,  and each stock  exchange,  if any, on which the Notes are listed.  The
Issuer shall notify the Indenture Trustee if and when the Notes are listed on any stock exchange.

                                                  ARTICLE VIII

                                       Accounts, Disbursements and Releases

          Section 8.01      Collection of Money.  Except as otherwise  expressly  provided herein,  the Indenture Trustee may demand payment or delivery of, and shall receive and collect,  directly and without  intervention  or assistance of any fiscal agent or other  intermediary,  all money and other  property  payable to or  receivable by the Indenture
Trustee  pursuant to this  Indenture.  The Indenture  Trustee shall apply all such money received by it as provided in this Indenture.  Except as otherwise  expressly provided in this Indenture,  if any default occurs in the making of any payment or  performance  under any agreement or instrument  that is part of the Trust Estate,  the Indenture
Trustee  may take such  action as may be  appropriate  to  enforce  such  payment  or  performance,  including  the institution and  prosecution of appropriate  Proceedings.  Any such action shall be without  prejudice to any right to claim a Default or Event of Default  under this  Indenture  and any right to proceed  thereafter  as provided in
Article V.

          Section 8.02      Trust Accounts.

          (a)      On or prior to the Closing Date,  the Issuer shall cause the Indenture  Trustee to establish and maintain, in the name of the Indenture Trustee,  for the benefit of the Noteholders,  the Certificate Paying Agent, on behalf of the  Certificateholders,  and the  Enhancer,  the Note  Payment  Account as  provided  in  Section 3.01  of this
Indenture.

          (b)      All monies  deposited from time to time in the Note Payment  Account  pursuant to the Servicing  Agreement and all deposits  therein  pursuant to this Indenture are for the benefit of the  Noteholders  and the  Certificate
Paying  Agent,  on behalf of the  Certificateholders,  and all  investments  made with such monies,  including  all income or other gain from such  investments,  are for the benefit of the  Servicer as provided in  Section 5.01  of the Servicing Agreement.

         On each Payment Date,  the Indenture  Trustee shall  distribute all amounts on deposit in the Note Payment
Account to the  Noteholders  in respect of the Notes and,  in its  capacity as  Certificate  Paying  Agent,  to the
Certificateholders  from the  Distribution  Account in the order of priority set forth in  Section 3.05  (except as otherwise provided in Section 5.04(b)) and in accordance with the Servicing Certificate.

         The  Indenture  Trustee  shall  invest  any funds in the Note  Payment  Account in  Permitted  Investments
selected in writing by the Servicer  maturing no later than the Business Day preceding the next succeeding  Payment
Date and shall not be sold or disposed of prior to the maturity.  In addition,  such  Permitted  Investments  shall not be  purchased  at a price in excess of par.  The  Indenture  Trustee  shall have no  liability  whatsoever  for investment  losses on Permitted  Investments,  if such  investments  are made in accordance  with the provisions of this Indenture and the Indenture Trustee is not the obligor under the Permitted Investment.

          Section 8.03      Officer's  Certificate.  The  Indenture  Trustee  shall  receive at least seven days' notice when requested by the Issuer to take any action  pursuant to  Section 8.05(a),  accompanied by copies of any instruments to be  executed,  and the  Indenture  Trustee  shall also  require,  as a condition  to such  action,  an Officer's
Certificate,  in form and substance  satisfactory  to the Indenture  Trustee,  stating the legal effect of any such action,  outlining the steps  required to complete the same, and  concluding  that all conditions  precedent to the taking of such action have been complied with.

          Section 8.04      Termination  Upon  Distribution  to  Noteholders.  This Indenture and the respective  obligations and  responsibilities  of the Issuer and the Indenture Trustee created hereby shall terminate upon the distribution to the Noteholders,  the Certificate Paying Agent on behalf of the  Certificateholders and the Indenture Trustee of
all amounts  required to be  distributed  pursuant to Article III;  provided,  however,  that in no event shall the trust created hereby  continue  beyond the expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy,  the late  ambassador of the United  States to the Court of St.  James's,  living on the date hereof.

          Section 8.05      Release of Trust Estate.

          (a)      Subject to the payment of its fees,  expenses and  indemnification,  the  Indenture  Trustee may, and when required by the  provisions of this Indenture or the Servicing  Agreement,  shall,  execute  instruments to release property from the lien of this Indenture,  or convey the Indenture  Trustee's interest in the same, in a manner and under  circumstances  that are not  inconsistent  with the provisions of this Indenture.  No Person relying upon an instrument  executed by the  Indenture  Trustee as provided in Article VIII  hereunder  shall be bound to ascertain the Indenture  Trustee's  authority,  inquire into the  satisfaction  of any  conditions  precedent,  or see to the application of any monies.

          (b)      The Indenture  Trustee shall,  at such time as (i) there are no Notes  Outstanding,  (ii) all sums due the
Indenture  Trustee  pursuant to this  Indenture  have been paid and (iii) all sums due the Enhancer have been paid, release any remaining portion of the Trust Estate that secured the Notes from the lien of this Indenture.

          (c)      The  Indenture  Trustee  shall  release  property  from  the  lien  of  this  Indenture  pursuant  to this
Section 8.05 only upon receipt of an Issuer Request  accompanied by an Officers'  Certificate and a letter from the
Enhancer stating that the Enhancer has no objection to such request from the Issuer.

          (d)      The Indenture  Trustee shall surrender the Policy to the Enhancer for cancellation  upon the final payment of principal of and interest on the Notes.

          Section 8.06      Surrender  of Notes Upon  Final  Payment.  By  acceptance  of any Note,  the  Noteholder  thereof agrees to surrender such Note to the Indenture  Trustee promptly,  prior to such Noteholder's  receipt of the final payment thereon.

                                                       ARTICLE IX

                                              Supplemental Indentures

          Section 9.01      Supplemental Indentures Without Consent of Noteholders.

          (a)      Without the consent of the  Noteholders  of any Notes,  but with prior  notice to the Rating  Agencies and the prior written  consent of the Enhancer (which consent shall not be  unreasonably  withheld)  unless an Enhancer
Default shall have occurred,  the Issuer and the Indenture  Trustee,  when authorized by an Issuer Request,  at any time and from time to time, may enter into one or more indentures  supplemental  hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of the execution  thereof),  in form  satisfactory to the Indenture Trustee, for any of the following purposes:

               (i)      to correct or amplify the  description of any property at any time subject to the lien of this  Indenture, or better to assure,  convey and confirm unto the  Indenture  Trustee any property  subject or required to be  subjected  to the lien of this  Indenture,  or to  subject  to the lien of this  Indenture  additional property;

               (ii)     to evidence the succession,  in compliance  with the applicable  provisions  hereof,  of another Person to the Issuer,  and the  assumption  by any such  successor of the  covenants of the Issuer herein and in the
         Notes contained;

               (iii)    to add to the  covenants  of the  Issuer,  for the  benefit  of the  Noteholders  or the  Enhancer,  or to surrender any right or power herein conferred upon the Issuer;

               (iv)     to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

               (v)      to cure any  ambiguity,  to correct any error or to correct or supplement  any provision  herein or in any supplemental  indenture that may be inconsistent  with any other provision  herein or in any  supplemental indenture;

               (vi)     to make any other  provisions with respect to matters or questions  arising under this Indenture or in any supplemental  indenture;  provided,  that such  action  shall not  materially  and  adversely  affect  the interests of the Noteholders or the Enhancer (as evidenced by an Opinion of Counsel);

               (vii)    to evidence  and provide for the  acceptance  of the  appointment  hereunder  by a successor  trustee with respect  to the  Notes  and to add to or  change  any of the  provisions  of this  Indenture  as  shall be necessary to facilitate the  administration of the trusts hereunder by more than one trustee,  pursuant to the requirements of Article VI; or

               (viii)   to modify,  eliminate or add to the  provisions of this  Indenture to such extent as shall be necessary to effect the  qualification  of this  Indenture  under TIA or under any similar  federal  statute  hereafter enacted and to add to this Indenture such other provisions as may be expressly required by TIA;

provided,  however, that no such supplemental  indenture shall be entered into unless the Indenture Trustee and the
Enhancer  shall  have  received  an  Opinion of Counsel  to the  effect  that the  execution  of such  supplemental indenture will not give rise to any material adverse tax consequence to the Noteholders.

         The Indenture  Trustee is hereby  authorized to join in the execution of any such  supplemental  indenture and to make any further appropriate agreements and stipulations that may be therein contained.

          (b)      The Issuer and the Indenture  Trustee,  when authorized by an Issuer Request,  may, without the consent of any  Noteholder  but with  prior  notice to the Rating  Agencies  and the  Enhancer,  enter  into an  indenture  or indentures  supplemental  hereto  for the  purpose  of adding  any  provisions  to, or  changing  in any  manner or eliminating  any of the provisions  of, this Indenture or of modifying in any manner the rights of the  Noteholders under this Indenture;  provided,  however,  that such action shall not, as evidenced by an Opinion of Counsel,  (i)
adversely  affect in any material  respect the interests of any Noteholder or the Enhancer or (ii) cause the Issuer to be subject to an entity level tax.

          Section 9.02      Supplemental  Indentures  With  Consent of  Noteholders.  The Issuer and the  Indenture  Trustee,
when  authorized by an Issuer  Request,  may, with prior notice to the Rating Agencies and with the written consent of the Enhancer and the Noteholders of not less than a majority of the Note Balance  affected  thereby,  by Act (as defined in  Section 10.03  hereof) of such  Noteholders  delivered to the Issuer and the Indenture  Trustee,  enter into an indenture or indentures  supplemental  hereto for the purpose of adding any  provisions  to, or changing in any manner or  eliminating  any of the  provisions  of, this  Indenture or of modifying in any manner the rights of the Noteholders under this Indenture;  provided,  however,  that no such supplemental  indenture shall, without the consent of the Noteholder of each Note affected thereby:

          (a)      change the date of payment of any  installment  of  principal  of or interest  on any Note,  or reduce the principal  amount  thereof or the Note Rate  thereon,  change the  provisions  of this  Indenture  relating  to the application  of  collections  on, or the  proceeds of the sale of, the Trust  Estate to payment of  principal of or interest on the Notes,  or change any place of payment  where,  or the coin or  currency in which,  any Note or the interest  thereon is payable,  or impair the right to institute suit for the  enforcement of the provisions of this
Indenture  requiring the application of funds available  therefor,  as provided in Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof;

          (b)      reduce the  percentage of the Note Balance,  the consent of the  Noteholders  of which is required for any such  supplemental  indenture,  or the consent of the Noteholders of which is required for any waiver of compliance with certain  provisions of this Indenture or certain  defaults  hereunder and their  consequences  provided for in this Indenture;

          (c)      modify or alter the  provisions of the proviso to the  definition of the term  "Outstanding"  or modify or alter the exception in the definition of the term "Noteholder";

          (d)      reduce the  percentage  of the Note  Balance of the Notes  required  to direct  the  Indenture  Trustee to direct the Issuer to sell or liquidate the Trust Estate pursuant to Section 5.04;

          (e)      modify any  provision  of this  Section 9.02  except to increase  any  percentage  specified  herein or to provide that certain  additional  provisions of this Indenture or the other Basic  Documents  cannot be modified or waived without the consent of the Noteholder of each Note affected thereby;

          (f)      modify any of the provisions of this  Indenture in such manner as to affect the  calculation of the amount of any payment of interest or principal due on any Note on any Payment Date  (including  the  calculation of any of the individual components of such calculation); or

          (g)      permit the  creation  of any lien  ranking  prior to or on a parity with the lien of this  Indenture  with respect to any part of the Trust Estate or, except as otherwise  permitted or  contemplated  herein,  terminate the lien of this  Indenture  on any property at any time subject  hereto or deprive the  Noteholder  of any Note of the security  provided by the lien of this Indenture;  and provided  further,  that such action shall not, as evidenced by an Opinion of Counsel, cause the Issuer to be subject to an entity level tax.

         The Indenture  Trustee may in its discretion  determine  whether or not any Notes would be affected by any supplemental  indenture and any such determination  shall be conclusive upon the Noteholders of all Notes,  whether theretofore or thereafter  authenticated  and delivered  hereunder.  The Indenture  Trustee shall not be liable for any such determination made in good faith.

         It shall not be  necessary  for any Act (as defined in  Section 10.03  hereof) of  Noteholders  under this
Section 9.02 to approve the particular form of any proposed supplemental  indenture,  but it shall be sufficient if such Act shall approve the substance thereof.

         Promptly  after the  execution  by the Issuer and the  Indenture  Trustee  of any  supplemental  indenture pursuant to this  Section 9.02,  the  Indenture  Trustee shall mail to the  Noteholders  of the Notes to which such amendment  or  supplemental  indenture  relates a notice  setting  forth in  general  terms the  substance  of such supplemental  indenture.  Any failure of the Indenture  Trustee to mail such notice,  or any defect therein,  shall not, however, in any way impair or affect the validity of any such supplemental indenture.

          Section 9.03      Execution  of  Supplemental  Indentures.  In  executing,  or  permitting  the  additional  trusts created by, any  supplemental  indenture  permitted  by this Article IX or the  modification  thereby of the trusts created by this  Indenture,  the Indenture  Trustee shall be entitled to receive and,  subject to Sections 6.01 and
6.02,  shall be fully  protected  in  relying  upon,  an  Opinion of Counsel  stating  that the  execution  of such supplemental  indenture is authorized or permitted by this Indenture.  The Indenture  Trustee may, but shall not be obligated to, enter into any such supplemental  indenture that affects the Indenture Trustee's own rights,  duties, liabilities or immunities under this Indenture or otherwise.

          Section 9.04      Effect of Supplemental  Indenture.  Upon the execution of any supplemental  indenture pursuant to the  provisions  hereof,  this  Indenture  shall be and shall be deemed to be modified  and  amended in  accordance therewith  with  respect  to the  Notes  affected  thereby,  and the  respective  rights,  limitations  of  rights, obligations,  duties,  liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer and the
Noteholders  shall  thereafter  be  determined,  exercised and enforced  hereunder  subject in all respects to such modifications and amendments,  and all the terms and conditions of any such supplemental  indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

          Section 9.05      Conformity  with Trust  Indenture Act. Every  amendment of this Indenture and every  supplemental indenture  executed  pursuant to this Article IX shall conform to the  requirements of TIA as in effect at the time of such amendment or supplement so long as this Indenture shall then be qualified under TIA.

          Section 9.06      Reference in Notes to  Supplemental  Indentures.  Notes  authenticated  and  delivered  after the execution  of any  supplemental  indenture  pursuant  to this  Article IX may,  and if  required  by the  Indenture
Trustee,  shall,  bear a notation in form approved by the Indenture  Trustee as to any matter  provided for in such supplemental  indenture.  If the Issuer or the Indenture  Trustee  shall so determine,  new Notes so modified as to conform,  in the opinion of the  Indenture  Trustee  and the  Issuer,  to any such  supplemental  indenture  may be prepared and  executed by the Issuer and  authenticated  and  delivered  by the  Indenture  Trustee in exchange for
Outstanding Notes.

                                                      ARTICLE X

                                                   Miscellaneous

          Section 10.01     Compliance Certificates and Opinions, etc.

          (a)      Upon any  application  or  request  by the Issuer to the  Indenture  Trustee to take any action  under any provision  of this  Indenture,  the Issuer  shall  furnish to the  Indenture  Trustee  and to the  Enhancer  (i) an
Officer's  Certificate  stating that all conditions  precedent,  if any, provided for in this Indenture relating to the  proposed  action have been  complied  with and (ii) an Opinion of Counsel  stating that in the opinion of such counsel all such  conditions  precedent,  if any,  have been  complied  with,  except that, in the case of any such application or request as to which the furnishing of such  documents is  specifically  required by any provision of this Indenture, no additional certificate or opinion need be furnished.

         Every  certificate  or opinion with  respect to  compliance  with a condition or covenant  provided for in this Indenture shall include:

               (i)      a statement  that each  signatory  of such  certificate  or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

               (ii)     a brief  statement  as to the  nature  and  scope of the  examination  or  investigation  upon  which  the statements or opinions contained in such certificate or opinion are based;

               (iii)    a statement  that, in the opinion of each such  signatory,  such  signatory has made such  examination  or investigation  as is  necessary to enable such  signatory to express an informed  opinion as to whether or not such covenant or condition has been complied with;

               (iv)     a statement  as to whether,  in the opinion of each such  signatory,  such  condition or covenant has been complied with; and

               (v)      if the signer of such  certificate  or opinion is required to be  Independent,  the statement  required by the definition of the term "Independent".

          (b)      (i) Prior to the deposit of any  Collateral  or other  property or securities  with the Indenture  Trustee that is to be made the basis for the release of any property or securities  subject to the lien of this  Indenture, the Issuer  shall,  in addition to any  obligation  imposed in  Section 10.01(a)  or elsewhere  in this  Indenture, furnish to the  Indenture  Trustee an  Officer's  Certificate  certifying  or stating  the  opinion of each  person signing such  certificate  as to the fair value (within 90 days of such deposit) to the Issuer of the Collateral or other property or securities to be so deposited.

                           (ii)     Whenever  the  Issuer is  required  to  furnish  to the  Indenture  Trustee  an
         Officer's  Certificate  certifying  or  stating  the  opinion  of any  signer  thereof  as to the  matters described  in clause (i) above,  the Issuer  shall also deliver to the  Indenture  Trustee an  Independent
         Certificate  as to the same matters,  if the fair value to the Issuer of the securities to be so deposited and of all other such securities  made the basis of any such withdrawal or release since the  commencement of the  then-current  fiscal year of the Issuer,  as set forth in the certificates  delivered  pursuant to clause  (i) above and this  clause  (ii),  is 10% or more of the Note  Balance  of the  Notes,  but such a certificate  need not be furnished with respect to any securities so deposited,  if the fair value thereof to the Issuer as set forth in the  related  Officer's  Certificate  is less than  $25,000 or less than one percent of the Note Balance of the Notes.

                           (iii)    Whenever any property or  securities  are to be released  from the lien of this
         Indenture,  the Issuer shall  furnish to the  Indenture  Trustee an Officer's  Certificate  certifying  or stating the opinion of each person  signing such  certificate as to the fair value (within 90 days of such release) of the  property or  securities  proposed to be released  and stating that in the opinion of such person the proposed  release will not impair the security  under this  Indenture in  contravention  of the provisions hereof.

                           (iv)     Whenever  the  Issuer is  required  to  furnish  to the  Indenture  Trustee  an
         Officer's  Certificate  certifying  or  stating  the  opinion  of any  signer  thereof  as to the  matters described in clause (iii) above,  the Issuer shall also furnish to the  Indenture  Trustee an  Independent
         Certificate  as to the same  matters  if the fair value of the  property  or  securities  and of all other property,  other than property as  contemplated  by clause (v) below or securities  released from the lien of this  Indenture  since  the  commencement  of the  then-current  calendar  year,  as set  forth  in the certificates  required by clause (iii) above and this clause (iv),  equals 10% or more of the Note Balance of the Notes,  but such  certificate  need not be  furnished  in the case of any  release of  property  or securities  if the fair  value  thereof as set forth in the  related  Officer's  Certificate  is less than
         $25,000 or less than one percent of the Note Balance of the Notes.

                           (v)      Notwithstanding  any  provision  of this  Indenture,  the Issuer  may,  without compliance with the  requirements of the other  provisions of this  Section 10.01,  (A) collect upon, sell or  otherwise  dispose of the  Mortgage  Loans as and to the extent  permitted  or  required  by the Basic
         Documents  or (B) make cash  payments out of the Note  Payment  Account as and to the extent  permitted or required by the Basic  Documents,  so long as the Issuer shall deliver to the Indenture  Trustee every six months,  commencing  December  31,  2002,  an  Officer's  Certificate  of the Issuer  stating that all the dispositions  of Collateral  described in clauses (A) or (B) above that occurred  during the preceding six calendar months (or such longer period,  in the case of the first such Officer's  Certificate) were in the ordinary  course of the Issuer's  business and that the proceeds  thereof were applied in accordance  with the Basic Documents.

          Section 10.02     Form of Documents Delivered to Indenture Trustee.

         In any case where  several  matters  are  required  to be  certified  by, or covered by an opinion of, any specified  Person,  it is not  necessary  that all such matters be certified by, or covered by the opinion of, only one such Person,  or that they be so certified or covered by only one document,  but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other  matters,  and any such
Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an Authorized  Officer of the Issuer may be based,  insofar as it relates to legal matters,  upon a certificate or opinion of, or representations by, counsel,  unless such officer knows, or in the exercise of reasonable  care should know, that the  certificate or opinion or  representations  with respect to the matters upon which his  certificate  or opinion is based are erroneous.  Any such  certificate of an Authorized
Officer or Opinion of Counsel  may be based,  insofar  as it  relates to factual  matters,  upon a  certificate  or opinion  of, or  representations  by, an officer or  officers  of either  Seller or the  Issuer,  stating  that the information  with respect to such factual matters is in the possession of either Seller or the Issuer,  unless such counsel  knows,  or in  the  exercise  of  reasonable  care  should  know,  that  the  certificate  or  opinion  or representations with respect to such matters are erroneous.

         Where any Person is  required  to make,  give or execute  two or more  applications,  requests,  consents, certificates,  statements,  opinions  or other  instruments  under  this  Indenture,  they may,  but need  not,  be consolidated and form one instrument.

         Whenever in this  Indenture,  in connection with any application or certificate or report to the Indenture
Trustee,  it is provided  that the Issuer  shall  deliver  any  document  as a  condition  of the  granting of such application,  or as evidence of the Issuer's  compliance  with any term hereof,  it is intended  that the truth and accuracy,  at the time of the granting of such  application or at the effective date of such  certificate or report
(as the case  may be),  of the  facts  and  opinions  stated  in such  document  shall in such  case be  conditions precedent to the right of the Issuer to have such  application  granted or to the  sufficiency of such  certificate or report.  The foregoing  shall not,  however,  be construed to affect the Indenture  Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

          Section 10.03     Acts of Noteholders.

          (a)      Any request, demand,  authorization,  direction,  notice, consent, waiver or other action provided by this
Indenture  to be given or taken by  Noteholders  may be embodied in and  evidenced  by one or more  instruments  of substantially  similar  tenor signed by such  Noteholders  in person or by agents duly  appointed  in writing;  and except as herein  otherwise  expressly  provided  such  action  shall  become  effective  when such  instrument  or instruments are delivered to the Indenture  Trustee,  and, where it is hereby  expressly  required,  to the Issuer.
Such  instrument  or  instruments  (and the action  embodied  therein and evidenced  thereby) are herein  sometimes referred to as the "Act" of the  Noteholders  signing such  instrument  or  instruments.  Proof of execution of any such  instrument or of a writing  appointing  any such agent shall be sufficient  for any purpose of this Indenture and (subject to Section 6.01)  conclusive in favor of the Indenture  Trustee and the Issuer,  if made in the manner provided in this Section 10.03.

          (b)      The fact and date of the  execution by any person of any such  instrument  or writing may be proved in any manner that the Indenture Trustee deems sufficient.

          (c)      The ownership of Notes shall be proved by the Note Register.

          (d)      Any request, demand,  authorization,  direction, notice, consent, waiver or other action by the Noteholder of any Note shall bind the Noteholder of every Note issued upon the  registration  thereof or in exchange  therefor or in lieu thereof,  in respect of anything  done,  omitted or suffered to be done by the Indenture  Trustee or the
Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

          Section 10.04     Notices,  etc.,  to  Indenture  Trustee,  Issuer,  Enhancer  and Rating  Agencies.  Any  request, demand,  authorization,  direction,  notice,  consent,  waiver or Act of Noteholders or other documents provided or permitted by this Indenture  shall be in writing and if such request,  demand,  authorization,  direction,  notice, consent, waiver or Act of Noteholders is to be made upon, given or furnished to or filed with:

          (a)      the Indenture  Trustee by any Noteholder or by the Issuer shall be sufficient for every purpose  hereunder if made,  given,  furnished or filed in writing to or with the  Indenture  Trustee at its  Corporate  Trust Office.
The Indenture Trustee shall promptly transmit any notice received by it from the Noteholders to the Issuer,

          (b)      the Issuer by the Indenture  Trustee or by any Noteholder shall be sufficient for every purpose  hereunder if in writing and mailed  first-class,  postage prepaid to the Issuer addressed to: Wachovia Asset  Securitization,
Inc. 2002-HE1 Trust, in care of the Owner Trustee,  or at any other address previously  furnished in writing to the
Indenture  Trustee  by the  Issuer.  The  Issuer  shall  promptly  transmit  any  notice  received  by it from  the
Noteholders to the Indenture Trustee, or

          (c)      the Enhancer by the Issuer,  the Indenture  Trustee or by any  Noteholders  shall be sufficient  for every purpose hereunder to in writing and mailed,  first-class  postage pre-paid,  or personally  delivered or telecopied to: Ambac Assurance  Corporation,  One State Street Plaza,  New York, New York 10004,  Attention:  Risk Management,
Consumer  Asset-Backed  Services,  telecopier  number (212)  363-1459.  The Enhancer  shall  promptly  transmit any notice  received  by it from the  Issuer,  the  Indenture  Trustee or the  Noteholders  to the Issuer or  Indenture
Trustee, as the case may be.

         Notices  required to be given to the Rating  Agencies by the Issuer,  the  Indenture  Trustee or the Owner
Trustee shall be in writing,  personally  delivered or mailed by certified mail, return receipt  requested,  to (i)
in the case of Moody's, at the following address:  Moody's Investors Service, Inc., ABS Monitoring  Department,  99
Church  Street,  New York,  New York 10007 and (ii) in the case of  Standard & Poor's,  at the  following  address:
Standard & Poor's,  26  Broadway,  15th Floor,  New York,  New York 10004,  Attention:  Asset  Backed  Surveillance
Department;  or, as to each of the  foregoing  Persons,  at such other  address as shall be  designated  by written notice to the other foregoing Persons.

          Section 10.05     Notices to Noteholders;  Waiver.  Where this Indenture  provides for notice to Noteholders of any event,  such notice shall be sufficiently  given (unless  otherwise  herein  expressly  provided) if in writing and mailed,  first-class,  postage  prepaid to each Noteholder  affected by such event, at such Person's  address as it appears on the Note Register,  not later than the latest date,  and not earlier than the earliest date,  prescribed for the giving of such notice.  In any case where notice to  Noteholders  is given by mail,  neither the failure to mail such notice nor any defect in any notice so mailed to any particular  Noteholder  shall affect the sufficiency of such notice with  respect to other  Noteholders,  and any notice  that is mailed in the manner  herein  provided shall  conclusively  be  presumed to have been duly given  regardless  of whether  such notice is in fact  actually received.

         Where this  Indenture  provides  for  notice in any  manner,  such  notice may be waived in writing by any
Person entitled to receive such notice,  either before or after the event,  and such waiver shall be the equivalent of such  notice.  Waivers of notice by  Noteholders  shall be filed with the  Indenture  Trustee,  but such  filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

         In case,  by reason of the  suspension  of regular mail service as a result of a strike,  work stoppage or similar  activity,  it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given  pursuant  to any  provision  of this  Indenture,  then any  manner of giving  such  notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

         Where this  Indenture  provides for notice to the Rating  Agencies,  failure to give such notice shall not affect any other rights or  obligations  created  hereunder,  and shall not under any  circumstance  constitute  an
Event of Default.

          Section 10.06     Alternate  Payment and Notice  Provisions.  Notwithstanding  any  provision of this  Indenture or any of the Notes to the  contrary,  the Issuer may enter into any  agreement  with any  Noteholder  providing for a method of payment,  or notice by the  Indenture  Trustee to such  Noteholder,  that is  different  from the methods provided for in this  Indenture for such payments or notices.  The Issuer shall furnish to the Indenture  Trustee a copy of each such  agreement and the Indenture  Trustee shall cause  payments to be made and notices to be given in accordance with such agreements.

          Section 10.07     Conflict with Trust  Indenture Act. If any provision  hereof limits,  qualifies or conflicts with another  provision  hereof that is required to be included in this  Indenture by any of the provisions of TIA, such required provision shall control.

         The  provisions  of TIA Sections 310 through  317 that impose  duties on any Person  (including  the  provisions automatically  deemed  included herein unless  expressly  excluded by this Indenture) are a part of and govern this
Indenture, whether or not physically contained herein.

          Section 10.08     Effect of Headings.  The Article and  Section headings  herein are for convenience only and shall not affect the construction hereof.

          Section 10.09     Successors  and Assigns.  All  covenants and  agreements  in this  Indenture and the Notes by the
Issuer shall bind its  successors  and  assigns,  whether so expressed  or not.  All  agreements  of the  Indenture
Trustee in this Indenture shall bind its successors, co-trustees and agents.

          Section 10.10     Severability.  In case any  provision in this  Indenture  or in the Notes shall be held  invalid, illegal or unenforceable,  the validity,  legality, and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

          Section 10.11     Benefits of  Indenture.  Nothing in this  Indenture  or in the Notes,  express or implied,  shall give to any  Person,  other than the  parties  hereto and their  successors  hereunder,  and the  Noteholders,  the
Enhancer,  and any other party secured  hereunder,  and any other Person with an ownership  interest in any part of the Trust Estate, any benefit or any legal or equitable right,  remedy or claim under this Indenture.  The Enhancer shall be a third party beneficiary of this Indenture.

Section 10.12     Legal  Holidays.  In any case where the date on which any  payment is due shall not be a Business
Day, then  (notwithstanding  any other provision of the Notes or this  Indenture)  payment need not be made on such date,  but may be made on the next  succeeding  Business  Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

          Section 10.13     GOVERNING  LAW. THIS  INDENTURE  SHALL BE CONSTRUED IN  ACCORDANCE  WITH THE LAWS OF THE STATE OF
NEW YORK,  WITHOUT  REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS,  AND THE OBLIGATIONS,  RIGHTS AND REMEDIES OF THE
PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          Section 10.14     Counterparts.  This  Indenture  may be executed in any number of  counterparts,  each of which so executed shall be deemed to be an original,  but all such  counterparts  shall together  constitute but one and the same instrument.

          Section 10.15     Recording of  Indenture.  If this  Indenture is subject to  recording in any  appropriate  public recording offices,  such recording is to be effected by the Issuer and at its expense  accompanied by an Opinion of
Counsel (which counsel shall be reasonably  acceptable to the Indenture  Trustee) to the effect that such recording is  necessary  either for the  protection  of the  Noteholders  or any other  Person  secured  hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

          Section 10.16     Issuer  Obligation.  No  recourse  may be taken,  directly  or  indirectly,  with  respect to the obligations of the Issuer,  the Owner Trustee or the Indenture  Trustee on the Notes or under this Indenture or any certificate or other writing  delivered in connection  herewith or therewith,  against (i) the Indenture Trustee or the Owner Trustee in its individual  capacity,  (ii) any owner of a beneficial  interest in the Issuer or (iii) any partner,  owner,  beneficiary,  agent, officer,  director,  employee or agent of the Indenture Trustee or the Owner
Trustee in its individual  capacity,  any holder of a beneficial  interest in the Issuer,  the Owner Trustee or the
Indenture  Trustee or of any  successor or assign of the Indenture  Trustee or the Owner Trustee in its  individual capacity,  except as any such Person may have expressly agreed (it being understood that the Indenture  Trustee and the Owner Trustee have no such obligations in their  respective  individual  capacities),  and except that any such partner,  owner or  beneficiary  shall be fully liable,  to the extent  provided by applicable  law, for any unpaid consideration  for stock,  unpaid  capital  contribution  or failure to pay any  installment  or call owing to such entity.  For all  purposes  of this  Indenture,  in the  performance  of any  duties or  obligations  of the Issuer hereunder,  the Owner  Trustee  shall be subject to, and entitled to the benefits of, the terms and  provisions  of
Articles VI, VII and VIII of the Trust Agreement.

          Section 10.17     No Petition.  The Indenture  Trustee,  by entering into this Indenture,  and each Noteholder,  by its  acceptance  of a Note,  hereby  covenant  and  agree  that  they will not at any time  institute  against  the
Depositor  or the Issuer,  or join in any  institution  against  the  Depositor  or the Issuer of, any  bankruptcy, reorganization,  arrangement,  insolvency or liquidation proceedings,  or other proceedings under any United States federal or state  bankruptcy  or  similar  law in  connection  with any  obligations  relating  to the Notes,  this
Indenture or any of the other Basic Documents.

          Section 10.18     Inspection.   The  Issuer  agrees  that,  on  reasonable  prior  notice,   it  shall  permit  any
representative  of the Indenture  Trustee,  during the Issuer's  normal business hours, to examine all the books of account,  records,  reports and other papers of the Issuer,  to make copies and extracts  therefrom,  to cause such books to be audited by Independent  certified public  accountants,  and to discuss the Issuer's  affairs,  finances and accounts with the Issuer's  officers,  employees,  and Independent  certified public  accountants,  all at such reasonable  times and as often as may be  reasonably  requested.  The  Indenture  Trustee shall and shall cause its representatives  to hold in confidence all such information  except to the extent disclosure may be required by law
(and all reasonable  applications  for  confidential  treatment are  unavailing)  and except to the extent that the
Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

         IN WITNESS  WHEREOF,  the Issuer and the Indenture  Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                                     WACHOVIA ASSET SECURITIZATION, INC. 2002-HE1 TRUST, as Issuer

                                                     By:   WILMINGTON TRUST COMPANY, not in
                                                           its individual capacity but solely as Owner Trustee

                                                     By:________________________________________
                                                          Name:
                                                          Title:

                                                     JPMORGAN CHASE BANK, as Indenture Trustee

                                                     By:________________________________________
                                                          Name:
                                                          Title:

JPMORGAN CHASE BANK
hereby accepts the appointment as Paying
Agent pursuant to Section 3.03 hereof
and as Note Registrar pursuant to Section
4.02 hereof.

By:_____________________________________
     Name:
     Title:

Signatures and Seals

STATE OF _______________   )
                           )        ss.:
COUNTY OF _____________    )

         On this ___ day of September,  2002, before me personally  appeared  ____________,  to me known, who being by me duly sworn,  did depose and say, that he/she resides at  _____________,  that he/she is the  ____________  of
Wilmington  Trust Company,  the Owner Trustee,  one of the  corporations  described in and which executed the above instrument;  that he/she  knows the seal of said  corporation;  that the seal  affixed to said  instrument  is such corporate  seal;  that it was so affixed by order of the Board of  Directors of said  corporation;  and that he/she signed his/her name thereto by like order.

_______________________________________________
                      Notary Public

Acknowledgements

                                                     EXHIBIT A

                                                   FORM OF NOTE

UNLESS  THIS NOTE IS  PRESENTED  BY AN  AUTHORIZED  REPRESENTATIVE  OF THE  DEPOSITORY  TRUST  COMPANY,  A NEW YORK
CORPORATION  ("DTC"),  TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE OR PAYMENT,  AND ANY NOTE
ISSUED  IS  REGISTERED  IN THE  NAME  OF  CEDE & CO.  OR IN  SUCH  OTHER  NAME  AS IS  REQUESTED  BY AN  AUTHORIZED
REPRESENTATIVE  OF DTC (AND ANY  PAYMENT  IS MADE TO CEDE & CO.  OR TO SUCH  OTHER  ENTITY  AS IS  REQUESTED  BY AN
AUTHORIZED  REPRESENTATIVE  OF DTC),  ANY TRANSFER,  PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY
PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE  PRINCIPAL  OF THIS  NOTE IS  PAYABLE  IN  INSTALLMENTS  AS SET  FORTH  HEREIN.  ACCORDINGLY,  THE  OUTSTANDING
PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS NOTE DOES NOT  REPRESENT  AN INTEREST IN OR  OBLIGATION  OF THE  SELLER,  THE  DEPOSITOR,  THE  SERVICER,  THE
INDENTURE  TRUSTEE,  THE OWNER TRUSTEE OR ANY OF THEIR RESPECTIVE  AFFILIATES,  EXCEPT AS EXPRESSLY PROVIDED IN THE
INDENTURE OR THE OTHER BASIC DOCUMENTS.

                                WACHOVIA ASSET SECURITIZATION, INC. 2002-HE1 TRUST

                  Wachovia Asset Securitization, Inc. Asset-Backed Note, Series 2002-HE1, Class A

Registered                                                                      Initial Note Balance:
                                                                                $950,000,000

No. 1                                                                           Note Rate:  Variable

                                                                                CUSIP No. 929759 AA 6

         Wachovia Asset  Securitization,  Inc.  2002-HE1,  a statutory  trust duly organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"),  for value received,  hereby promises to pay to
CEDE & CO. or its registered assigns,  the principal sum of nine hundred and fifty million dollars  ($950,000,000), payable on each  Payment Date in an amount equal to the pro rata  portion  allocable  hereto  (based on the Initial
Note Balance  specified above and the Initial Note Balance) of the aggregate  amount, if any, payable from the Note
Payment  Account in respect of principal of the Notes (defined  below)  pursuant to  Section 3.05  of the indenture dated as of  September  27, 2002 (the  "Indenture"),  between the Issuer and  JPMorgan  Chase  Bank,  as  indenture trustee (the "Indenture  Trustee");  provided,  however, that the entire unpaid principal amount of this Note shall be due and payable on the Payment Date in September  2032,  to the extent not  previously  paid on a prior  Payment
Date.  Capitalized  terms used herein that are not otherwise  defined shall have the meanings  ascribed  thereto in
Appendix A to the Indenture.

         Interest  on the  Notes  will be paid  monthly  on each  Payment  Date at the Note  Rate  for the  related
Interest  Period  subject to  limitations  that may result in  Interest  Shortfalls  (as further  described  in the
Indenture).  The Note Rate for each  Interest  Period will be a floating  rate equal to the least of (i) LIBOR plus
0.37% per annum and (ii) the Net WAC Rate.  LIBOR for each  applicable  Interest  Period will be  determined on the second LIBOR Business Day  immediately  preceding (i) the Closing Date in the case of the first Interest Period and
(ii) the first day of each  succeeding  Interest  Period by the  Indenture  Trustee as set forth in the  Indenture.
All  determinations  of LIBOR by the Indenture  Trustee shall,  in the absence of manifest error, be conclusive for all  purposes,  and each holder of this Note,  by accepting  this Note,  agrees to be bound by such  determination.
Interest on this Note will accrue for each  Payment Date from the most recent  Payment  Date on which  interest has been paid (in the case of the first  Payment  Date,  from the Closing  Date) to but  excluding  such Payment  Date.
Interest will be computed on the basis of the actual  number of days in each Interest  Period and a year assumed to consist of 360 days.  Principal of and  interest on this Note shall be paid in the manner  specified on the reverse hereof.

         Principal  of and  interest  on this Note are  payable in such coin or  currency  of the United  States of
America as at the time of payment is legal tender for payment of public and private  debts.  All  payments  made by the Issuer with  respect to this Note shall be applied  first to interest  due and payable on this Note as provided above and then to the unpaid principal of this Note.

         Reference  is made to the further  provisions  of this Note set forth on the reverse  hereof,  which shall have the same effect as though fully set forth on the face of this Note.

         Unless the  certificate  of  authentication  hereon has been executed by the Indenture  Trustee whose name appears below by manual signature,  this Note shall not be entitled to any benefit under the Indenture  referred to on the reverse hereof, or be valid or obligatory for any purpose.

         This Note is one of a duly  authorized  issue of Notes of the Issuer,  designated  as its  Wachovia  Asset
Securitization,  Inc. Asset-Backed Notes, Series 2002-HE1 (the "Notes"),  all issued under the Indenture,  to which
Indenture  and all  indentures  supplemental  thereto  reference is hereby made for a statement  of the  respective rights and  obligations  thereunder  of the  Issuer,  the  Indenture  Trustee  and the  Noteholders.  The Notes are
subject to all terms of the Indenture.

         The Notes are and will be equally and ratably  secured by the collateral  pledged as security  therefor as provided in the Indenture.

         This Note is entitled to the benefits of an irrevocable and  unconditional  financial  guaranty  insurance policy issued by Ambac Assurance Corporation.

         Principal  of and interest on this Note will be payable on each Payment  Date,  commencing  on October 25,
2002, as described in the  Indenture.  "Payment  Date" means the  twenty-fifth  day of each month,  or, if any such date is not a Business Day, then the next succeeding Business Day.

         The entire  unpaid  principal  amount of this Note shall be due and payable in full on the Payment Date in
September  2032  pursuant  to  the  Indenture,  to  the  extent  not  previously  paid  on a  prior  Payment  Date.
Notwithstanding  the foregoing,  if an Event of Default shall have occurred and be  continuing,  then the Indenture
Trustee,  the  Enhancer or the holders of Notes  representing  not less than a majority of the Note  Balance of the
Notes,  with the consent of the  Enhancer,  may declare the Notes to be  immediately  due and payable in the manner provided  in  Section 5.02  of the  Indenture.  All  principal  payments on the Notes shall be made pro rata to the
Noteholders entitled thereto.

         Any  installment  of interest or principal,  if any,  payable on any Note that is punctually  paid or duly provided  for by the  Issuer  on the  applicable  Payment  Date  shall  be paid to the  related  Noteholder  on the preceding  Record  Date,  by wire  transfer  to an  account  specified  in writing  by such  Noteholder  reasonably satisfactory  to the  Indenture  Trustee as of the  preceding  Record  Date or, if no such  instructions  have been delivered  to the  Indenture  Trustee,  by check or money  order to such  Noteholder  mailed  to such  Noteholder's address as it appears in the Note  Register,  the amount  required to be  distributed  to such  Noteholder  on such
Payment Date pursuant to such Noteholder's Notes;  provided,  however,  that the Indenture Trustee shall not pay to such  Noteholder  any amount  required to be withheld from a payment to such  Noteholder by the Code. Any reduction in the principal  amount of this Note (or any one or more  predecessor  Notes) effected by any payments made on any
Payment  Date shall be binding  upon all future  holders of this Note and of any Note issued upon the  registration of transfer  hereof or in exchange  hereof or in lieu hereof,  whether or not noted  hereon.  If funds are expected to be available,  as provided in the Indenture,  for payment in full of the then remaining  unpaid principal amount of this Note on a Payment  Date,  then the  Indenture  Trustee,  in the name of and on behalf of the  Issuer,  will notify the Person who was the  registered  Noteholder  hereof as of the Record Date  preceding such Payment Date by notice mailed or  transmitted  by facsimile  prior to such Payment Date,  and the amount then due and payable shall be payable  only upon  presentation  and  surrender  of this Note at the address  specified in such notice of final payment.

         As provided in the Indenture and subject to certain  limitations  set forth therein,  the transfer of this
Note may be  registered  on the Note  Register  upon  surrender  of this Note for  registration  of transfer at the
Corporate  Trust Office of the Indenture  Trustee,  duly  endorsed by, or  accompanied  by a written  instrument of transfer  in  form  satisfactory  to the  Indenture  Trustee  duly  executed  by,  the  Noteholder  hereof  or such
Noteholder's  attorney  duly  authorized  in writing,  with such  signature  guaranteed  by an "eligible  guarantor
institution"   meeting  the  requirements  of  the  Note  Registrar,   which  requirements  include  membership  or
participation in the Securities  Transfer Agent's Medallion  Program  ("STAMP") or such other "signature  guarantee program" as may be  determined  by the Note  Registrar  in  addition  to, or in  substitution  for,  STAMP,  all in accordance with the Exchange Act, and thereupon one or more new Notes in authorized  denominations  and in the same aggregate  principal amount will be issued to the designated  transferee or transferees.  No service charge will be charged for any  registration  of transfer or exchange of this Note, but the Note Registrar  shall require  payment of a sum  sufficient  to  cover  any tax or  governmental  charge  that  may be  imposed  in  connection  with  any registration of transfer or exchange of this Note.

         Each  Noteholder  or  Beneficial  Owner  of a Note,  by its  acceptance  of a Note,  or,  in the case of a
Beneficial  Owner of a Note, a beneficial  interest in a Note,  covenants and agrees that no recourse may be taken, directly  or  indirectly,  with  respect to the  obligations  of the Issuer,  the Owner  Trustee,  the Seller,  the
Servicer,  the Depositor or the Indenture  Trustee on the Notes or under the Indenture or any  certificate or other writing  delivered  in  connection  therewith,  against  (i) the  Indenture  Trustee  or the Owner  Trustee  in its
individual  capacity,  (ii) any  owner  of a  beneficial  interest  in the  Issuer  or (iii)  any  partner,  owner, beneficiary,  agent, officer,  director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity,  any holder of a beneficial  interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any
successor or assign of the Indenture  Trustee or the Owner Trustee in its individual  capacity,  except as any such
Person may have expressly agreed and except that any such partner,  owner or beneficiary  shall be fully liable, to the extent  provided by applicable  law for any unpaid  consideration  for stock,  unpaid capital  contribution  or failure to pay any installment or call owing to such entity.

         Each  Noteholder  or  Beneficial  Owner  of a Note,  by its  acceptance  of a Note  or,  in the  case of a
Beneficial  Owner of a Note, a beneficial  interest in a Note,  covenants  and agrees by accepting  the benefits of the Indenture that such Noteholder or Beneficial  Owner will not at any time institute  against the Depositor,  the
Seller, the Servicer or the Issuer, or join in any institution  against the Depositor,  the Seller, the Servicer or the Issuer of, any  bankruptcy,  reorganization,  arrangement,  insolvency  or  liquidation  proceedings  under any
United  States  federal or state  bankruptcy  or similar law in  connection  with any  obligations  relating to the
Notes, the Indenture or the other Basic Documents.

         The Issuer has entered into the Indenture and this Note is issued with the  intention  that,  for federal, state and local income,  single business and franchise tax purposes,  the Notes will qualify as indebtedness of the
Issuer.  Each  Noteholder by its acceptance of a Note (and each  Beneficial  Owner of a Note by its acceptance of a beneficial  interest in a Note),  agrees to treat the Notes for federal,  state and local income,  single  business and franchise tax purposes as indebtedness of the Issuer.

         Prior to the due  presentment  for  registration  of transfer  of this Note,  the  Issuer,  the  Indenture
Trustee  and any agent of the Issuer or the  Indenture  Trustee may treat the Person in the name of which this Note is registered  (as of the day of  determination  or as of such other date as may be specified in the  Indenture) as the owner  hereof for all  purposes,  whether or not this Note be overdue,  and none of the Issuer,  the  Indenture
Trustee or any such agent shall be affected by notice to the contrary.

         The  Indenture  permits,  with  certain  exceptions  therein  provided,  the  amendment  thereof  and  the modification  of the  rights  and  obligations  of the  Issuer  and the  Indenture  Trustee  and the  rights of the
Noteholders  under the  Indenture  at any time by the  Issuer and the  Indenture  Trustee  with the  consent of the
Enhancer and the holders of Notes  representing  a majority of the Note Balance of the Notes then  Outstanding  and with prior notice to the Rating Agencies.  The Indenture also contains  provisions  permitting the holders of Notes representing  specified  percentages of the Note Balance, on behalf of the Noteholders,  to waive compliance by the
Issuer  with  certain  provisions  of the  Indenture  and  certain  past  defaults  under the  Indenture  and their consequences.  Any such consent or waiver by the  Noteholder  of this Note (or any one of more  predecessor  Notes)
shall be  conclusive  and binding  upon such  Noteholder  and upon all future  holders of this Note and of any Note issued upon the  registration  of transfer  hereof or in exchange  hereof or in lieu hereof whether or not notation of such  consent  or waiver is made upon this Note.  The  Indenture  also  permits  the  Issuer  and the  Indenture
Trustee  to amend or waive  certain  terms and  conditions  set  forth in the  Indenture  without  the  consent  of
Noteholders but with prior notice to the Rating Agencies and the Enhancer.

         The term "Issuer" as used in this Note includes any successor or the Issuer under the Indenture.

         The Issuer is permitted by the Indenture,  under certain circumstances,  to merge or consolidate,  subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.

         The Notes are issuable only in registered form in denominations  as provided in the Indenture,  subject to certain limitations therein set forth.

         This Note and the  Indenture  shall be  construed  in  accordance  with the laws of the State of New York, without  reference to its  conflicts of law  provisions,  and the  obligations,  rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

         No reference  herein to the  Indenture  and no provision of this Note or of the  Indenture  shall alter or impair the obligation of the Issuer,  which is absolute and unconditional,  to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

         Anything  herein to the contrary  notwithstanding,  except as expressly  provided in the Basic  Documents, none of Wilmington Trust Company in its individual capacity,  JPMorgan Chase Bank in its individual  capacity,  any owner  of a  beneficial  interest  in the  Issuer,  or any of their  respective  partners,  beneficiaries,  agents, officers,  directors,  employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Note or the  performance  of, or the failure to perform,  any of the covenants,  obligations  or  indemnifications  contained in the  Indenture.  The Noteholder of this Note, by its acceptance  hereof,  agrees that,  except as expressly  provided in the Basic  Documents,  in the case of an Event of Default under the Indenture,  such Noteholder  shall have no claim against any of the foregoing for any deficiency,  loss or claim therefrom;  provided,  however,  that nothing contained herein shall be taken to prevent recourse to, and enforcement  against,  the assets of the Issuer for any and all  liabilities,  obligations and undertakings contained in the Indenture or in this Note.

         The Servicer  shall have the right to purchase  from the Issuer all of the Mortgage  Loans and related REO
Property  if the Note  Balance  of the Notes as of any  Payment  Date is less than 10% of the Note  Balance  of the
Notes as of the Closing  Date,  (provided  that a draw on the Policy  would not occur as a result of such  purchase and provided  further that the purchase price will provide  sufficient  funds to pay the  outstanding  Note Balance and accrued and unpaid  interest on the Notes to the Payment  Date on which such amounts are to be  distributed  to the  Securityholders),  at a price equal to 100% of the aggregate  unpaid  Principal  Balance of all such remaining
Mortgage Loans,  plus accrued and unpaid interest  thereon at the weighted  average of the Loan Rates thereon up to the date  preceding the Payment Date on which such amounts are to be  distributed  to the  Securityholders  (and in the case of REO  Property,  the fair  market  value of the REO  Property),  plus any  amounts  due and owing to the
Enhancer under the Insurance  Agreement  related to the Mortgage  Loans or the Notes (and any unpaid  Servicing Fee relating to the Mortgage  Loans shall be deemed to have been paid at such time),  plus any Interest  Shortfall  and interest owed thereon to the Noteholders.

         IN WITNESS WHEREOF,  the Owner Trustee,  on behalf of the Issuer and not in its individual  capacity,  has caused this  Note to be duly executed.

                                                     WACHOVIA ASSET SECURITIZATION, INC. 2002-HE1 TRUST

                                                     By:    WILMINGTON   TRUST  COMPANY,   not  in  its  individual
                                                            capacity but solely as Owner Trustee

Dated:  September 27, 2002

                                                     By:  _______________________________________________
                                                                       Authorized Signatory

                                           CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Indenture.

                                                     JPMORGAN CHASE BANK,
                                                     not in its individual capacity but solely as
                                                     Indenture Trustee

Dated: September 27, 2002

                                                     By__________________________________________________
                                                                       Authorized Signatory

                                                    ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee: _______________

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto

 (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints

___________________________,  attorney,  to transfer  said Note on the books kept for  registration  thereof,  with full power of substitution in the premises.

Dated:                                                                                                      */
                                                     Signature Guaranteed:

                                                                                                               */

___________________________________
*        NOTICE:  The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Term Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                                                                                         APPENDIX A

                                                    DEFINITIONS

         Addition  Notice:  With respect to (i) the transfer of Subsequent  Mortgage  Loans to the Purchaser by the
Seller as provided in Section 2.2 of the Purchase  Agreement,  or (ii) the transfer of Subsequent Mortgage Loans to the Issuer by the Depositor as provided in Section 3.05 of the Trust Agreement,  as the context requires,  a notice given by the Seller or Depositor,  as  applicable,  in the manner  provided by the terms of the Purchase  Agreement
(in  substantially  the form set forth in Exhibit 3 to such agreement) or the Trust Agreement (in substantially the form set forth in Exhibit I to such agreement), as applicable.

         Additional  Balance:  With respect to any  Mortgage  Loan,  any future Draw made by the related  Mortgagor pursuant to the related Loan Agreement after the Cut-Off Date or Subsequent  Cut-Off Date,  together with all money due or to become due in  respect  of such Draw;  provided,  however,  that any Draw  during the Rapid  Amortization
Period shall be an Excluded Amount, shall not be acquired by the Trust and shall not be an Additional Balance.

         Additional  Balance Increase  Amount:  Shall mean (a) the excess,  if any, of (i) the aggregate  principal amount of Additional  Balances  conveyed to the Trust Estate,  over (ii)  Principal  Collections  and Excess Spread applied to purchase  those  Additional  Balances from the Funding  Account  and/or the Custodial  Account minus (b)
amounts  paid on previous  Payment  Dates to the holders of the  Certificates  pursuant to  Section 3.19(c)  of the
Servicing  Agreement and  Section 3.05(a)(vi)  of the Indenture  with respect to any  Additional  Balance  Increase
Amount.

         Administration  Agreement:  The  Administration  Agreement  dated  as of  the  Closing  Date  between  the
Administrator and the Issuer.

         Affiliate:  With  respect to any Person,  any other  Person  controlling,  controlled  by or under  common control  with such Person.  For purposes of this  definition,  "control"  means the power to direct the  management and policies of a Person,  directly or indirectly,  whether through ownership of voting securities,  by contract or otherwise and "controlling" and "controlled" shall have meanings correlative to the foregoing.

         Amortization Periods:  Collectively, the Managed Amortization Period and the Rapid Amortization Period.

         Appraised  Value:  With  respect to any  Mortgage  Loan,  the  appraised  value of the  related  Mortgaged
Property  determined in the appraisal used in the  origination of that Mortgage Loan,  which may have been obtained at an earlier time,  but in no event more than twelve months from  origination;  provided that if the Mortgage Loan was originated  simultaneously with a senior lien on the related Mortgaged  Property,  the Appraised Value shall be the lesser of the  appraised  value at the  origination  of the  senior  lien and the sales  price for the  related
Mortgaged Property.

         Assignment of Mortgage:  With respect to any  Mortgage,  an  assignment,  notice of transfer or equivalent instrument,  in recordable  form,  sufficient  under the laws of the  jurisdiction  in which the related  Mortgaged
Property  is  located  to reflect  the  conveyance  of such  Mortgage,  which  assignment,  notice of  transfer  or equivalent  instrument  may be in the  form  of one or more  blanket  assignments  covering  Mortgages  secured  by
Mortgaged Properties located in the same jurisdiction.

         Authorized  Newspaper:  A newspaper of general  circulation  in the Borough of Manhattan,  The City of New
York,  printed in the English language and customarily  published on each Business Day, whether or not published on
Saturdays, Sundays or holidays.

         Authorized  Officer:  With respect to the Issuer,  any officer of the Owner  Trustee who is  authorized to act for the Owner  Trustee  in matters  relating  to the Issuer  and who is  identified  on the list of  Authorized
Officers  delivered  by the  Owner  Trustee  to the  Indenture  Trustee  on the  Closing  Date (as such list may be modified or supplemented from time to time thereafter).

         Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

         Basic Documents:  The Trust Agreement,  the Indenture,  the Purchase Agreement,  the Insurance  Agreement,
the Policy,  the Servicing  Agreement,  any Subsequent  Transfer Agreement and the other documents and certificates delivered in connection with any of the above.

         Beneficial  Owner:  With  respect  to any Note,  the Person  who is the  beneficial  owner of such Note as reflected on the books of the Depository or on the books of a Person  maintaining  an account with such  Depository
(directly as a Depository  Participant  or indirectly  through a Depository  Participant,  in  accordance  with the rules of such Depository).

         Billing  Cycle:  With respect to any Mortgage Loan and Due Date,  the calendar  month  preceding  such Due
Date.

         Book-Entry  Notes:  Beneficial  interests  in the Notes,  ownership  and  transfers of which shall be made through book entries by the Depository as described in Section 4.06 of the Indenture.

         Business  Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which  banking  institutions in the States of New York,  North Carolina,  Delaware or the State in which the Corporate Trust Office are required or authorized by law to be closed.

         Capitalized  Interest  Account:  The account  established  and maintained  pursuant to Section 3.20 of the
Servicing Agreement.

         Capitalized  Interest  Requirement:  With respect to each Payment Date during the  Pre-Funding  Period and on the Payment Date immediately after the end of the Pre-Funding  Period,  the excess, if any of (i) the sum of (A)
the amount of interest  accrued at the Note Rate or Rates on the Note  Balance for the related  Interest  Period on the amount on deposit in the Pre-Funding  Account as of the close of business on the preceding  Payment Date (or as of the Closing  Date,  in the case of the first  Payment  Date) and (B) the amount of any fees paid to the Enhancer for the Policy,  over (ii) the amount of  reinvestment  earnings  since the preceding  Payment Date (or the Closing
Date, in the case of the first Payment Date) in the Pre-Funding Account.

         Certificate  Distribution  Amount:  For  any  Payment  Date,  the  amount,  if any,  distributable  on the
Certificates for such Payment Date pursuant to Sections  3.05(a)(vi) and (xiii) of the Indenture,  Sections 3.04(a)
and (l) of the Servicing Agreement and Sections 5.01(a) and 8.01(c) of the Trust Agreement.

         Certificate of Trust:  The  Certificate of Trust filed for the Trust  pursuant to  Section 3810(a)  of the
Statutory Trust Statute.

         Certificate  Paying Agent:  The  Indenture  Trustee,  as further  described in  Section 3.14  of the Trust
Agreement.

         Certificate  Percentage  Interest:  With respect to any Payment Date and any  Certificate,  the Percentage
Interest for such Certificate.

         Certificate  Register:  The register  maintained  by the  Certificate  Registrar in which the  Certificate
Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates.

         Certificate Registrar:  Initially, the Indenture Trustee, in its capacity as Certificate Registrar.

         Certificateholder:  The Person in whose name a  Certificate  is  registered  in the  Certificate  Register except that, any Certificate  registered in the name of the Issuer,  the Owner Trustee or the Indenture  Trustee or
any  Affiliate  of the Owner  Trustee  or the  Indenture  Trustee  shall be deemed  not to be  outstanding  and the registered  holder  will not be  considered  a  Certificateholder  for  purposes  of giving  any  request,  demand, authorization,  direction, notice, consent or waiver under the Indenture or the Trust Agreement;  provided that, in determining  whether  the  Indenture  Trustee or the Owner  Trustee  shall be  protected  in relying  upon any such request,  demand,  authorization,  direction,  notice,  consent or waiver,  only  Certificates  that the  Indenture
Trustee or the Owner Trustee knows to be so owned shall be so disregarded.  Owners of  Certificates  that have been pledged in good faith may be regarded as  Certificateholders  if the pledgee establishes to the satisfaction of the
Indenture  Trustee or the Owner  Trustee,  as the case may be, the  pledgee's  right so to act with respect to such
Certificates  and that the pledgee is not the Issuer,  any other obligor upon the  Certificates or any Affiliate of the Owner Trustee or the Indenture Trustee.

         Certificates:  The Certificates issued pursuant to the Trust Agreement.

         Closing Date:  September 27, 2002.

         Code:  The  Internal  Revenue  Code of  1986,  as  amended,  and the  rules  and  regulations  promulgated thereunder.

         Collateral:  The meaning specified in the Granting Clause of the Indenture.

         Collection  Period:  With respect to any Mortgage Loan and Payment Date, the calendar month  preceding any such Payment Date.

         Collection Policy:  The meaning specified in Section 3.01(b) of the Servicing Agreement.

         Collections:  With respect to any Collection  Period, all Interest  Collections and Principal  Collections
during such Collection Period.

         Combined  Loan-to-Value  Ratio or CLTV:  With respect to each  Mortgage  Loan,  the ratio,  expressed as a percentage,  of (a) the sum of (i) the  Credit  Limit  thereof  and  (ii) any  outstanding  principal  balance,  at origination of such Mortgage Loan, of all other mortgage loans, if any,  secured by senior or subordinate  liens on the related Mortgaged Property, over (b) the Appraised Value of that Mortgage Loan.

         Commission:  The Securities and Exchange Commission.

         Condemnation  Proceeds:  All awards or settlements in respect of a Mortgaged  Property,  whether permanent or temporary,  partial or entire,  by exercise of the power of eminent domain or  condemnation,  in any case to the extent not  applied to the  restoration  or repair of such  Mortgaged  Property  or  required  to be  released to a
Mortgagor in accordance with the terms of the related Loan Agreement, the Collection Policy or applicable law.

         Corporate  Trust  Office:  With  respect to the  Indenture  Trustee,  Certificate  Registrar,  Certificate
Paying Agent and Paying Agent,  the principal  corporate  trust office of the Indenture  Trustee and Note Registrar at which at any particular  time its corporate  trust business shall be  administered,  which office at the date of the execution of this  instrument is located at (i) for Note and  Certificate  transfer  purposes:  JPMorgan  Chase
Bank, 450 West 33rd Street,  14th Floor, New York, New York 10001-2697,  Attention:  Institutional  Trust Services;
Wachovia Asset  Securitization,  Inc.  2002-HE1 Trust. With respect to the Owner Trustee,  the principal  corporate trust  office  of the  Owner  Trustee  at which  at any  particular  time its  corporate  trust  business  shall be administered,  which  office at the date of the  execution  of this Trust  Agreement  is  located at Rodney  Square
North, 1100 North Market Street, Wilmington, Delaware 19890, Attention: Corporate Trust Administration.

         Credit  Limit:  With respect to any Mortgage  Loan,  the maximum  Principal  Balance  permitted  under the terms of the related Loan Agreement.

         Custodial  Account:  The  account  or  accounts  created  and  maintained  by  the  Servicer  pursuant  to
Section 3.03(b)  of the Servicing  Agreement,  in which the Servicer shall deposit or cause to be deposited certain amounts in respect of the Mortgage Loans.

         Cut-Off Date:  The opening of business on September 1, 2002.

         Cut-Off Date Principal  Balance:  With respect to any Initial  Mortgage Loan or Subsequent  Mortgage Loan,
the unpaid principal  balance thereof as of the close of business on the last day of the Billing Cycle  immediately prior to the Cut-Off Date or Subsequent Cut-Off Date, as the case may be.

         Default:  Any  occurrence  which is or with  notice or the lapse of time or both would  become an Event of
Default.

         Deficiency  Amount:  With respect to any Payment  Date,  the sum of (a) the amount by which the  aggregate amount of accrued  interest on the Notes  (excluding  any Relief Act  Shortfalls for such Payment Date) at the Note
Rate on such  Payment  Date  exceeds  the amount on deposit in the Note  Payment  Account  available  for  interest distributions  on the Notes on such  Payment Date and (b)(i) with respect to any Payment Date that is not the Final
Payment Date,  any  Liquidation  Loss Amount for that Payment  Date, to the extent that,  after taking into account all amounts  available  under the  Indenture to reduce the Note  Balance,  the Note Balance would exceed the sum of the Pool  Balance  and the amount on deposit in the  Funding  Account,  in each case as of the close of business on the last day of the related  Collection  Period or (ii) on the Final Payment Date, the aggregate  outstanding  Note
Balance to the extent  otherwise  not paid on such date from  amounts  available  under the  Indenture  to pay such amount.

         Definitive Notes:  Any definitive, fully registered Note, as described in Section 4.08 of the Indenture.

         Deleted Loan:  A Mortgage Loan replaced or to be replaced with an Eligible Substitute Loan.

         Depositor:  Wachovia  Asset  Securitization,  Inc.,  a North  Carolina  corporation,  or its  successor in interest.

         Depository:  The  Depository  Trust  Company or a successor  appointed by the  Indenture  Trustee with the approval  of the Issuer.  Any  successor  to the  Depository  shall be an  organization  registered  as a "clearing agency" pursuant to Section 17A of the Exchange Act and the regulations of the Commission thereunder.

         Depository  Participant:  A  Person  for  whom,  from  time to time,  the  Depository  effects  book-entry transfers and pledges of securities deposited with the Depository.
         Determination  Date:  With  respect to any Payment  Date,  the 18th day of the month in which such Payment
Date occurs or if such day is not a Business Day, the next succeeding Business Day.

         Distribution  Account:  The account or accounts  created and  maintained by the  Certificate  Paying Agent pursuant to  Section 3.14(c)  of the Trust Agreement.  The Certificate  Paying Agent will make all distributions on the Certificates from money on deposit in the Distribution Account.

         Draw:  With respect to any Mortgage  Loan,  a borrowing  by the related  Mortgagor  under the related Loan
Agreement.

         Due Date:  With respect to each Mortgage  Loan,  the date on which monthly  payments on such Mortgage Loan are due.

         Eligible  Account:  An account that is either (a) a segregated  account  (including a securities  account)
with an  Eligible  Institution  or (b) a  segregated  trust  account  with  the  corporate  trust  department  of a depository  institution  organized  under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic  branch of a foreign bank),  having  corporate trust powers and acting as trustee for funds  deposited in such account,  so long as any of the securities of such  depository  institution shall have a credit  rating  from each of Standard & Poor's and  Moody's in one of its  generic  rating  categories which signifies investment grade.

         Eligible  Institution:  An  institution  that is either a  depository  institution,  which may include the
Indenture  Trustee or the Owner  Trustee,  organized  under the laws of the United  States of America or any one of the States  thereof or the  District of  Columbia,  the  deposits in which are insured by the FDIC and which at all times has a short-term unsecured debt rating of at least A-1+ by Standard & Poor's and P-1 by Moody's.

         Eligible  Substitute  Loan: A Mortgage Loan  substituted by the Seller for a Deleted Loan,  which must, on the date of such substitution,  as confirmed in an Officers'  Certificate  delivered to the Indenture Trustee,  (i)
comply with each  representation  and warranty set forth in  Section 3.1(b) of the Purchase  Agreement,  other than clause (xxii),  as of the date of  substitution;  (ii) have a Loan Rate and Gross Margin no lower than and not more than 1% per annum higher than the Loan Rate and Gross Margin,  respectively,  of the Deleted Loan as of the date of substitution;  (iii) have  a CLTV at the time of  substitution  no  higher  than  that of the  Deleted  Loan at the
Cut-Off Date or Subsequent  Cut-Off Date, as applicable;  (iv) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Loan and (vi) not be 30 days or more delinquent.

         Enhancer:  Ambac Assurance  Corporation,  any successor  thereto or any replacement  Enhancer  substituted pursuant to the Indenture.

         Enhancer  Default:  Any failure by the Enhancer to make a payment  required under the Policy in accordance with its terms.

         ERISA:  The Employee Retirement Income Security Act of 1974, as amended.

         Event of Default:  With respect to the  Indenture,  any one of the following  events  (whatever the reason for such Event of Default and whether it shall be  voluntary or  involuntary  or be effected by operation of law or pursuant to any judgment,  decree or order of any court or any order,  rule or regulation of any  administrative or governmental body):

      (a) a default in the payment of the  principal  of, any  installment  of the  principal  of or interest on any Note when the same becomes due and payable, and such default shall continue for a period of five days;

      (b) there  occurs a default in the  observance  or  performance  in any  material  respect of any covenant or agreement  of the Issuer  made in the  Indenture,  or any  representation  or  warranty  of the Issuer  made in the
Indenture  or in any  certificate  delivered  pursuant  hereto  or in  connection  herewith  proving  to have  been incorrect  in any  material  respect as of the time when the same shall have been made that has a material  adverse effect on the  Noteholders or the Enhancer,  and such default shall continue or not be cured,  or the  circumstance or condition in respect of which such  representation  or warranty was incorrect  shall not have been eliminated or otherwise  cured,  for a period of 30 days after there shall have been given,  by registered or certified  mail, to the Issuer by the Indenture  Trustee or to the Issuer and the Indenture  Trustee by the Enhancer or the Noteholders
of at least  25% of the Note  Balance  of the  Notes,  a  written  notice  specifying  such  default  or  incorrect representation  or warranty  and  requiring  it to be remedied  and stating that such notice is a notice of default hereunder;

     (c) there  occurs the filing of a decree or order for relief by a court  having  jurisdiction  in the premises in respect of the Issuer or any  substantial  part of the Trust Estate in an involuntary  case under any applicable federal or state  bankruptcy,  insolvency  or other  similar  law now or  hereafter  in  effect,  or  appointing  a receiver,  liquidator,  assignee,  servicer,  trustee,  sequestrator  or similar  official of the Issuer or for any substantial part of the Trust Estate, or ordering the winding-up or liquidation of the Issuer's  affairs,  and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

     (d) there occurs the  commencement  by the Issuer of a voluntary  case under any  applicable  federal or state bankruptcy,  insolvency or other similar law now or hereafter in effect,  or the consent by the Issuer to the entry of an order for relief in an involuntary  case under any such law, or the consent by the Issuer to the  appointment or taking possession by a receiver,  liquidator,  assignee, servicer, trustee,  sequestrator or similar official of the  Issuer or for any  substantial  part of the  assets of the Trust  Estate,  or the  making by the Issuer of any general  assignment for the benefit of creditors,  or the failure by the Issuer  generally to pay its debts as such debts become due, or the taking of any action by the Issuer in furtherance of any of the foregoing.

         Exchange  Act:  The  Securities  Exchange  Act  of  1934,  as  amended,  and  the  rules  and  regulations promulgated thereunder.

         Excess  Spread:  With respect to any Payment  Date and without  taking into account any Draw on the Policy for such Payment  Date,  the excess,  if any, of (i)  Interest  Collections  (exclusive  of the pro rata portion of interest  attributable  to Additional  Balances  represented by any  Additional  Balance  Increase  Amount) for the
related  Collection  Period with respect to Mortgage  Loans over (ii) the sum of (x) the premium for the Policy for such  Payment  Date,  and (y) the amounts paid on such Payment  Date to the  Noteholders  of the Notes  pursuant to
Section 3.05(a)(ii) of the Indenture.

         Excess Spread  Percentage:  As to any Payment Date,  the product of (x) (i) the sum of the Excess  Spread, less  Liquidation  Loss  Amounts for the related  Collection  Period,  divided by (ii) the  Pool  Balance as of the beginning of the related Collection Period and (y) 12, expressed as a percentage.

         Excluded  Amount:  For any  Payment  Date  during  the Rapid  Amortization  Period,  all Draws  made by an obligor under any Mortgage Loan during the Rapid Amortization  Period,  which shall not be transferred to the Trust
Estate,  and the  portion  of the  Principal  Collections  and  Interest  Collections  for each  Collection  Period allocated  to such  Excluded  Amount as  provided in  Section 2.4  of the  Purchase  Agreement  provided,  that the
Excluded  Amount with respect to any  Liquidation  Loss Amount,  shall be the pro rata portion of such  Liquidation
Loss Amount on the Mortgage Loans during the related  Collection  Period  attributable  to additional  balances not conveyed to the Trust.

         Expenses:  The meaning specified in Section 7.02 of the Trust Agreement.

         Fannie Mae:  Fannie Mae, formerly the Federal National Mortgage Association, or any successor thereto.

         FDIC:  The Federal Deposit Insurance Corporation or any successor thereto.

         FICO: A consumer  credit  scoring  methodology  developed by Fair,  Isaac Company as applied by the Seller to rank potential borrowers based on the likelihood that they would pay their credit obligations.

         Final Payment Date:  The Payment Date occurring in September 2032.

         Fiscal Year:  The fiscal year of the Trust, which shall end on December 31 of each year.

         Foreclosure  Profit:  With respect to a Liquidated  Mortgage  Loan,  the amount,  if any, by which (i) the aggregate  of  Liquidation  Proceeds  net of  Liquidation  Expenses  exceeds  (ii) the  Principal  Balance  of such
Liquidated  Mortgage  Loan (plus  accrued and unpaid  interest  thereon at the  applicable  Loan Rate from the date interest  was last paid through the date of receipt of the final  Liquidation  Proceeds)  immediately  prior to the final recovery of the related Liquidation Proceeds.

         Freddie Mac:  Freddie Mac, formerly the Federal Home Loan Mortgage Corporation, or any successor thereto.

         Funding  Account:  The account  established  and  maintained  pursuant to  Section 3.19  of the  Servicing
Agreement.

         GAAP: Generally accepted accounting principles.

         Grant: Pledge, bargain, sell, warrant,  alienate,  remise, release, convey, assign, transfer,  create, and grant a lien upon and a security  interest  in and right of  set-off  against,  deposit,  set over and  confirm.  A
Grant of any item of Collateral  or of any other  property  shall include all rights,  powers and options (but none of the  obligations) of the granting party  thereunder,  including the immediate and continuing right to claim for, collect,  receive and give receipt for  principal  and interest  payments in respect of such item of  Collateral or other  agreement or  instrument  and all other moneys  payable  thereunder,  to give and receive  notices and other communications,  to make waivers or other agreements,  to exercise all rights and options,  to bring proceedings in the name of the granting  party or otherwise,  and generally to do and receive  anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

         Gross  Margin:  With  respect to any  Mortgage  Loan,  the  percentage  set forth as the "Margin" for such
Mortgage Loan on the Mortgage Loan Schedule.

         Indemnified Party:  The meaning specified in Section 7.02 of the Trust Agreement.

         Indenture:  The Indenture dated as of the Closing Date between the Issuer and the Indenture Trustee.

         Indenture  Trustee:  JPMorgan Chase Bank, a New York banking  corporation,  and its successors and assigns or any successor indenture trustee appointed pursuant to the terms of the Indenture.

         Independent:  When used with respect to any specified  Person,  such Person (i) is in fact  independent of the Issuer,  any other  obligor on the Notes,  the Seller,  the Depositor and any Affiliate of any of the foregoing
Persons,  (ii) does not have any direct  financial  interest or any  material  indirect  financial  interest in the
Issuer,  any such other  obligor,  the Seller,  the Depositor or any Affiliate of any of the foregoing  Persons and
(iii) is not connected with the Issuer,  any such other obligor,  the Seller, the Depositor or any Affiliate of any of the foregoing Persons as an officer,  employee,  promoter,  underwriter,  trustee,  partner,  director or person performing similar functions.

         Independent  Certificate:  A  certificate  or opinion to be delivered to the  Indenture  Trustee under the circumstances  described in, and otherwise  complying  with, the applicable  requirements of  Section 10.01  of the
Indenture,  made by an  Independent  appraiser  or other  expert  appointed  by an Issuer Order and approved by the
Indenture  Trustee in the exercise of reasonable care, and such opinion or certificate  shall state that the signer has read the definition of  "Independent"  in this Indenture and that the signer is Independent  within the meaning thereof.

         Initial Certificate Balance: $0.

         Initial Note Balance:  $950,000,000.

         Initial  Mortgage  Loans:  The  adjustable  rate home  equity  revolving  lines of credit  (i) sold by the
Seller to the Purchaser  pursuant to  Section 2.1  of the Purchaser  Agreement or (ii) sold by the Depositor to the
Issuer pursuant to Section 3.01 of the Trust  Agreement,  as context  requires,  which are listed on the applicable
Mortgage Loan Schedule on the Closing Date.

         Initial  Transferred  Property:  All of the  Seller's  right,  title and  interest,  whether  now owned or existing or hereafter  created,  arising,  or acquired,  in, to and under the following:  (i) the Initial  Mortgage
Loans  (including  the Cut-Off  Date  Principal  Balances  of such  Initial  Mortgage  Loans now  existing  and all
Additional  Balances  arising  thereunder  after the  Cut-Off  Date  through  and  including  the date  immediately preceding the commencement of the Rapid Amortization  Period),  all interest accruing thereon, all monies due or to become due  thereon,  and all  collections  in respect  thereof  received on or after the Cut-Off  Date (other than interest  thereon in respect of any period  prior to the  Cut-Off  Date);  provided,  however,  that any  Principal
Balance  represented by a Draw made during the Rapid  Amortization  Period and interest thereon and money due or to become due in respect  thereof will not be or deemed to be  transferred  to the  Purchaser,  and the Seller in such event shall retain  ownership of each  Principal  Balance  represented  by each such Draw and interest  thereon and money due or to become  due in respect  thereof;  (ii) the  interest  of the Seller in any  insurance  policies  in respect of the Initial  Mortgage  Loans;  (iii) the interest of the Seller in the Mortgages and the Loan Agreements
related to each Initial Mortgage Loan and the other Related Documents and (iv) all proceeds of the foregoing.

         Insolvency Event:  With respect to a specified  Person,  (a) the filing of a decree or order for relief by a court having  jurisdiction in the premises in respect of such Person or any  substantial  part of its property in an involuntary  case under any applicable  bankruptcy,  insolvency or other similar law now or hereafter in effect, or appointing a receiver,  liquidator,  assignee,  custodian,  trustee,  sequestrator or similar  official for such
Person or for any  substantial  part of its property,  or ordering the  winding-up or  liquidation of such Person's affairs,  and such decree or order shall remain unstayed and in effect for a period of 60 consecutive  days; or (b)
the  commencement by such Person of a voluntary case under any applicable  bankruptcy,  insolvency or other similar law now or  hereafter  in  effect,  or the  consent  by such  Person  to the  entry of an order  for  relief  in an involuntary  case under any such law, or the consent by such Person to the  appointment of or taking  possession by a receiver,  liquidator,  assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial  part of its  property,  or the making by such  Person of any  general  assignment  for the  benefit of creditors,  or the failure by such Person  generally to pay its debts as such debts become due or the  admission by such Person in writing (as to which the  Indenture  Trustee  shall have  notice) of its  inability to pay its debts generally,  or the  adoption by the Board of  Directors  or managing  member of such Person of a  resolution  which authorizes action by such Person in furtherance of any of the foregoing.

         Insurance  Agreement:  The  Insurance  and Indemnity  Agreement  dated as of the Closing  Date,  among the
Servicer, the Seller, the Depositor,  the Issuer, the Indenture Trustee and the Enhancer,  including any amendments and supplements thereto.

         Insurance  Proceeds:  Proceeds  paid by any insurer  (other than the  Enhancer)  pursuant to any insurance policy covering a Mortgage Loan which are required to be remitted to the Servicer,  or amounts  required to be paid by the Servicer  pursuant to the next to last  sentence of  Section 3.05  of the  Servicing  Agreement,  net of any
component  thereof (i) covering any expenses  incurred by or on behalf of the Servicer in connection with obtaining such  proceeds,  (ii) that is  applied  to the  restoration  or repair of the  related  Mortgaged  Property,  (iii)
released to the related  Mortgagor in accordance with the Servicer's  normal servicing  procedures or (iv) required to be paid to any holder of a mortgage senior to such Mortgage Loan.

         Interest  Collections:  With  respect to any  Payment  Date,  the sum of all  payments  by or on behalf of
Mortgagors and any other amounts  constituting  interest  (including  without  limitation such portion of Insurance
Proceeds,  Net Liquidation Proceeds,  Repurchase Prices and any payment by the Servicer pursuant to Section 8.10 of the Servicing  Agreement as is allocable to interest on the  applicable  Mortgage  Loan, but excluding the Excluded
Amount) as is paid by the Seller or the Servicer  (including  any optional  servicing  advance) or is collected and applied by the Servicer under the Mortgage  Loans,  exclusive of the pro rata portion  thereof  attributable to any
Excluded  Amounts,  and reduced by the Servicing Fee for the related  Collection  Period and by any fees (including annual  fees) or late  charges or similar  administrative  fees paid by  Mortgagors  during the related  Collection
Period plus any amounts in respect of investment earnings on amounts on deposit in the Pre-Funding Account or Funding
Account pursuant to the Servicing Agreement.  The terms of the related Loan  Agreement  shall  determine  the portion of each payment in respect of such Mortgage Loan that constitutes principal or interest.

         Interest  Coverage  Amount:  The amount to be paid from  proceeds  received from the sale of the Notes for deposit into the  Capitalized  Interest  Account  pursuant to  Section 3.20(a)  of the  Servicing  Agreement on the
Closing  Date,  which  amount  initially  shall be  $319,231,  and  thereafter,  shall be the  amount  computed  in accordance with Section 3.20(c) of the Servicing Agreement.

         Interest  Period:  With respect to the Notes and any Payment Date (other than the first Payment Date), the period  beginning on the preceding  Payment Date and ending on the day preceding such Payment Date, and in the case of the first  Payment  Date,  the period  beginning on the Closing Date and ending on the day  preceding  the first
Payment Date.

         Interest Rate  Adjustment  Date:  With respect to each Mortgage  Loan, the date or dates on which the Loan
Rate is adjusted in accordance with the related Loan Agreement.

         Interest  Shortfall:  With respect to any Payment Date on which the Net WAC Rate cap  determines  the Note
Rate,  the excess of (a) the amount of interest  that would have accrued on the Notes  during the related  Interest
Period  had such  amount not been  determined  pursuant  to the  definition  "Net WAC Rate"  over (b) the  interest actually accrued on the Notes during such Interest Period at the Note Rate.

         Interest  Shortfalls are not included as interest  payments on the Notes for any Payment Date, such amount shall  accrue  interest  at the  related  Note  Rate (as  adjusted  from  time to time) and shall be paid on future
Payment Dates only to the extent funds are available therefor as set forth in Section 3.05(a) of the Indenture.

         Issuer or Trust:  Wachovia Asset  Securitization,  Inc. 2002-HE1 Trust, a Delaware statutory trust, or its successor in interest.

         Issuer Order or Issuer  Request:  A written  order or request  signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

         LIBOR: As to any Interest Period,  (a) for any Interest Period other than the first Interest  Period,  the rate for United  States  dollar  deposits for one month that  appears on the Telerate  Screen Page 3750 as of 11:00
a.m.,  London,  England  time, on the second LIBOR  Business Day prior to the first day of that Interest  Period or
(b) with  respect to the first  Interest  Period,  the rate for United  States  dollar  deposits for one month that appears on the Telerate Screen Page 3750 as of 11:00 a.m.,  London,  England time, two LIBOR Business Days prior to the  Closing  Date.  If such rate does not  appear on such  page (or other  page as may  replace  that page on that service,  or if such service is no longer offered,  such other service for displaying  LIBOR or comparable rates as may be reasonably  selected by the Indenture Trustee after  consultation  with the Servicer),  the rate will be the
Reference  Bank Rate.  If no Reference  Bank Rate is  available,  LIBOR will be LIBOR  applicable  to the preceding
Payment Date.

         LIBOR  Business  Day:  Any day  other  than  (i) a  Saturday  or a Sunday  or (ii) a day on which  banking institutions in the city of London, England are required or authorized by law to be closed.

         Lien:  Any  mortgage,  deed  of  trust,  pledge,  conveyance,  hypothecation,  assignment,  participation, deposit  arrangement,  encumbrance,  lien  (statutory or other),  preference,  priority  right or interest or other security agreement or preferential  arrangement of any kind or nature whatsoever,  including,  without  limitation, any  conditional  sale or other title  retention  agreement,  any  financing  lease having  substantially  the same economic  effect as any of the foregoing and the filing of any  financing  statement  under the UCC (other than any such financing  statement filed for informational  purposes only) or comparable law of any jurisdiction to evidence any of the foregoing;  provided,  however,  that any assignment pursuant to Section 6.02 of the Servicing Agreement shall not be deemed to constitute a Lien.

         Liquidated  Mortgage  Loan:  With respect to any Payment  Date,  any Mortgage Loan in respect of which the
Servicer has determined,  in accordance with the servicing procedures  specified in the Servicing Agreement,  as of the end of the related  Collection Period that  substantially all Liquidation  Proceeds which it reasonably expects to recover, if any, with respect to the disposition of the related REO Property have been recovered.

         Liquidation  Expenses:  All  out-of-pocket  expenses  (exclusive of overhead)  incurred by or on behalf of the  Servicer in  connection  with the  liquidation  of any Mortgage  Loan and not  recovered  under any  insurance policy,  including legal fees and expenses,  any  unreimbursed  amount  expended  (including,  without  limitation, amounts  advanced  to correct  defaults  on any  mortgage  loan which is senior to such  Mortgage  Loan and amounts advanced  to keep  current  or pay off a  mortgage  loan that is  senior to such  Mortgage  Loan)  respecting  such
Mortgage  Loan and any  related  and  unreimbursed  expenditures  for real estate  property  taxes or for  property restoration, preservation or insurance against casualty loss or damage.

         Liquidation  Loss  Amount:  With  respect  to any  Payment  Date  and any  Mortgage  Loan  that  became  a
Liquidated  Mortgage Loan (excluding the Excluded  Amount) during the related  Collection  Period,  the unrecovered portion of the Principal  Balance of such Mortgage Loan and any unpaid accrued  interest thereon at the end of such
Collection  Period,  after giving effect to the Net  Liquidation  Proceeds  applied in reduction of such  Principal
Balance.

         Liquidation  Proceeds:  Proceeds  (including  Insurance Proceeds but not including amounts drawn under the
Policy) if any received in connection  with the  liquidation of any Mortgage Loan or related REO Property,  whether through trustee's sale, foreclosure sale or otherwise.

         Loan  Agreement:  With respect to each Mortgage  Loan,  the credit line  agreement,  pursuant to which the related  Mortgagor  agrees to pay the  indebtedness  evidenced  thereby  and  secured by the  related  Mortgage  as modified or amended.

         Loan Rate:  With  respect to any  Mortgage  Loan and any day,  the per annum rate of  interest  applicable under the related Loan Agreement.

         Lost Note  Affidavit:  With respect to any Mortgage Loan as to which the original Loan  Agreement has been permanently lost or destroyed and has not been replaced,  an affidavit from the related Seller  certifying that the original  Loan  Agreement  has  been  lost,  misplaced  or  destroyed  (together  with a copy of the  related  Loan
Agreement, if available).

         Managed  Amortization  Event:  The  occurrence  of any  date  prior  to the  commencement  of the  Managed
Amortization Period on which the amount on deposit in the Funding Account equals or exceeds $57,000,000.

         Managed  Amortization  Period:  The period  beginning on the first  Payment Date  following the end of the related  Revolving  Period and ending on the earlier of (i) December 31, 2007 and  (ii) the  occurrence  of a Rapid
Amortization Event.

         Maximum Loan Rate:  With respect to each  Mortgage  Loan,  the maximum loan rate thereon  specified in the related Loan Agreement.

         Minimum  Monthly  Payment:  With respect to any Mortgage Loan and any month,  the minimum amount  required to be paid by the related Mortgagor in such month.

         Moody's:  Moody's Investors Service, Inc., or its successor in interest.

         Mortgage:  The mortgage,  deed of trust or other  instrument  creating a first or second lien on an estate in fee simple interest in real property securing a Mortgage Loan.

         Mortgage  File:  With respect to each Mortgage  Loan,  the documents  specified in  Section 2.1(d)  of the
Purchase  Agreement and any documents  required to be added to such documents  pursuant to the Purchase  Agreement, the Trust Agreement or the Servicing Agreement.

         Mortgage  Loans:  At any time,  all  Initial  Mortgage  Loans and  Subsequent  Mortgage  Loans,  including
Additional  Balances,  if any,  that  have been sold to the  Purchaser  or the  Issuer,  as the  context  requires, together with all monies due or become due  thereunder  or the Related  Documents,  and that remain  subject to the terms thereof.

         Mortgage Loan Schedule:  In connection with (a) the Purchase  Agreement,  the initial  schedule of Initial
Mortgage Loans as of the Cut-Off Date set forth in Exhibit 1 of the Purchase  Agreement,  and as of each Subsequent
Cut-Off Date, the related  schedule of Subsequent  Mortgage Loans,  which schedule sets forth the loan number,  the lien position of the related Mortgage,  the Cut-Off Date Principal  Balance,  the Credit Limit and Gross Margin, as
amended  or  supplemented  from time to time in  accordance  with the  Purchase  Agreement,  and (b) the  Servicing
Agreement,  the initial  schedule of Initial  Mortgage  Loans as of the Cut-Off  Date set forth in Exhibit A of the
Servicing  Agreement,  and as of each Subsequent  Cut-Off Date, the related schedule of Subsequent  Mortgage Loans, which schedule sets forth the loan number,  the lien position of the related  Mortgage,  the Cut-Off Date Principal
Balance,  the Credit Limit and Gross Margin,  as amended or  supplemented  from time to time in accordance with the
Servicing Agreement.

         Mortgaged Property:  The underlying property,  including real property and improvements thereon,  securing a Mortgage Loan.

         Mortgagor:  The obligor or obligors under a Loan Agreement.

         Net  Liquidation  Proceeds:  With respect to any  Liquidated  Mortgage Loan,  Liquidation  Proceeds net of
Liquidation  Expenses minus the pro rata portion of such amount that is  attributable  to any Excluded  Amount (but not  including the portion,  if any, of such amount that exceeds the Principal  Balance of, plus accrued and unpaid interest on, such Mortgage Loan at the end of the Collection  Period  immediately  preceding the Collection  Period in which such Mortgage Loan became a Liquidated Mortgage Loan).

         Net Loan Rate:  With  respect to any Payment Date and any Mortgage  Loan,  the Loan Rate of that  Mortgage
Loan as of the first day of the calendar month in which the related  Interest  Period begins,  net of the Servicing
Fee Rate,  adjusted to an  effective  rate  reflecting  the methods by which  interest is  calculated  on the Notes during such Interest Period.

         Net  Principal  Collections:  With  respect  to any  Payment  Date,  the  excess,  if  any,  of  Principal
Collections  for such Payment Date over the aggregate  amount of  Additional  Balances  created  during the related
Collection Period, conveyed to the Issuer.

         Net WAC Rate:  With respect to any Payment  Date,  (i) a per annum rate equal to the  weighted  average of the Net Loan Rates of the  Mortgage  Loans as of the first day of the related  Collection  Period,  and weighted on the  basis of the  respective  Principal  Balances  of such  Mortgage  Loans  as of the  first  day of the  related
Collection  Period,  minus (ii) the premium rate on the Policy multiplied by a fraction,  the numerator of which is the Note  Balance as of the first day of the related  Collection  Period and the  denominator  of which is the Pool
Balance as of the first day of the related Collection Period.

         Nonrecoverable  P&I  Advance:  Any P&I  Advance  previously  made or  proposed  to be made in respect of a
Mortgage  Loan that,  in the judgment (in  accordance  with the  Collection  Policy) of the  Servicer,  will not be ultimately  recoverable,  together with any accrued and unpaid interest thereon, from late Collections or any other recovery on or in respect of such Mortgage Loan.

         Note  Balance:  With  respect to any Payment  Date the Initial  Note  Balance  reduced by all  payments of principal on the Notes prior to such  Payment Date or reduction  thereof by  application  of the  Liquidation  Loss
Amounts.

         Noteholder:  The Person in whose name a Note is registered  in the Note  Register,  except that,  any Note registered  in the name of the  Depositor,  the Issuer or the  Indenture  Trustee or any  Affiliate  of any of them shall be deemed not to be outstanding  and the  registered  holder will not be considered a Noteholder for purposes of giving any request,  demand,  authorization,  direction,  notice,  consent or waiver under the  Indenture or the
Trust Agreement;  provided,  that in determining  whether the Indenture  Trustee shall be protected in relying upon any such  request,  demand,  authorization,  direction,  notice,  consent or waiver,  only Notes that the Indenture
Trustee  or the  Owner  Trustee  knows to be so owned  shall be so  disregarded.  Owners  of Notes  that  have been pledged in good faith may be regarded as Noteholders if the pledgee  thereof  establishes  to the  satisfaction  of the  Indenture  Trustee or the Owner  Trustee  such  pledgee's  right so to act with respect to such Notes and that such pledgee is not the Issuer, any other obligor on the Notes or any Affiliate of any of the foregoing Persons.

         Note Owner or Owner:  The Beneficial Owner of a Note.

         Note Payment  Account:  The account  established by the Indenture  Trustee pursuant to Section 8.02 of the
Indenture  and  Section 5.01  of the Servicing  Agreement.  Amounts  deposited in the Note Payment  Account will be distributed by the Paying Agent in accordance with Section 3.05(b) of the Indenture.

         Note Rate:  A floating  rate equal to the lesser of (i) LIBOR plus 0.37% per annum,  and  (ii) the Net WAC
Rate.

         Note Register:  The register  maintained by the Note  Registrar in which the Note Registrar  shall provide for the registration of Notes and of transfers and exchanges of Notes.

         Note Registrar:  The Indenture Trustee, in its capacity as Note Registrar.

         Notes:  The  Class A  Wachovia  Asset  Securitization,   Inc.  Asset-Backed  Notes,  Series 2002-HE1,   in
substantially the form set forth in Exhibit A to the Indenture.

         Officer's  Certificate:  With respect to the Servicer,  a certificate  signed by the  President,  Managing
Director,  a Director,  a Vice  President  or an Assistant  Vice  President,  of the Servicer and  delivered to the
Indenture  Trustee.  With respect to the Issuer,  a  certificate  signed by any  Authorized  Officer of the Issuer, under the circumstances  described in, and otherwise  complying with, the applicable  requirements of Section 10.01 of the  Indenture,  and  delivered to the  Indenture  Trustee.  Unless  otherwise  specified,  any reference in the
Indenture to an  Officer's  Certificate  shall be to an  Officer's  Certificate  of any  Authorized  Officer of the
Issuer.

         Opinion of Counsel:  A written  opinion of counsel of a law firm  reasonably  acceptable  to the recipient thereof.  Any  Opinion of Counsel  for the  Servicer  may be  provided  by  in-house  counsel  for the  Servicer if reasonably acceptable.

         Original  Pre-Funded  Amount:  The amount  deposited from the proceeds of the sale of the Securities  into the Pre-Funding Account on the Closing Date, which amount is $79,917,338.

         Outstanding:  With  respect  to  the  Notes,  as of the  date  of  determination,  all  Notes  theretofore executed, authenticated and delivered under this Indenture except:

                  (i)      Notes  theretofore  cancelled  by the  Note  Registrar  or  delivered  to the  Indenture
         Trustee for cancellation; and

                  (ii)     Notes  in  exchange   for  or  in  lieu  of  which  other  Notes  have  been   executed,
         authenticated and delivered  pursuant to the Indenture unless proof  satisfactory to the Indenture Trustee is presented that any such Notes are held by a holder in due course;

provided,  however,  that for  purposes  of  effectuating  the  Enhancer's  right of  subrogation  as set  forth in
Section 4.12  of the Indenture  only,  all Notes that have been paid with funds  provided under the Policy shall be deemed to be Outstanding until the Enhancer has been reimbursed with respect thereto.

         Overcollateralization  Amount:  With respect to any Payment Date, the amount,  if any, by which the sum of
(a) the Pool Balance and (b) the Funding  Account,  in each case as of the close of business on the last day of the related Collection Period, exceeds the Note Balance.

         Overcollateralization  Target  Amount:  As to each Payment Date (a) prior to the Stepdown  Date, an amount equal to the sum of (i) 1.50% of the Note Balance as of the Closing Date and (ii) 100% of the  aggregate  Principal
Balances  of all  Mortgage  Loans  that are 180  days or more  contractually  delinquent  as of the last day of the related Collection Period, and (b) on or after the Stepdown Date,  provided that the Stepdown  Delinquency Test and the  Stepdown  Cumulative  Loss  Test have each been  met,  an amount  equal to 3.00% of the Pool  Balance  on such
Payment Date (exclusive of the pro rata portion thereof relating to any Excluded Amount or the Additional Balances represented by Additional Balance Increase Amount), provided,  however, that in no event shall the  Overcollateralization
Target Amount be less than the greater of (x) 0.50% of the Note  Balance as of the Closing Date and (y) the sum of
the three  largest  outstanding Mortgage Loans (by Principal Balance as of such Payment Date).

         Owner Trust:  Wachovia Asset  Securitization,  Inc.  2002-HE1  Trust,  created by the Certificate of Trust pursuant to the Trust Agreement.

         Owner  Trustee:  Wilmington  Trust Company,  not in its  individual  capacity but solely as owner trustee, and its  successors  and  assigns or any  successor  Owner  Trustee  appointed  pursuant  to the terms of the Trust
Agreement.

         Ownership  Interest:  As to any  Certificate,  any  ownership  or security  interest in such  Certificate, including  any  interest in such  Certificate  as the  Certificateholder  thereof and any other  interest  therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

         P&I Advance:  The meaning specified in Section 3.21 of the Servicing Agreement.

         Paying Agent:  Any paying agent or co-paying  agent  appointed  pursuant to Section 3.03 of the Indenture, which initially shall be the Indenture Trustee.

         Payment  Date:  The 25th day of each month,  or if such day is not a Business  Day, then the next Business
Day.

         Percentage  Interest:  With respect to any Note and Payment Date, the percentage  obtained by dividing the
Note  Balance  of such Note by the Note  Balance  of all Notes  prior to such  Payment  Date.  With  respect to any
Certificate and any Payment Date, the Percentage Interest stated on the face of such Certificate.

         Permitted Investments:  One or more of the following:

         (i)      obligations  of or  guaranteed as to principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

         (ii)     repurchase  agreements on  obligations  specified in clause (i) above  maturing not more than one month from the date of acquisition thereof;  provided,  that the unsecured short-term debt obligations of the party agreeing to repurchase  such  obligations are at the time rated by each Rating Agency in at least its third highest short-term rating category available;

         (iii)    federal funds,  certificates of deposit,  demand deposits, time deposits and bankers' acceptances
(which  shall each have an original  maturity  of not more than 90 days and,  in the case of bankers'  acceptances, shall in no event have an original  maturity  of more than 365 days or a  remaining  maturity of more than 30 days)
denominated in United States dollars of any U.S.  depository  institution or trust company  incorporated  under the laws of the United States or any state thereof or of any domestic  branch of a foreign  depository  institution  or trust company;  provided,  that the short-term debt  obligations of such  depository  institution or trust company, other than JPMorgan Chase Bank,  (or, if the only Rating Agency is Standard & Poor's,  in the case of the principal
depository   institution  in  a  depository  institution  holding  company,  debt  obligations  of  the  depository institution  holding  company) at the date of  acquisition  thereof  have been rated by each  Rating  Agency in its highest short-term rating category  available;  and provided further,  that if the only Rating Agency is Standard &
Poor's and if the  depository  or trust company is a principal  subsidiary  of a bank holding  company and the debt obligations of such subsidiary are not separately  rated,  the applicable  rating shall be that of the bank holding company;  and provided  further,  that if the only Rating Agency is Standard & Poor's and the original  maturity of such short-term debt  obligations of a domestic branch of a foreign  depository  institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+;

         (iv)     commercial  paper  (having  original  maturities  of not more than 365  days) of any  corporation incorporated  under the laws of the United States or any state thereof  which on the date of  acquisition  has been rated by each Rating Agency in its highest  short-term rating category  available;  provided,  that such commercial paper shall have a remaining maturity of not more than 30 days;

         (v)      a money market fund or a qualified  investment fund (including without limitation,  any such fund for which the  Indenture  Trustee or an Affiliate of the Indenture  Trustee acts as an advisor or a manager)  rated by each Rating Agency in one of its two highest long-term rating categories available; and

         (vi)     other  obligations  or  securities  that are  acceptable  to each  Rating  Agency as a  Permitted
Investment  hereunder and will not cause a Rating Event, and which are acceptable to the Enhancer,  as evidenced in writing;  provided,  however,  in no event shall such other  obligation  or security be rated less than "AA/A-1" or
"Aa3/P-1" by S&P or Moody's, respectively;

provided,  however,  that no instrument shall be a Permitted  Investment if it represents,  either (1) the right to receive only interest  payments  with respect to the  underlying  debt  instrument or (2) the right to receive both principal  and interest  payments  derived from  obligations  underlying  such  instrument  and the  principal  and interest  payments with respect to such  instrument  provide a yield to maturity  greater than 120% of the yield to maturity  at par of such  underlying  obligations.  References  herein to the  highest  long-term  rating  category available  debt shall mean AAA in the case of  Standard & Poor's  and Aaa in the case of  Moody's,  and  references herein to the highest  short-term  rating  category  available shall mean A-1+ in the case of Standard & Poor's and
P-1 in the case of Moody's.

         Person:  Any  legal  individual,  corporation,   partnership,  joint  venture,  association,   joint-stock
company,  limited liability company,  trust,  unincorporated  organization or government or any agency or political subdivision thereof.

         Plan:  Any  employee  benefit  plan  or  certain  other  retirement  plans  and  arrangements,   including
individual  retirement  accounts and  annuities,  Keogh plans and bank  collective  investment  funds and insurance company general or separate accounts in which such plans,  accounts or arrangements are invested,  that are subject to ERISA or Section 4975 of the Code.

         Plan Assets: The meaning specified in Section 2510.3-101 of the Department of Labor Regulations.

         Policy: The certificate  guaranty  insurance policy #AB0600BE,  and any endorsement  thereto,  dated as of the Closing Date, issued by the Enhancer.

         Pool  Balance:  With respect to any date,  the  aggregate  Principal  Balance of all Mortgage  Loans as of such date and (during the Pre-Funding Period) the Pre-Funded Amount.

         Pre-Funded  Amount:  With respect to any date of determination  during the Pre-Funding  Period, the amount on deposit in the Pre-Funding Account.

         Pre-Funding  Account:  The account  established  and maintained  pursuant to Section 3.18 of the Servicing
Agreement.

         Pre-Funding  Period:  The period  commencing  on the Closing  Date until the  earliest of (i) the  date on which the amount on deposit in the Pre-Funding  Account is less than $50,000,  (ii) December  26, 2002 or (iii) the occurrence of a Rapid Amortization Event.

         Predecessor  Note:  With respect to any Note,  every previous Note evidencing all or a portion of the same debt as that  evidenced  by such  Note;  and,  for the  purpose  of this  definition,  any Note  authenticated  and delivered  under  Section 4.03  of the  Indenture in lieu of a mutilated,  lost,  destroyed or stolen Note shall be deemed to evidence the same debt as such mutilated, lost, destroyed or stolen Note.

         Prime:  The prime rate as published in the Eastern  Edition of The Wall Street  Journal on the 25th day of
the prior calendar  month.  If more than one prime rate is published on the 25th day of the prior  calendar  month,
"Prime"  shall equal the highest  prime rate  published  on such date.  If the prime rate is not  published  on the
25th day of the prior calendar  month,  "Prime" shall equal the prime rate published on the last business day prior to such 25th day.

         Principal  Balance:  With respect to any Mortgage Loan,  other than a Liquidated  Mortgage Loan, and as of any day, the related Cut-Off Date Principal Balance,  plus (i) any Additional  Balances in respect of such Mortgage
Loan conveyed to the Trust, minus (ii) all  collections  credited as principal in respect of any such Mortgage Loan in  accordance  with the related Loan  Agreement  (except any such  collections  that are allocable to any Excluded
Amount) and applied in reduction of the Principal  Balance thereof.  For purposes of this definition,  a Liquidated
Mortgage Loan shall be deemed to have a Principal  Balance equal to the Principal  Balance of the related  Mortgage
Loan immediately  prior to the final recovery of  substantially  all related  Liquidation  Proceeds and a Principal
Balance of zero thereafter.

         Principal Collections:  With respect to any Payment Date, the aggregate of the following amounts:

         (i)      the  total  amount  of  payments  made by or on behalf of the  related  Mortgagor,  received  and applied as payments of principal on such Mortgage  Loan during the related  Collection  Period,  as reported by the
Servicer or the related Subservicer;

         (ii)     any Net  Liquidation  Proceeds  allocable as a recovery of principal  received in connection with such Mortgage Loan during the related Collection Period;

         (iii)    if such Mortgage Loan was  repurchased by the Seller  pursuant to the Purchase  Agreement  during the related  Collection  Period,  100% of the Principal  Balance thereof as of the date of such purchase and if any
Eligible Substitute Loan is substituted for a Deleted Loan, the Substitution Adjustment Amount; and

         (iv)     any other  amounts  received  as  payments  on or  proceeds  of such  Mortgage  Loan  during  the
Collection Period, to the extent applied in reduction of the Principal Balance thereof;

provided,  that  Principal  Collections  shall be reduced  by any  amounts  withdrawn  from the  Custodial  Account pursuant to clauses (c) and (f) of  Section 3.04 of the Servicing  Agreement,  and shall not include any portion of such amounts  attributable  to any Excluded  Amount in respect of any Mortgage Loan that are allocable to principal of such Mortgage Loan and not otherwise excluded from the amounts specified in (i) through (iv) above.

         Principal  Distribution  Amount:  For any Payment Date (i) during the  Revolving  Period,  the amount,  if any,  transferred  from the Pre-Funding  Account to the Note Payment  Account  pursuant to  Section 3.18(b)  of the
Servicing  Agreement,  and the amount,  if any,  transferred  from the Funding  Account to the Note Payment  Amount pursuant to  Section 3.19(c)(ii)  of the Servicing  Agreement,  (ii) during the Managed  Amortization  Period,  Net
Principal  Collections  for  the  Mortgage  Loans,  less  amounts  paid to  Certificateholders  in  respect  of the
Additional  Balance Increase Amount for that Payment Date,  (iii) during the Rapid Amortization  Period,  Principal
Collections  for the Mortgage  Loans;  provided,  that on any Payment  Date during the  Amortization  Periods,  the
Principal  Distribution  Amount  for such  Payment  Date  shall  include,  from the  Excess  Spread,  to the extent
available  or,  to  the  extent  not  available,   from  a  draw  on  the  Policy  (but  only  to  the  extent  the
Overcollateralization  Amount is zero), an amount equal to the aggregate of the Liquidation  Loss Amounts,  if any, for such Payment Date and (iv) the Outstanding Note Balance on the Final Payment Date.

         Proceeding:  Any suit in equity, action at law or other judicial or administrative proceeding.

         Prospectus Supplement:  The prospectus supplement dated September 25, 2002, relating to the Notes.

         Purchase  Agreement:  The Mortgage  Loan  Purchase  Agreement  dated as of the Closing  Date,  between the
Seller and the Purchaser.

         Purchase Price:  The amounts specified in Section 2.3(a) of the Purchase Agreement.

         Purchaser:  Wachovia  Asset  Securitization,  Inc.,  as purchaser  under the Purchase  Agreement,  and its successors and assigns.

         Rapid Amortization Event:  Any one of the following events:

     (a) the  failure on the part of the Seller (i) to make any  payment or deposit  required  to be made under the
Purchase  Agreement  within three  Business  Days after the date such payment or deposit is required to be made; or
(ii) to observe or perform in any material  respect any other  covenants or  agreements  of the Seller set forth in the Purchase  Agreement,  which failure continues  unremedied for a period of 60 days after written notice and such failure materially and adversely affects the interests of the Securityholders or the Enhancer;  provided,  however, that a Rapid  Amortization  Event shall not be deemed to have  occurred if Seller has  repurchased  or caused to be repurchased  or  substituted  for the affected  Mortgage  Loan during such period (or within an  additional 60 days with the consent of the  Indenture  Trustee and the  Enhancer) in  accordance  with the  provisions of the Purchase
Agreement;

     (b) if any  representation  or  warranty  made by the  Seller in the  Purchase  Agreement  proves to have been incorrect in any  material  respect  when made and which  continues  to be incorrect in any material  respect for a period of 90 days  after  written  notice  and as a result of which the  interests  of the  Securityholders  or the
Enhancer are materially and adversely  affected;  provided,  however,  that a Rapid Amortization Event shall not be deemed to have occurred if the Seller has  repurchased or caused to be repurchased or substituted  for the affected
Mortgage Loan during such period (or within an  additional  60 days with the consent of the  Indenture  Trustee and the Enhancer) in accordance with the provisions of the Trust Agreement;

     (c) the entry  against the Seller of a decree or order by a court or agency or  supervisory  authority  having jurisdiction  under  Title 11 of the  United  States  Code or any other  applicable  federal  or state  bankruptcy, insolvency  or other  similar  law,  or if a  receiver,  assignee  or  trustee  in  bankruptcy  or  reorganization, liquidator,  sequestrator  or similar  official shall have been appointed for or taken  possession of the Depositor or its  property,  and the  continuance  of any such  decree or order  unstayed  and in  effect  for a period of 60 consecutive days;

     (d) the Seller shall  voluntarily  submit to Proceedings under Title 11 of the United States Code or any other applicable  federal or state  bankruptcy,  insolvency or other similar law relating to the Seller or of or relating to all or  substantially  all of its property;  or the Seller shall admit in writing its inability to pay its debts generally as they become due, file a petition to take  advantage of any  applicable  insolvency  or  reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

     (e) the Issuer shall become  subject to regulation  by the  Commission  as an  investment  company  within the meaning of the Investment Company Act of 1940, as amended;

     (f) a  Servicing  Default  shall  occur  and be  unremedied  under the  Servicing  Agreement  and a  qualified successor Servicer shall not have been appointed;

     (g) the occurrence of a draw on the Policy;

     (h)  the Issuer (or a portion  thereof) is determined to be a taxable  mortgage  pool or an  association  (or a publicly-traded partnership) taxable as a corporation or a taxable mortgage pool for federal income tax purposes;

     (i) an event of default  under the  Insurance  Agreement  (except for a default by the  Enhancer,  unless such
Enhancer cannot be replaced without additional expense); or

     (j) an Event of Default has occurred and continues beyond the expiration of the applicable cure period.

     (k) In the case of any event  described in (a), (b), (f), or (i), a Rapid  Amortization  Event shall be deemed to have  occurred  only if, after any  applicable  grace period  described in such  clauses,  any of the  Indenture
Trustee,  the Enhancer or, with the consent of the Enhancer,  Securityholders  evidencing  not less than 51% of the aggregate  Securities Balance,  by written notice to the Seller, the Servicer,  the Depositor and the Owner Trustee
(and  to the  Indenture  Trustee,  if  given  by  the  Enhancer  or  the  Securityholders),  declare  that a  Rapid
Amortization  Event has  occurred  as of the date of such  notice.  In the case of any event  described  in clauses
(c), (d), (e), (g), (h) or (j), a Rapid  Amortization  Event shall be deemed to have occurred without any notice or other  action on the part of the  Indenture  Trustee,  the  Securityholders  or the Enhancer  immediately  upon the occurrence of such event;  provided,  that any Rapid  Amortization Event may be waived and deemed of no effect with the written consent of the Enhancer and each Rating Agency,  subject to the  satisfaction of any conditions to such waiver.

         Rapid  Amortization  Period:  The period  beginning on the earlier of (i) the first Payment Date following the end of the Managed  Amortization  Period and (ii) the occurrence of a Rapid Amortization Event, and ending upon the termination of the Issuer.

         Rating Agency:  Each of Moody's,  Standard & Poor's or, if any such organization or a successor thereto is no longer in existence,  such nationally  recognized  statistical rating organization,  or other comparable Person, designated  by the  Depositor,  notice of which  designation  shall be given to the Indenture  Trustee.  References herein to the highest  short term  unsecured  rating  category of a Rating  Agency shall mean A-1+ or better in the case of Standard & Poor's and P-1 or better in the case of  Moody's;  and in the case of any other  Rating  Agency, shall mean such  equivalent  ratings.  References  herein to the  highest  long-term  rating  category  of a Rating
Agency  shall mean "AAA" in the case of Standard & Poor's and "Aaa" in the case of Moody's;  and in the case of any other Rating Agency, shall mean such equivalent rating.

         Rating Event: The  qualification,  reduction or withdrawal by a Rating Agency of its  then-current  rating of the Notes.

         Record  Date:  With  respect  to the Notes  and any  Payment  Date,  unless  Notes  are no longer  held in book-entry  form, the close business on the Business Day  immediately  preceding such Payment Date and if the Notes are no longer held in book-entry  form,  the close of business on the last Business Day of the month  preceding the month of such Payment Date.

         Recovery  Fee:  A  customary  fee  calculated  based  on  additional  recovery  amounts  charged  for  the collection of such additional  recovery  amounts on any Mortgage Loan after the date that such Mortgage Loan became a Liquidated Mortgage Loan.

         Reference  Bank Rate:  With respect to any Interest  Period,  as follows:  the  arithmetic  mean  (rounded upwards,  if necessary,  to the nearest one sixteenth of one percent) of the offered rates for United States dollar deposits for one month which are offered by the  Reference  Banks as of 11:00 a.m.,  London,  England  time, on the second LIBOR  Business Day prior to the first day of such  Interest  Period to prime banks in the London  interbank market in amounts  approximately equal to the sum of the outstanding Note Balance of the Notes;  provided,  that at least two Reference  Banks provide such rate.  If fewer than two such rates are provided,  the Reference  Bank Rate will be the  arithmetic  mean of the rates  quoted by one or more  major  banks in New York City,  selected  by the
Indenture Trustee after  consultation with the Servicer and the Enhancer,  as of 11:00 a.m., New York time, on such date for loans in U.S. Dollars to leading European banks for a period of one month in amounts  approximately  equal to the Note  Balance  of the  Notes.  If no  quotations  can be  obtained,  the  Reference  Bank  Rate  will be the
Reference Bank Rate applicable to the preceding Interest Period.

         Reference  Banks:  Shall mean at least three major banks in the London  interbank  market  selected by the
Indenture Trustee after consultation with the Servicer.

         Related Documents:  With respect to each Mortgage Loan, the documents contained in the Mortgage File.

         Relief Act  Shortfalls:  With respect to any Payment  Date,  for any  Mortgage  Loan as to which there has been a reduction in the amount of interest  collectible  thereon for the related  Collection  Period as a result of the  application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended,  the shortfall,  if any, equal to (i) one month's  interest on the Principal  Balance of such Mortgage Loan at the applicable Loan Rate, over (ii)
the interest collectible on such Mortgage Loan during such Collection Period.

         REO Proceeds:  Proceeds  (net of any directly  related  expenses  incurred by or on behalf of the Servicer for the proper  operation,  management and  maintenance of the related REO Property and of any reserves  reasonably required  from time to time to be  maintained to satisfy  anticipated  liabilities)  received in respect of all REO
Properties  (including,  without  limitation,  proceeds from the rental of the related Mortgaged Property) that are received prior to the final liquidation of such Mortgaged Property.

         REO  Property:  A Mortgaged  Property that is acquired by the Trust in  foreclosure  or by deed in lieu of foreclosure.

         Representative:  Wachovia Securities, Inc., as representative of the Underwriters.

         Repurchase  Event:  With  respect to any Mortgage  Loan,  either (i) a discovery  that,  as of the Closing
Date with  respect  to an  Initial  Mortgage  Loan or the  related  Subsequent  Transfer  Date with  respect to any
Subsequent  Mortgage  Loan, the related  Mortgage was not a valid lien on the related  Mortgaged  Property  subject only to (A) the lien of any prior mortgage  indicated on the Mortgage Loan Schedule,  (B) the lien of real property taxes  and  assessments  not yet due and  payable,  (C) covenants,  conditions,  and  restrictions,  rights of way, easements  and other  matters  of  public  record  as of the date of  recording  of such  Mortgage  and such  other permissible  title  exceptions  as are  customarily  accepted for similar loans and (D) other matters to which like
properties  are  commonly  subject  that  do  not  materially   adversely  affect  the  value,  use,  enjoyment  or
marketability  of the related  Mortgaged  Property or (ii) with  respect to any  Mortgage  Loan as to which  either
Seller delivers an affidavit  certifying that the original Loan Agreement has been lost or destroyed,  a subsequent default on such Mortgage Loan if the  enforcement  thereof or of the related  Mortgage is materially  and adversely affected by the absence of such original Loan Agreement.

         Repurchase  Price:  With respect to any Mortgage Loan required to be  repurchased  on any date pursuant to the Purchase  Agreement,  purchased by the Depositor  pursuant to the Trust  Agreement or purchased by the Servicer pursuant to the  Servicing  Agreement,  an amount  equal to the sum of (i) 100% of the  Principal  Balance  thereof
(without  reduction  for any  amounts  charged  off) and (ii)  unpaid  accrued  interest  at the Loan Rate (or with respect to the last day of the month in the month of  repurchase,  the Loan Rate will be the Loan Rate in effect as of the second to last day in such month) on the  outstanding  Principal  Balance thereof from the Due Date to which interest was last paid by the related Mortgagor to the first day of the month following the month of purchase.

         Required  Insurance  Policy:  With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under the Servicing Agreement or the related  Subservicing  Agreement in respect of such Mortgage Loan.

         Responsible  Officer:  With respect to the Indenture  Trustee,  any officer of the Indenture  Trustee with direct  responsibility  for the administration of the Trust Estate pursuant to the Indenture and also, with respect to a particular  matter,  any other officer to whom such matter is referred because of such officer's  knowledge of and familiarity with the particular subject.

         Revolving  Period:  The period  beginning  on the Closing  Date and ending on the earlier of  (i) December
31, 2003, and (ii) the occurrence of a Managed Amortization Event or a Rapid Amortization Event.

         Secretary of State:  The Secretary of State of the State of Delaware.

         Securities  Act:  The  Securities  Act of 1933,  as  amended,  and the rules and  regulations  promulgated thereunder.

         Securities Balance: The Note Balance or Certificate Balance, as the context may require.

         Security:  Any Certificate or a Note, as the context may require.

         Securityholder:  Any Noteholder or Certificateholder.

         Seller:  Wachovia, as seller under the Purchase Agreement, and its successors and assigns.

         Servicer:  Wachovia, and its successors and assigns.

         Servicing Advance:  The meaning specified in Section 3.08 of the Servicing Agreement.

         Servicing  Agreement:  The  Servicing  Agreement  dated as of the  Closing  Date among the  Servicer,  the
Issuer and the Indenture Trustee.

         Servicing  Certificate:  A  certificate  completed  and  executed by a Servicing  Officer on behalf of the
Servicer in accordance with Section 4.01 of the Servicing Agreement.

         Servicing Default:  Any one of the following events:

     (i) any failure by the Servicer to deposit in the Custodial  Account,  Funding  Account,  Note Payment Account
or  Distribution  Account  any  deposit  required  to be made  under the  terms of this  Agreement  that  continues unremedied  for a period of three (3) Business Days after the earlier of (A) the date upon which written  notice of such failure  shall have been given to the Servicer by the Issuer or the  Indenture  Trustee and (B) the first date on which the Servicer has actual knowledge of such failure;

    (ii) any failure on the part of the Servicer  duly to observe or perform any other  covenants or  agreements of the Servicer set forth in this  Agreement,  which  failure,  in each case,  materially  and  adversely  affects the interests  of the  Securityholders,  and which  failure  continues  unremedied  for a period  of 45 days  after the earlier of (A) the date on which  written  notice of such failure,  requiring the same to be remedied,  and stating that such notice is a "Notice of  Default"  hereunder,  shall have been given to the  Servicer by the Issuer or the
Indenture Trustee and (B) the first date on which the Servicer has actual knowledge of such failure;

   (iii) the entry against the Servicer of a decree or order by a court or agency or supervisory  authority  having jurisdiction  in the  premises  for the  appointment  of a trustee,  conservator,  receiver  or  liquidator  in any
conservatorship,   receivership,   readjustment  of  debt,   marshalling  of  assets  and  liabilities  or  similar
proceedings, or for the winding up or liquidation of its affairs; or

    (iv) the consent by the Servicer to the  appointment of a trustee,  conservator,  receiver or liquidator in any insolvency,  conservatorship,  receivership, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or  substantially  all of its property;  or the commencement  of an involuntary  case relating to the Servicer under any  applicable  federal or state  bankruptcy, insolvency  or other  similar law and such case shall either be consented to by the Servicer or shall not have been dismissed  or stayed  within  sixty (60) day of its  commencement;  or the  Servicer  shall  admit in  writing  its inability  to pay its debts  generally  as they become due,  file a petition to take  advantage  of any  applicable insolvency or reorganization  statute,  make an assignment for the benefit of its creditors or voluntarily  suspend payment of its obligations.

         Servicing  Fee:  With  respect to any  Mortgage  Loan and any  Collection  Period,  the product of (i) the
Servicing  Fee Rate  divided by 12 and (ii) the related  Principal  Balance as of the first day of such  Collection
Period.

         Servicing Fee Rate:  0.50% per annum.

         Servicing  Officer:  Any officer of the Servicer involved in, or responsible for, the  administration  and servicing  of the  Mortgage  Loans  whose  name and  specimen  signature  appear  on a list of  servicing  officers furnished to the  Indenture  Trustee  (with a copy to the  Enhancer) by the  Servicer,  as such list may be amended from time to time.

         Servicer  Termination  Triggers:  A  Servicing  Termination  Trigger  will  be hit if  the  percentage  of cumulative  losses on the  Mortgage  Loans  (exclusive  of the pro rata  portion  thereof  relating to any Excluded
Amount or the Additional  Balances  represented by Additional  Balance  Increase  Amount) as of any date exceed the applicable percentage listed in the chart below of the Pool Balance as of the Closing Date:

        Months                   Percentage
        1 - 24                      2.00%
        25 - 36                     2.75%
        37 - 48                     3.75%
        49 - 60                     4.25%
        61 - 72                     5.00%
        73+                         5.75%

         Standard & Poor's:  Standard & Poor's Ratings Services, a division of The McGraw-Hill  Companies,  Inc. or its successor in interest.

         Statutory  Trust  Statute:  Chapter 38 of Title 12 of the Delaware  Code,  12 Del. Code Sections 3801 et seq., as
the same may be amended from time to time.

         Stepdown  Cumulative Loss Test: With respect to any date of  determination,  the Stepdown  Cumulative Loss
Test shall be met if the percentage of cumulative  losses on the Mortgage Loans  (exclusive of the pro rata portion thereof  relating to any Excluded  Amount or the Additional  Balances  represented by Additional  Balance  Increase
Amount) as of such date of  determination is less than the applicable  percentage  listed in the chart below of the
Pool Balance as of the Closing Date:

        Months                   Percentage
        31 - 48                     1.50%
        49 - 60                     2.00%
        61+                         2.50%

         Stepdown  Date:  The later to occur of (i) the  thirty-first  Payment  Date and (ii) the  Payment  Date on which the Note  Balance  immediately  prior to that  payment  date is less than or equal to 50% of the Initial Note
Balance.

         Stepdown  Delinquency  Test:  With respect to any date of  determination,  the Stepdown  Delinquency  Test shall  be met if the  six  month  rolling  sixty-day  average  delinquency  rate  (including  foreclosures  and REO
Properties) on the Mortgage Loans  (exclusive of the pro rata portion  thereof  relating to any Excluded  Amount or the Additional  Balances  represented by Additional  Balance  Increase  Amount) as of such date of determination is less than 3.50%.

         Subsequent  Cut-Off  Date:  With  respect to any  Subsequent  Mortgage  Loan,  the date  specified  in the related Subsequent Transfer Agreement.

         Subsequent  Mortgage  Loan:  An  adjustable  rate home  equity  revolving  line of credit  (i) sold by the
Seller to the Purchaser  pursuant to Section 2.2 of the Purchase Agreement and the applicable  Subsequent  Transfer
Agreement,  or (ii) sold by the Depositor to the Issuer  pursuant to Sections 3.01 and 3.05 of the Trust  Agreement and the applicable  Subsequent  Transfer  Agreement,  as the context  requires,  such  adjustable  rate home equity revolving  line of credit  being  identified  on the  Mortgage  Loan  Schedule  attached to the related  Subsequent
Transfer Agreement, as set forth in such Subsequent Transfer Agreement.

         Subsequent Net Recovery  Amounts:  Amounts  collected on a Mortgage Loan after the Mortgage Loan becomes a
Liquidated Mortgage Loan, net of any Recovery Fee.

         Subsequent  Transfer  Agreement:  Each Subsequent  Transfer  Agreement,  dated as of a Subsequent Transfer
Date (i)  executed  by the  Seller  and the  Purchaser  substantially  in the  form of  Exhibit  2 to the  Purchase
Agreement,  or (ii) executed by the Depositor  and the Issuer  substantially  in the form of Exhibit J to the Trust
Agreement,  as the context requires,  by which the related  Subsequent  Mortgage Loans are sold to the Purchaser or the Issuer, as applicable.

         Subsequent  Transfer  Date:  With respect to each  Subsequent  Transfer  Agreement,  the date on which the related Subsequent Mortgage Loans are sold to the Purchaser or the Issuer, as applicable.

         Subsequent  Transferred  Property:  Collectively with respect to each Subsequent Transfer Date, all of the right, title and interest of the Seller whether now owned or existing or hereafter created,  arising,  or acquired, in, to and under the  following:  (i) the related  Subsequent  Mortgage Loans  (including the related  Cut-Off Date
Principal  Balances then existing and all Additional  Balances arising thereunder after the Subsequent Cut-Off Date through and including  the date  immediately  preceding  the  commencement  of the Rapid  Amortization  Period) and interest thereon and money due or to become due in respect thereof,  all interest accruing thereon,  all monies due or to become due thereon,  and all collections in respect thereof received on or after the Subsequent  Cut-Off Date
(other than interest  thereon in respect of any period prior to the Subsequent  Cut-Off Date);  provided,  however, that any Principal  Balance  represented by a Draw made during the Rapid  Amortization  Period and interest thereon and money due or to become due in respect  thereof will not be or deemed to be transferred  to the  Purchaser,  and the Seller in such event shall retain ownership of each Principal  Balance  represented by each such Draw; (ii) the interest of the Seller in any insurance  policies in respect of the Subsequent  Mortgage Loans;  (iii) the interest of the Seller in the  Mortgages  and the Loan  Agreements  related to each  Subsequent  Mortgage Loan and the other
Related Documents and (iv) all proceeds of the foregoing.

         Subservicer:  Each Person that enters into a Subservicing Agreement as a subservicer of Mortgage Loans.

         Subservicing  Agreement:  The  written  contract  between the  Servicer  and any  Subservicer  relating to servicing and administration of certain Mortgage Loans as provided in Section 3.01 of the Servicing Agreement.

         Substitution  Adjustment  Amount:  With respect to any Eligible  Substitute Loan and any Deleted Loan, the
amount,  if any, as  determined  by the Servicer,  by which the  aggregate  principal  balance of all such Eligible
Substitute  Loans as of the date of substitution is less than the aggregate  Principal  Balance of all such Deleted
Loans (after  application of the principal  portion of the Monthly  Payments due in the month of substitution  that are to be distributed to the Securityholders in the month of substitution).

         Telerate  Screen Page 3750: The display page so designated on the Bridge  Telerate  Capital Markets Report
(or such other page as may  replace  page 3750 on such  service  for the  purpose of  displaying  London  interbank offered rates of major banks,  or, if such service is no longer offered,  such other service for displaying  London interbank  offered rates or comparable rates as may be selected by the Indenture  Trustee after  consultation  with the Servicer.

         Transfer:  Any direct or indirect  transfer,  sale,  pledge,  hypothecation or other form of assignment of any Ownership Interest in a Certificate.

         Transfer Date:  The Payment Date on which the Servicer,  upon receipt of written notice and direction from the  Issuer,  shall  cause the  retransfer  of  Mortgage  Loans from the Trust  Estate to the  Issuer,  pursuant to
Section 3.22(a) of the Servicing Agreement.

         Transferee:  Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

         Transfer  Notice Date:  The fifth  Business Day prior to the  Transfer  Date for which the Servicer  shall give the Indenture  Trustee,  the Rating Agencies and the Enhancer a notice of the proposed  retransfer of Mortgage
Loans, pursuant to Section 3.22(a) of the Servicing Agreement.

         Transferor:  Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

         Transferred Property:  The Initial Transferred Property and the Subsequent Transferred Property.

         Treasury  Regulations:  Regulations,  including proposed or temporary  Regulations,  promulgated under the
Code.  References  herein to specific  provisions  of proposed or temporary  regulations  shall  include  analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

         Trust  Agreement:  The Trust  Agreement  dated as of the Closing  Date,  between the Owner Trustee and the
Depositor.

         Trust Estate:  The meaning specified in the Granting Clause of the Indenture.

         Trust  Indenture  Act or TIA: The Trust  Indenture Act of 1939, as amended from time to time, as in effect on any relevant date.

         UCC:  The  Uniform  Commercial  Code,  as in  effect  from time to time,  as in  effect  in any  specified jurisdiction.

         Underwriters:  Each of  Wachovia  Securities,  Inc.,  Banc of  America  Securities,  LLC and  J.P.  Morgan
Securities, Inc.

         Underwriting  Agreement:  The underwriting  agreement dated September 25,  2002, between the Depositor and the Representative.

         Uniform  Single  Attestation  Program for Mortgage  Bankers:  The Uniform Single  Attestation  Program for
Mortgage  Bankers,  as published by the  Mortgage  Bankers  Association  of America and  effective  with respect to fiscal periods ending on or after December 15, 1995.

         Unpaid Principal Amount:  As defined in Section 3.05(a) of the Indenture.

         Wachovia:  Wachovia Bank, National Association, a national banking association.